PROSPECTUS SUPPLEMENT
(To Prospectus dated December 19, 2001)

Filed Pursuant to Rule 497 Registration
Statement No. 333-67336

409,837 Shares
COMMON STOCK

      All of the 409,837 shares of the common stock, par value $.0001 per share, of Allied Capital Corporation are being issued and sold by us to an institutional investor at negotiated purchase prices for total offering proceeds to the Company of $10 million.

      These negotiated purchase prices, per share, are equal to the Volume Weighted Average Price on the New York Stock Exchange, as reported by Bloomberg L.P. using the AQR function for the shares (the “Average Trading Price”), less a discount of 3% (the “Purchase Price”), for each of the thirteen trading days during the period from December 3, 2001 to December 19, 2001 (the “Investment Period”).

      The total number of shares offered hereby equals the aggregate number of shares resulting from:

(i)	the allocation of the purchaser’s proposed aggregate investment of $10 million on a pro rata basis over the Investment Period; and

(ii)	the purchase, on each day during the Investment Period on which the Average Trading Price exceeds $22.00 (the “Threshold Price”) or on which the Average Trading Price is below the Threshold Price and the purchaser chooses to purchase shares at the Threshold Price, of the maximum number of whole shares at the Purchase Price. Since no dividend was paid on the shares issued as part of this transaction, the price paid was reduced by $0.15 for each of the seven business days prior to the ex-dividend date within the Investment Period to adjust the prices, which assumed receipt of the dividend, for these days.

This results in the purchase of a total of 409,837 shares at an average purchase price per share of $24.40.

      Our common stock is traded on the New York Stock Exchange under the symbol “ALD.” On December 19, 2001, the last reported sales price for the common stock was $25.24.

      We are an internally managed closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to achieve current income and capital gains.

      Please read this prospectus supplement, and the accompanying prospectus, before investing, and keep it for future reference. It contains important information about the Company. To learn more about the Company, you may want to look at the Statement of Additional Information dated December 19, 2001 (known as the “SAI”). For a free copy of the SAI, contact us at Allied Capital Corporation, 1919 Pennsylvania Avenue, N.W., Washington, DC 20006, 1-888-253-0512. We have filed the SAI with the U.S. Securities and Exchange Commission and have incorporated it by reference into the prospectus. The SAI’s table of contents appears on page B-1 of the prospectus. The Commission maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information about the Company.

      You should review the information including the risk of leverage, set forth under “Risk Factors” on page 8 of the prospectus, before investing in common stock of the Company.

      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement or the prospectus. Any representation to the contrary is a criminal offense.

December 19, 2001

      We have not authorized any dealer, salesperson or other person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus supplement or the prospectus. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus supplement or the prospectus as if we had authorized it. This prospectus supplement and the prospectus do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus supplement and the prospectus is accurate as of the dates on their covers.

      Information contained or incorporated by reference in this prospectus supplement, and the prospectus, may contain “forward-looking statements” which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. The matters described in “Risk Factors” in the prospectus and certain other factors noted throughout this prospectus supplement and the prospectus, and in any exhibits to the registration statement of which this prospectus supplement and the prospectus are a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements. In this prospectus supplement and the prospectus, unless otherwise indicated, the “Company”, “we”, “us” or “our” refer to Allied Capital Corporation and its subsidiaries.

FEES AND EXPENSES

      This table describes the various costs and expenses that an investor in the Company will bear directly or indirectly.

Shareholder Transaction Expenses

Privately negotiated transaction (as a percentage of offering price)(1)	3.0%

Dividend reinvestment plan fees(2)	None

Annual Expenses (as a percentage of consolidated net assets attributable to common shares)(3)

Operating expenses(4)	3.4%

Interest payments on borrowed funds(5)	5.1%

Total annual expenses(6)	8.5%

(1) The discount with respect to the shares sold by the Company in this offering is the only sales load paid in connection with this offering.
(2) The expenses of the Company’s DRIP plan are included in “Operating expenses.” The Company has no cash purchase plan. The participants in the DRIP plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See “Dividend Reinvestment Plan” in the prospectus.
(3) “Consolidated net assets attributable to common shares” equals net assets (i.e., total assets less total liabilities and preferred stock) at September 30, 2001.
(4) “Operating expenses” represent the estimated operating expenses of the Company for the year ending December 31, 2001 excluding interest on indebtedness. This percentage for the year ended December 31, 2000 was 3.4%.
(5) The “Interest payments on borrowed funds” represent estimated interest payments for the year ending December 31, 2001. The Company had outstanding borrowings of $924.5 million at September 30, 2001. This percentage for the year ended December 31, 2000 was 5.6%. See “Risk Factors” in the prospectus.
(6) “Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. The Company borrows money to leverage its net assets and to increase its total assets. The Securities and Exchange Commission requires that “Total annual expenses” percentage be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed money. If the “Total annual expenses” percentage were calculated instead as a percentage of consolidated total assets, “Total annual expenses” for the Company would be 4.9% of consolidated total assets.

Example

      The following example, required by the Commission, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$113	$280	$447	$868

      Although the example assumes (as required by the Commission) a 5.0% annual return, our performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the DRIP plan may receive shares that we issue at or above net asset value or purchased by the administrator of the DRIP plan, at the market price in effect at the time, which may be higher than, at, or below net asset value. See “Dividend Reinvestment Plan” in the accompanying prospectus.

The example should not be considered a representation of future expenses, and the actual expenses may be greater or less than those shown.

S-1

USE OF PROCEEDS

      The net proceeds from the sale of the shares, after deducting estimated expenses of this offering, are approximately $9.95 million. We intend to use the net proceeds from selling shares to finance our Company’s growth and for general corporate purposes, which may include investment in private growth companies, purchase of commercial mortgage-backed securities and acquisitions. We may also repay a portion of our revolving line of credit.

      We raise new equity from time to time using a shelf registration statement. We raise new equity when we have a clear use of proceeds for attractive investment opportunities. Historically, this process has enabled us to raise equity on an accretive basis for existing shareholders.

PLAN OF DISTRIBUTION

      All of the 409,837 shares of common stock, par value $0.0001 per share, that we are offering by this prospectus supplement and the accompanying prospectus are being issued and sold to an institutional investor at negotiated purchase prices for total offering proceeds to the Company of $10 million.

      These negotiated purchase prices, per share, are equal to the Volume Weighted Average Price on the New York Stock Exchange, as reported by Bloomberg L.P. using the AQR function for the shares (the “Average Trading Price”), less a discount of 3.0% (the “Purchase Price”), for each of the thirteen trading days during the period from December 3, 2001 to December 19, 2001 (the “Investment Period”). The total number of shares offered hereby equals the aggregate number of shares resulting from:

(i)	the allocation of the purchaser’s proposed aggregate investment of $10 million on a pro rata basis over the Investment Period, and

(ii)	the purchase, on each day during the Investment Period on which the Average Trading Price exceeds $22.00 (the “Threshold Price”) or on which the Average Trading Price is below the Threshold Price and the purchaser chooses to purchase shares at the Threshold Price, of the maximum number of whole shares at the Purchase Price. Since no dividend was paid on the shares issued as part of this transaction, the price paid was reduced by $0.15 for each of the seven business days prior to the ex-dividend date within the Investment Period to adjust the prices, which assumed receipt of the dividend, for these days. This results in the purchase of a total of 409,837 shares at an average purchase price per share of $24.40.

      The net offering proceeds to us, after deduction of estimated offering expenses of approximately $50,000, will be approximately $9.95 million.

S-2

PROSPECTUS

$300,000,000

Common Stock
Preferred Stock
Debt Securities

Please read this prospectus, and the accompanying prospectus supplement, if any, before investing, and keep it for future reference. It contains important information about the Company.

To learn more about the Company, you may want to look at the Statement of Additional Information dated December 19, 2001 (known as the “SAI”). For a free copy of the SAI, contact us at:

Allied Capital Corporation 1919 Pennsylvania Avenue, N.W. Washington, DC 20006 1-888-253-0512

The Company has filed the SAI with the U.S. Securities and Exchange Commission and has incorporated it by reference into this prospectus. The SAI’s table of contents appears on page 82 of this prospectus.

The Commission maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information about the Company.

Our common stock is traded on the New York Stock Exchange under the symbol “ALD.” As of December 19, 2001, the last reported sales price on the New York Stock Exchange for the common stock was $25.24.

We may offer, from time to time, up to $300,000,000 of our common stock, par value $0.0001 per share, preferred stock, or debt securities in one or more offerings. All shares of common stock, preferred stock, and debt securities that are offered under this prospectus are collectively referred to herein as the “Securities.”

The Securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the case of our common stock, the offering price per share less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering.

We are an internally managed closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended.

Our investment objective is to achieve current income and capital gains. We seek to achieve our investment objective by investing primarily in private businesses in a variety of industries throughout the United States. No assurances can be given that we will continue to achieve our objective.

You should review the information including the risk of leverage, set forth under “Risk Factors” on page 8 of this prospectus before investing in Securities of the Company.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representations to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of Securities unless accompanied by a prospectus supplement.

December 19, 2001

      We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus or any accompanying supplement to this prospectus. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus or the accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their covers.

(i)

PROSPECTUS SUMMARY

      The following summary contains basic information about this offering. It may not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.

      In this prospectus or any accompanying prospectus supplement, unless otherwise indicated, the “Company”, “ACC”, “we”, “us” or “our” refer to Allied Capital Corporation and its subsidiaries.

THE COMPANY (Page 14)

      We are a business development company and provide private investment capital to private and undervalued public companies in a variety of different industries throughout the United States. We have been investing in growing businesses for over 40 years and have financed thousands of companies nationwide. Our investment activity is focused in two areas:

•	private finance, and

•	commercial real estate finance, primarily the purchase of commercial mortgage-backed securities (“CMBS”).

Our investment portfolio includes:

•	long-term unsecured loans with equity features,

•	equity investments in middle-market companies, which may or may not constitute a controlling equity interest,

•	commercial mortgage-backed securities, and

•	commercial mortgage loans.

      We identify loans and investments through our numerous relationships with:

•	mezzanine and private equity investors,

•	investment banks, and

•	other intermediaries, including professional services firms.

In order to increase our sourcing and origination activities, we have two regional offices in New York and Chicago. We centralize our credit approval function and service our loans through an experienced staff of professionals at our headquarters in Washington, DC.

      We have an advantageous tax structure, as compared to operating companies, that allows for the “pass-through” of income to our shareholders through dividends without the imposition of a corporate level of taxation. See “Tax Status.”

      We are an internally managed diversified closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). Our investment objective is to achieve current income and capital gains. We seek to achieve our investment objective by investing in growing businesses in a variety of industries throughout the United States. As a BDC, we are required to meet regulatory tests, the most significant relating to its investments and borrowings. A BDC is required to invest at least 70% of its assets in private or thinly traded public, U.S.-based companies. A BDC must maintain a coverage ratio of assets to senior securities of at least 200%. See “Business — Certain Government Regulations.”

      We are quoted on the New York Stock Exchange and trade under the symbol “ALD.”

THE OFFERING (Page 80)

      We may offer, from time to time, up to $300,000,000 of our Securities, on terms to be determined at the time of offering.

      Securities may be offered at prices and on terms described in one or more supplements to this prospectus. In the case of the offering of our common stock, the offering price per share less any underwriting commission or discount will not be less than the net asset value per share of our common stock at the time we make the offering.

      Our Securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will set forth any applicable purchase price, fee and commission or discount arrangement between our agents and us or among our underwriters or the basis upon which such amount may be calculated.

      We may not sell Securities without delivering a prospectus supplement describing the method and terms of the offering of our Securities.

USE OF PROCEEDS (Page 14)

      Unless otherwise specified in the prospectus supplement accompanying this prospectus, we intend to use the net proceeds from selling Securities for general corporate purposes, which may include investments in private and undervalued public companies, purchase of CMBS, repayment of indebtedness, acquisitions and other general corporate purposes.

DISTRIBUTIONS (Page 15)

      We pay quarterly dividends to holders of our common stock. The amount of our quarterly dividends is determined by the board of directors. Other types of Securities will likely pay distributions in accordance with their terms.

DIVIDEND REINVESTMENT PLAN (Page 74)

      We have adopted an “opt out” dividend reinvestment plan (“DRIP plan”) for our common stockholders. Under the DRIP plan, if your shares of common stock are registered in your name, your dividends will be automatically reinvested in additional shares of our common stock unless you “opt out” of the DRIP plan.

PRINCIPAL RISK FACTORS (Page 8)

      Investment in Securities involves certain risks relating to our structure and our investment objective that you should consider before purchasing Securities.

      As a BDC, our consolidated portfolio includes securities primarily issued by privately held companies. These investments may involve a high degree of business and financial risk, and they are generally illiquid. A large number of entities and individuals compete for the same kind of investment opportunities as we do.

      We borrow funds to make investments in private businesses. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and, therefore increase the risks associated with investing in our securities.

      Also, we are subject to certain risks associated with investing in non-investment grade CMBS, valuing our portfolio, changing interest rates, accessing addi-

tional capital, fluctuating quarterly results, and operating in a regulated environment. In addition, the loss of pass-through tax treatment could have a material adverse effect on our total return, if any.

CERTAIN ANTI-TAKEOVER

PROVISIONS (Page 77)

      Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for the Company. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

FEES AND EXPENSES

     This table describes the various costs and expenses that an investor in our Securities will bear directly or indirectly.

Shareholder Transaction Expenses

Sales load (as a percentage of offering price)(1)	—%

Dividend reinvestment plan fees(2)	None

Annual Expenses (as a percentage of consolidated net assets attributable to common stock)(3)

Operating expenses(4)	3.4%

Interest payments on borrowed funds(5)	5.1%

Total annual expenses(6)	8.5%

(1) In the event that the Securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2) The expenses of the Company’s DRIP plan are included in “Operating expenses.” The Company has no cash purchase plan. The participants in the DRIP plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See “Dividend Reinvestment Plan.”

(3) “Consolidated net assets attributable to common stock” equals net assets (i.e., total assets less total liabilities and preferred stock) at September 30, 2001.

(4) “Operating expenses” represent the estimated operating expenses of the Company for the year ending December 31, 2001 excluding interest on indebtedness. This percentage for the year ended December 31, 2000 was 3.4%.

(5) The “Interest payments on borrowed funds” represents the estimated interest payments of the Company for the year ending December 31, 2001. The Company had outstanding borrowings of $924.5 million at September 30, 2001. This percentage for the year ended December 31, 2000 was 5.6%. See “Risk Factors.”

(6) “Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. The Company borrows money to leverage its net assets and increase its total assets. The Securities and Exchange Commission requires that “Total annual expenses” percentage be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the “Total annual expenses” percentage were calculated instead as a percentage of consolidated total assets, “Total annual expenses” for the Company would be 4.9% of consolidated total assets.

Example

     The following example, required by the Commission, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$85	$254	$425	$852

     Although the example assumes (as required by the Commission) a 5.0% annual return, our performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the DRIP plan may receive shares of common stock that we issue at or above net asset value or are purchased by the administrator of the DRIP plan, at the market price in effect at the time, which may be higher than, at, or below net asset value. See “Dividend Reinvestment Plan.”

The example should not be considered a representation of future expenses, and the actual expenses may be greater or less than those shown.

SELECTED CONSOLIDATED FINANCIAL DATA

      You should read the consolidated financial information below with the Consolidated Financial Statements and Notes thereto included in this prospectus. Financial information for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 has been derived from audited financial statements. On December 31, 1997, the Company consummated a merger of five predecessor companies. The selected financial data and all other information in this prospectus, unless otherwise indicated, reflects the operations of the Company with all periods restated as if the predecessor companies had merged as of the beginning of the earliest period presented. Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results for such interim periods. Interim results at and for the nine months ended September 30, 2001 are not necessarily indicative of the results that may be expected for the year ending December 31, 2001. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 16 for more information.

	Nine Months
	Ended
	September 30,		Year Ended December 31,

(In thousands,	2001	2000	2000	1999	1998	1997(7)	1996(7)
except per share data)

	(Unaudited)

Operating Data:

Interest and related portfolio income:

Interest and dividends	$173,722	$129,768	$182,307	$121,112	$80,281	$86,882	$77,541

Premiums from loan dispositions	2,070	10,752	16,138	14,284	5,949	7,277	4,241

Post-merger gain on securitization of commercial mortgage loans	—	—	—	—	14,812	—	—

Fees and other income	30,652	9,334	13,144	5,744	5,696	3,246	3,155

Total interest and related portfolio income	206,444	149,854	211,589	141,140	106,738	97,405	84,937

Expenses:

Interest	47,974	41,645	57,412	34,860	20,694	26,952	20,298

Employee(1)	22,269	19,506	26,025	22,889	18,878	10,258	8,774

Administrative	10,166	10,711	15,435	12,350	11,921	8,970	8,289

Merger	—	—	—	—	—	5,159	—

Total operating expenses	80,409	71,862	98,872	70,099	51,493	51,339	37,361

Net operating income before net realized and unrealized gains	126,035	77,992	112,717	71,041	55,245	46,066	47,576

Net realized and unrealized gains:

Net realized gains	8,339	23,095	15,523	25,391	22,541	10,704	19,155

Net unrealized gains (losses)	23,463	(267)	14,861	2,138	1,079	7,209	(7,412)

Total net realized and unrealized gains	31,802	22,828	30,384	27,529	23,620	17,913	11,743

Income before minority interests and income taxes	157,837	100,820	143,101	98,570	78,865	63,979	59,319

Minority interests	—	—	—	—	—	1,231	2,427

Income tax expense	—	—	—	—	787	1,444	1,945

Net increase in net assets resulting from operations	$157,837	$100,820	$143,101	$98,570	$78,078	$61,304	$54,947

Per Share:

Diluted net operating income per common share(2)	$1.39	$1.10	$1.53	$1.18	$1.06	$1.04	$1.01

Diluted earnings per common share	$1.74	$1.42	$1.94	$1.64	$1.50	$1.24	$1.17

Dividends per common share(3)	$1.50	$1.36	$1.82	$1.60	$1.43	$1.71	$1.23

Weighted average common shares outstanding – diluted(4)	90,864	70,777	73,472	60,044	51,974	49,251	46,733

	At September 30,	At December 31,

(in thousands,	2001	2000	1999	1998	1997(7)	1996(7)
except per share data)

	(Unaudited)

Balance Sheet Data:

Portfolio at value	$2,174,373	$1,788,001	$1,228,497	$807,119	$703,331	$612,411

Portfolio at cost	2,128,726	1,765,895	1,222,901	803,479	697,030	618,319

Total assets	2,266,833	1,853,817	1,290,038	856,079	807,775	713,360

Total debt outstanding(5)	924,484	786,648	592,850	334,350	347,663	274,997

Preferred stock issued to SBA(5)	7,000	7,000	7,000	7,000	7,000	7,000

Shareholders’ equity	1,300,237	1,029,692	667,513	491,358	420,060	402,134

Shareholders’ equity per common share (NAV)	$13.42	$12.11	$10.20	$8.79	$8.07	$8.34

Common shares outstanding at period end(4)	96,921	85,057	65,414	55,919	52,047	48,238

	Nine Months
	Ended
	September 30,		Year Ended December 31,

	2001	2000	2000	1999	1998	1997(7)	1996(7)

	(Unaudited)

Other Data:

Portfolio investments funded	$509,578	$640,196	$901,545	$751,871	$524,530	$364,942	$283,295

Loan repayments	52,016	117,940	154,112	145,706	138,081	233,005	179,292

Loan sales(6)	129,980	151,834	280,244	198,368	81,013	53,912	27,715

Realized gains	9,942	24,664	28,604	31,536	25,757	15,804	30,417

Realized losses	(1,603)	(1,569)	(13,081)	(6,145)	(3,216)	(5,100)	(11,262)

(1)	Employee expenses include formula and cut-off awards of $91,000 and $4,797,000 for the nine months ended September 30, 2001 and 2000, respectively, and $6,183,000, $6,753,000 and $7,049,000 for the years ended December 31, 2000, 1999 and 1998, respectively. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Results of Operations — Comparison of Nine Months Ended September 30, 2001 and 2000 and Fiscal Years Ended December 31, 2000, 1999 and 1998.”

(2)	Diluted net operating income per common share for the year ended December 31, 1997 excludes merger expenses.

(3)	Distributions are based on taxable income, which differs from income for financial reporting purposes. In 1997, Allied Capital Corporation (old) distributed $0.34 per common share representing the 844,914 shares of Allied Capital Lending Corporation distributed in conjunction with the merger. The distribution resulted in a partial return of capital. Also in conjunction with the merger, the Company distributed $0.17 per common share representing the undistributed earnings of the predecessor companies at December 31, 1997.

(4)	Excludes 259,983 common shares held in the deferred compensation trust at or for the nine months ended September 30, 2000, and 234,977, 516,779 and 810,456 common shares held in the deferred compensation trust at or for the years ended December 31, 2000, 1999, and 1998, respectively. There were no shares held in the deferred compensation trust at or during the nine months ended September 30, 2001.

(5)	See “Senior Securities” on page 37 for more information regarding the Company’s level of indebtedness.

(6)	Excludes loans sold through securitization in January 1998. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Results of Operations — Comparison of the Years Ended December 31, 2000, 1999 and 1998.”

(7)	Our current business and investment portfolio resulted from the merger of five affiliated companies on December 31, 1997. The companies that merged were Allied Capital Corporation (old), Allied Capital Corporation II, Allied Capital Advisers, Inc. (“Advisers”), Allied Capital Commercial Corporation and Allied Capital Lending Corporation. The five companies are referred to as the predecessor companies. The selected consolidated financial data reflects the operations of the company as if the predecessor companies were merged for these periods.

	2001			2000

(in thousands,	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
except per share data)

	(unaudited)			(unaudited)

Quarterly Data:

Total interest and related portfolio income	$72,634	$68,739	$65,071	$61,735	$55,992	$49,965	$43,897

Net operating income before net realized and unrealized gains	44,189	42,118	39,728	34,725	30,719	24,700	22,573

Net increase in net assets resulting from operations	59,703	46,106	52,028	42,281	36,449	34,790	29,581

Diluted net operating income per share	$0.47	$0.46	$0.46	$0.43	$0.40	$0.35	$0.34

Diluted earnings per common share	0.63	0.51	0.60	0.52	0.48	0.50	0.45

Dividends declared per common share	0.51	0.50	0.49	0.46	0.46	0.45	0.45

Net asset value per common share(1)	13.42	12.79	12.26	12.11	11.56	10.96	10.44

[Additional columns below]

[Continued from above table, first column(s) repeated]

	1999

(in thousands,	Qtr 4	Qtr 3	Qtr 2	Qtr 1
except per share data)

	(unaudited)

Quarterly Data:

Total interest and related portfolio income	$42,278	$37,998	$33,186	$27,678

Net operating income before net realized and unrealized gains	21,319	19,273	16,619	13,830

Net increase in net assets resulting from operations	30,925	26,944	22,121	18,580

Diluted net operating income per share	$0.34	$0.31	$0.28	$0.24

Diluted earnings per common share	0.49	0.44	0.38	0.33

Dividends declared per common share	0.40	0.40	0.40	0.40

Net asset value per common share(1)	10.20	9.66	9.17	9.00

(1)	We determine net asset value per common share as of the last day of the quarter. The net asset values shown are based on outstanding shares at the end of each period, excluding common shares held in the Company’s deferred compensation trust.

WHERE YOU CAN FIND

ADDITIONAL INFORMATION

      We have filed with the Commission a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act of 1933, as amended (the “Securities Act”). The registration statement contains additional information about us and the registered securities being offered by this prospectus. You may inspect the registration statement and the exhibits without charge at the Securities and Exchange Commission at 450 Fifth Street, NW, Washington, DC 20549. You may obtain copies from the Commission at prescribed rates.

      We file annual, quarterly and special reports, proxy statements and other information with the Commission. You can inspect, without charge, at the public reference facilities of the Commission at 450 Fifth Street, NW, Washington, DC 20549. The Commission also maintains a web site at http://www.sec.gov that contains reports, proxy statements and other information regarding public companies, including our Company. You can also obtain copies of these materials from the public reference section of the Commission at 450 Fifth Street, NW, Washington, DC 20549, at prescribed rates. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. Copies may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by written request to Public Reference Section, Washington, DC 20549-0102. You can also inspect reports and other information we file at the offices of the New York Stock Exchange, and you are able to inspect those at 20 Broad Street, New York, NY 10005.

RISK FACTORS

      Investing in the Company involves a number of significant risks and other factors relating to the structure and investment objective of the Company. As a result, there can be no assurance that the Company will achieve its investment objective. In addition to the information contained in this prospectus, you should consider carefully the following information before making investments in the Securities.

      Investing in Private Companies Involves a High Degree of Risk. Our portfolio consists primarily of long-term loans to and investments in private companies. Investments in private businesses involve a high degree of business and financial risk, which can result in substantial losses and accordingly should be considered speculative. There is generally no publicly available information about the companies in which we invest, and we rely significantly on the diligence of our employees and agents to obtain information in connection with our investment decisions. In addition, some smaller businesses have narrower product lines and market shares than their competition, and may be more vulnerable to customer preferences, market conditions or economic downturns, which may adversely affect the return on, or the recovery of, our investment in such businesses.

      Economic Recessions or Downturns Could Impair Our Portfolio Companies and Harm Our Operating Results. Although our investment strategy focuses on investment in companies in less cyclical industries, some of the companies in which we have made or will make investments may be susceptible to economic slowdowns or recessions. An economic slowdown may impact the ability of a company to engage in a liquidity event or repay our loans. These conditions could lead to financial losses in our portfolio and a decrease in our revenues, net income and assets. See “Business — Private Finance.”

      On September 11, 2001, a terrorist attack occurred at the World Trade Center in New York City and the Pentagon in Washington, D.C. This incident has had pervasive negative impacts on several U.S. industries and on the U.S. economy in general. While we were not directly impacted by the event, we believe that we could be impacted indirectly. The indirect impacts may include our need to provide a deferral of interest payments to certain portfolio companies that may be affected by the resulting economic slow down and a decrease in the pace of our investment activity.

      Our business of making private equity investments and positioning them for liquidity events also may be impacted by current and future market conditions. The absence of a robust bank lending environment may slow the amount of private equity investment activity generally. As a result, the pace of our investment activity may slow. In addition, significant changes in the capital markets could have an effect on the valuations of private companies and on the potential for liquidity events involving such companies. This could affect the amount and timing of gains realized on our investments. We cannot assure you that the events of September 11, 2001 and the reaction to them may not have other material and adverse implications for us and for the market in general.

      Our Financial Results Could Be Negatively Affected if BLX Fails to Perform as Expected. Business Loan Express, Inc. (“BLX”) is our largest portfolio investment. Our financial results could be negatively affected if BLX, as a portfolio company, fails to perform as expected. At September 30, 2001, the investment totaled $225.5 million, or 10% of total assets. In addition, as controlling shareholder of BLX, we have provided an unconditional guaranty to BLX’s credit facility lenders in an amount equal to 50% of BLX’s total obligations on its $117.5 million unsecured revolving credit facility. The amount we have guaranteed at September 30, 2001 was $50.3 million. This guaranty can only be called in the event of a default by BLX.

      Our Borrowers May Default on Their Payments. We make unsecured, subordinated loans and invest in equity securities, which may involve a higher degree of repayment risk. We primarily invest in and lend to companies that may have limited financial resources and that may be unable to obtain financing from traditional sources. Numerous factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any collateral for the loan.

      Our Portfolio of Investments is Illiquid. We acquire most of our investments directly from private companies. The majority of the investments in our portfolio will be subject to restrictions on resale or otherwise have no established trading market. The illiquidity of most of our portfolio may adversely affect our ability to dispose of loans and securities at times when it may be advantageous for us to liquidate such investments.

      Our Private Finance Investments May Not Produce Capital Gains. Private finance investments are typically structured as debt securities with a relatively high fixed rate of interest and with an equity feature such as conversion rights, warrants or options. As a result, private finance investments generate interest income from the time they are made, and may also produce a realized gain from an accompanying equity feature. We cannot be sure that our portfolio will generate a current return or capital gains.

      Investments in Non-Investment Grade Commercial Mortgage-Backed Securities May Be Illiquid and May Have a Higher Risk of Default. The commercial mortgage-backed securities (“CMBS”) in which we invest are non-investment grade, which means that nationally recognized statistical rating organizations rate them below the top four investment-grade rating categories (i.e., “AAA” through “BBB”), and are sometimes referred to as “junk bonds.” The non-investment grade CMBS tend to be less liquid, may have a higher risk of default and may be more difficult to value. Non-investment grade securities usually provide a higher yield than do investment-grade bonds, but with the higher return comes greater risk. Non-investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not ensured.

      Our Portfolio Investments are Recorded at Fair Value as Determined by the Board of Directors in Absence of Readily Ascertainable Public Market Values. Pursuant to the requirements of the Investment Company Act of 1940 (“1940 Act”), the Board of Directors is required to value each asset quarterly, and we are required to carry our portfolio at fair value as determined by the Board of Directors. Since there is typically no public market for the loans and equity securities of the companies in which we make investments or the CMBS that we purchase, our Board of Directors estimates the fair value of these investments pursuant to a written valuation policy and a consistently applied valuation process. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses; we are instead required by the 1940 Act to specifically value each individual investment and record an unrealized loss for an asset that we believe has become impaired. Without a readily ascertainable market value, the estimated value of our portfolio of investments may differ significantly from the values that would be placed on the portfolio if there existed a ready market for the investments. We adjust quarterly the valuation of our portfolio to reflect the Board of Directors’ estimate of the current fair value of each investment in our portfolio. Any changes in estimated value are recorded in the Company’s statement of operations as “Net unrealized gains (losses).”

      We Borrow Money Which Magnifies the Potential for Gain or Loss on Amounts Invested and May Increase the Risk of Investing in Our Company. We borrow from, and issue senior debt securities to, banks, insurance companies and other lenders. Lenders of these senior securities have fixed dollar claims on our consolidated assets that are superior to the claims of our common shareholders. Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. If the value of our consolidated assets increases, then leveraging would cause the net asset value attributable to the Company’s common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.

      At September 30, 2001, the Company had $924.5 million of outstanding indebtedness, bearing a weighted annual interest cost of 7.1%. In order for us to cover these annual interest payments on indebtedness, we must achieve annual returns on our assets of at least 2.9%.

      Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on the Company’s Portfolio

(net of expenses)

	-20%	-10%	-5%	0%	5%	10%	20%

Corresponding return to shareholder(1)	-40.0%	-22.5%	-13.8%	-5.1%	3.6%	12.3%	29.8%

(1)	The calculation assumes (i) $2,266.8 million in total assets, (ii) an average cost of funds of 7.1%, (iii) $924.5 million in debt outstanding and (iv) $1,300.2 million of shareholders’ equity.

      We May Not Borrow Money Unless We Maintain Asset Coverage for Indebtedness of at Least 200% Which May Affect Returns to Shareholders. We must maintain asset coverage for a class of senior security representing indebtedness of at least 200%. Our ability to achieve our investment objective may depend in part on our continued ability to maintain a leveraged capital structure by borrowing from banks or other lenders on favorable terms. There can be no assurance that we will be able to maintain such leverage. If asset coverage declines to less than 200%, we may be required to sell a portion of our investments when it is disadvantageous to do so. As of September 30, 2001, our asset coverage for senior indebtedness was 255%.

      Changes in Interest Rates May Affect Our Cost of Capital and Net Operating Income. Because we borrow money to make investments, our net operating income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our portfolio income. In periods of sharply rising interest rates, our cost of funds would increase, which would reduce our net operating income before net realized and unrealized gains. However, there would be no effect on the return, if any, that could be generated from our equity interests. We use a combination of long-term and short-term borrowings and equity capital to finance our investing activities. The Company utilizes its short-term credit facilities only as a means to bridge to long-term financing. Our long-term fixed-rate investments are financed primarily with long-term fixed-rate debt and equity. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

      Because We Must Distribute Income, We Will Continue to Need Additional Capital to Grow. We will continue to need capital to fund incremental growth in our investments. Historically, we have borrowed from financial institutions and have issued equity securities. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our taxable net operating income excluding net realized long-term capital gains to our stockholders to maintain our regulated investment company (“RIC”) status. As a result such earnings will not be available to fund investment originations. We expect to continue to borrow from financial institutions and sell additional equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which could have a material adverse effect on the value of the Company’s common stock. In addition, as a business development company (“BDC”), we are generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict our ability to borrow in certain circumstances.

      Loss of Pass-Through Tax Treatment Would Substantially Reduce Net Assets and Income Available for Dividends. We have operated the Company so as to qualify to be taxed as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). If we meet source of income, diversification and distribution requirements, the Company qualifies for effective pass-through tax treatment. The Company would cease to qualify for such pass-through tax treatment if it were unable to comply with these requirements, or if it ceased to qualify as a BDC under the 1940 Act. We also could be subject to a 4% excise tax and/or corporate level income tax if we fail to make required distributions as a RIC. If the Company ceased to qualify as a RIC, the Company would become subject to federal income tax as if it were an ordinary corporation, which would substantially reduce our net assets and the amount of income available for distribution to our shareholders.

      We Operate in a Competitive Market for Investment Opportunities. We compete for investments with many other companies and individuals, some of whom have greater resources than we do. Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making otherwise attractive investments.

      Changes in the Law or Regulations that Govern the Company Could Have a Material Impact on the Company or Our Operations. We are regulated by the Securities and Exchange Commission and the SBA. In addition, changes in the laws or regulations that govern BDCs, RICs, real estate investment trusts (“REITs”) and SBICs may significantly affect our business. Any change in the law or regulations that govern our business could have a material impact on the Company or its operations. Laws and regulations may be changed from time to time, and the interpretations of the relevant laws and regulations also are subject to change.

      Quarterly Results May Fluctuate and May Not Be Indicative of Future Quarterly Performance. The Company’s quarterly operating results could fluctuate and therefore, you should not rely on quarterly results to be indicative of the Company’s performance in future quarters. Factors that could cause quarterly operating results to fluctuate include, among others, variations in the investment origination volume and fee income earned, variation in timing of prepayments, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions.

Disclosure Regarding Forward-Looking Statements

      Information contained or incorporated by reference in this prospectus, and the accompanying prospectus supplement, if any, may contain “forward-looking statements” which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations or similar words or phrases. The matters described in “Risk Factors” and certain other factors noted throughout this prospectus, and the accompanying prospectus supplement, if any, and in any exhibits to the registration statement of which this prospectus, and the accompanying prospectus supplement, if any, is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

THE COMPANY

      Allied Capital is principally engaged in lending to and investing in private and undervalued public companies. The Company is organized in the state of Maryland and is an internally managed closed-end management investment company that has elected to be regulated as a business development company (as defined above, a “BDC”) under the 1940 Act.

      Our executive offices are located at 1919 Pennsylvania Avenue, NW, Washington, DC 20006 and our telephone number is (202) 331-1112. In addition, we have two regional offices in New York and Chicago. We also have an office in Frankfurt, Germany.

USE OF PROCEEDS

      Unless otherwise specified in the prospectus supplement accompanying this prospectus, we intend to use the net proceeds from selling Securities for general corporate purposes, which may include investment in private and undervalued public companies, purchase of commercial mortgage-backed securities, repayment of indebtedness, acquisitions and other general corporate purposes.

      We raise equity from time to time using a shelf registration statement. We raise new equity when we have a clear use of proceeds for attractive investment opportunities. Historically, this process has enabled us to raise equity on an accretive basis for existing shareholders of our common stock.

      We anticipate that substantially all of the net proceeds of any offering of Securities will be used, as described above, within six months, but in no event longer than two years. Pending investment, we intend to invest the net proceeds of any offering of Securities in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency of the federal government, and high quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in time deposits and other short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

      Our common stock is traded on the New York Stock Exchange under the symbol “ALD.” The following table lists the high and low closing sales prices for the Company’s common stock. On December 19, 2001, the last reported closing sale price of the common stock was $25.24 per share.

	Closing Sale Price(1)

	High	Low

Year ended December 31, 1999

First Quarter	$20.250	$16.500

Second Quarter	24.000	17.000

Third Quarter	23.813	20.250

Fourth Quarter	23.125	16.750
Year ended December 31, 2000

First Quarter	$19.688	$16.063

Second Quarter	18.688	16.563

Third Quarter	21.125	17.438

Fourth Quarter	21.375	18.500
Year ending December 31, 2001

First Quarter	$24.436	$20.125

Second Quarter	25.400	19.570

Third Quarter	24.830	21.500

Fourth Quarter (through December 19, 2001)	26.00	21.57

(1)	Prior to June 6, 2001, the Company’s common stock was traded on the Nasdaq National Market under the symbol “ALLC.” The closing sale prices listed are as reflected on the respective exchanges for the periods presented.

      Our common stock continues to trade in excess of net asset value. There can be no assurance, however, that we will maintain a premium to net asset value.

      We pay quarterly dividends to stockholders of our common stock. The amount of our quarterly dividends is determined by the Board of Directors. The Company’s Board has established a dividend policy to review the dividend rate quarterly and to adjust the quarterly dividend rate as the Company’s earnings momentum builds. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Equity Capital and Dividends” and “Tax Status.” We cannot assure that we will achieve investment results or maintain a tax status that will permit any particular level of dividend payment.

      Our credit facilities limit our ability to declare dividends if we default under certain provisions.

      We have adopted an “opt out” dividend reinvestment plan (“DRIP plan”) for our common stockholders. Under the DRIP plan, if your shares of our common stock are registered in your name, your dividends will be automatically reinvested in additional shares of common stock unless you “opt out” of the DRIP plan.

MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

      The information contained in this section should be read in conjunction with the Selected Consolidated Financial Data and the Company’s Consolidated Financial Statements and Notes thereto.

OVERVIEW

      The Company provides private investment capital to private and undervalued public companies in a variety of different industries and in diverse geographic locations. Our lending and investment activity is focused in private finance and commercial real estate finance, primarily the purchase of commercial mortgage-backed securities.

      The Company’s portfolio composition at September 30, 2001, and December 31, 2000, 1999 and 1998 was as follows:

		At
	At	December 31,
	September 30,
	2001	2000	1999	1998

Private Finance	71%	72%	53%	48%

Commercial Real Estate Finance	29%	28%	42%	44%

Small Business Finance	—%	—%	5%	8%

      The Company’s earnings depend primarily on the level of interest and related portfolio income and net realized and unrealized gains earned on the Company’s investment portfolio after deducting interest paid on borrowed capital and operating expenses. Interest income results from the stated interest rate earned on a loan and the amortization of loan origination points and discounts. The level of interest income is directly related to the balance of the interest-bearing investment portfolio multiplied by the weighted average yield on the interest-bearing portfolio. The Company’s ability to generate interest income is dependent on economic, regulatory and competitive factors that influence interest rates and loan originations, and the Company’s ability to secure financing for its investment activities.

PORTFOLIO AND INVESTMENT ACTIVITY

      Total portfolio investment activity and yields as of and for the three and nine months ended September 30, 2001 and 2000 and as of and for the years ended December 31, 2000, 1999 and 1998 were as follows:

	At and for the Three		At and for the Nine
	Months Ended		Months Ended		At and for the
	September 30,		September 30,		Years Ended December 31,

	2001	2000	2001	2000	2000	1999	1998
($ in millions)
Portfolio at Value	$2,174.4	$1,638.2	$2,174.4	$1,638.2	$1,788.0	$1,228.5	$807.1

Investments Funded	$209.5	$237.8	$509.6	$640.2	$901.5	$751.9	$524.5

Repayments	$7.9	$59.1	$52.0	$117.9	$154.1	$145.7	$138.0

Sales	$57.5	$34.7	$130.0	$151.8	$280.2	$198.4	$304.4

Yield	14.1%	13.9%	14.1%	13.9%	14.1%	13.0%	12.5%

Private Finance

      Private finance investment activity and yields as of and for the three and nine months ended September 30, 2001 and 2000 and as of and for the years ended December 31, 2000, 1999 and 1998 were as follows:

	At and for the		At and for the
	Three Months		Nine Months		At and for the Years Ended
	Ended Sept. 30,		Ended Sept. 30,		December 31,

	2001	2000	2001	2000	2000	1999	1998
($ in millions)
Portfolio at Value	$1,539.3	$967.5	$1,539.3	$967.5	$1,282.5	$647.0	$388.6

Investments Funded	$112.7	$148.5	$226.8	$387.6	$600.9	$346.7	$236.0

Repayments	$5.8	$49.6	$29.8	$88.8	$117.7	$87.5	$41.3

Yield	14.5%	14.6%	14.5%	14.6%	14.6%	14.2%	14.6%

      The private finance portfolio increased 20% from December 31, 2000 to September 30, 2001, and increased 98% and 67% during the years ended December 31, 2000 and 1999, respectively. In addition to the $226.8 million of funded investments for the nine months ended September 30, 2001, the Company invested an additional $31.7 million in portfolio companies through receipt of payment in-kind securities. Buyout and private finance activity across the industry has been slow during the first nine months of 2001 largely due to credit tightening among senior lenders. Since equity-focused buyout firms generally need both senior and subordinated debt to leverage private equity investments, buyout activity has been reduced due to a lower level of activity in the senior bank market, and in particular the senior syndicated loan market. As a result, the Company’s investment activity for the nine months ended September 30, 2001 has been at a slower pace than the comparable period for the prior year.

      During the third quarter, the Company closed the controlled buyout of SunSource Inc. on September 26, 2001. Pursuant to the merger agreement signed on June 18, 2001, the Company paid $10.375 per SunSource common share, or $71.5 million, in cash for the outstanding common equity of SunSource. On September 28, 2001, SunSource announced that it completed the sale of its STS business unit. Pursuant to this sale, SunSource returned $15.0 million in cash to the Company, reducing the Company’s cost basis. The Company’s cost basis in the common stock of SunSource after the return of capital from the STS sale and the capitalization of deal costs was $58.6 million at September 30, 2001. The SunSource investment has been structured to provide for a current return to be earned through interest on debt and management/ consulting fees for services provided by the Company. In addition, during the third quarter of 2001, the Company earned investment banking fees of $2.8 million for the acquisition of SunSource and the sale of STS, earned a syndication fee of $1.6 million for the syndication of SunSource’s senior credit facilities and realized a gain of $2.5 million from the sale of warrants in SunSource prior to the controlled buyout transaction. As part of the STS sale, the Company invested $3.2 million in the new STS.

      The Company’s increasing capital base has enabled it to make larger private finance investments, supporting the increase in originations in 2000, 1999 and 1998. Key investment characteristics for new private finance mezzanine investments were as follows:

	For the Years
	Ended
	December 31,

	2000	1999	1998

New investment characteristics:

Number of investments	34	27	19

Average investment size (millions)	$14.0	$12.4	$10.6

Average current yield	14.7%	13.6%	13.3%

Average portfolio company revenue (millions)	$153.5	$86.9	$81.3

Average portfolio company years in business	36	29	22

      The average investment characteristics above are computed using simple averages based upon underwriting data for investment activity for that year. As a result, any one investment may have had individual investment characteristics that may vary significantly from the stated simple average. In addition, average investment characteristics may vary from year to year.

      The current yield on the private finance portfolio will fluctuate over time depending on the equity “kicker” or warrants received with each debt financing. Private finance investments are generally structured such that equity kickers may provide an additional future investment return of up to 10%.

      During 2000, the Company acquired BLC Financial Services, Inc. in a going private transaction, which thereafter changed its name to Business Loan Express, Inc. (“BLX”). The Company’s investment in BLX is included in the private finance portfolio. See “Small Business Finance” discussion for more details below.

      During the second quarter of 2000, the Company began an initiative to invest in and strategically partner with select private equity funds focused on venture capital investments. The strategy for these fund investments is to provide solid investment returns and build strategic relationships with the fund managers and their portfolio companies. The Company believes that it will have opportunities to co-invest with the funds as well as finance their portfolio companies as they mature.

      The Company believes that the fund investment strategy is an effective means of participating in private equity investing through a diverse pooled investment portfolio. The fund concept allows the Company to participate in a pooled investment return without exposure to the risk of any single investment. Since the beginning of 2000, the Company has committed a total of $44.5 million to eight private equity funds. The committed amount is expected to be invested over the next three years. The Company funded $0.4 million, $3.5 million and $7.0 million of this commitment for the three and nine months ended September 30, 2001 and for the year ended December 31, 2000, respectively.

Commercial Real Estate Finance

      Commercial real estate finance investment activity and yields as of and for the three and nine months ended September 30, 2001 and 2000 and as of and for the years ended December 31, 2000, 1999 and 1998 were as follows:

	At and for the		At and for the		At and for the
	Three Months Ended		Nine Months Ended		Years Ended
	September 30,		September 30,		December 31,

	2001	2000	2001	2000	2000	1999	1998
($ in millions)
Portfolio at Value	$635.1	$600.0	$635.1	$600.0	$505.5	$520.0	$355.0

Investments Funded	$96.8	$52.6	$282.8	$143.7	$149.0	$288.7	$214.6

Repayments	$2.1	$6.5	$22.2	$20.8	$24.8	$51.5	$92.5

Sales	$57.5	$1.6	$130.0	$53.1	$151.7	$86.1	$256.9

Yield	13.5%	13.2%	13.5%	13.2%	13.1%	12.3%	10.4%

      The commercial real estate finance portfolio increased 26% from December 31, 2000 to September 30, 2001, and decreased 3% and increased 46% for the years ended December 31, 2000 and 1999, respectively. During 1998, the Company reduced its commercial mortgage loan origination activity for its own portfolio due to declining interest rates and began to sell its loans to other lenders. Then, beginning in the fourth quarter of 1998, the Company began to take advantage of a unique market opportunity to acquire non-investment grade commercial mortgage-backed securities (“CMBS”) at significant discounts from the face amount of the bonds. Turmoil in the capital markets at that time created a lack of liquidity for the traditional buyers of non-investment grade bonds. As a result, yields on these collateralized bonds increased, thus providing an attractive investment opportunity. The Company believes that CMBS is an attractive asset class because of the yields that can be earned on a security that is secured by commercial mortgage loans. The Company has opportunistically purchased CMBS since the fourth quarter of 1998. The Company plans to continue its CMBS investment activity, however, in order to maintain a balanced portfolio the Company expects that purchased CMBS will continue to represent approximately 20% to 25% of total assets during 2001. The Company’s CMBS investment activity level will be dependent upon its ability to purchase CMBS at attractive yields.

      The Company purchases CMBS at an approximate discount of 50% from the face amount of the bonds. During the third quarter of 2001, the Company purchased $96.8 million in CMBS with a face value of $171.1 million and a weighted average yield to maturity of 15.0% after assuming a 1% loss rate on the underlying collateral mortgage pool. During the nine months ended September 30, 2001 the Company purchased $256.1 million in CMBS with a face value of $449.0 million. During the first quarter of 2001, the Company also purchased $24.6 million in non-investment grade securities related to a collateralized debt issuance secured by CMBS and investment grade real estate investment trust bonds. The weighted average yield to maturity on purchases made during the first nine months of 2001 is 15.0% after assuming a 1% loss rate on the underlying collateral mortgage pool. During 2000 and 1999, the Company purchased $124.3 million and $245.9 million in CMBS with a face amount of $244.6 million and $507.9 million and a weighted average yield to maturity of 14.7% and 14.6% after assuming a 1% loss rate on the underlying collateral mortgage pool, respectively.

      As a part of the Company’s strategy to maximize its return on equity capital, the Company sold CMBS bonds rated BB+, BB and BB- during the third quarter of 2001,

the first nine months of 2001 and the fourth quarter of 2000 totaling $55.6 million, $124.5 million and $98.7 million, respectively. These bonds had an effective yield of 10.4%, 10.3% and 11.5%, and were sold for $56.7 million, $126.8 million and $102.5 million, respectively, resulting in realized gains on the sales. The sale of these lower-yielding bonds increased the Company’s overall liquidity. The effective yield on the Company’s remaining purchased CMBS portfolio at September 30, 2001 was 15.2%, after assuming a 1% loss on the entire underlying mortgage loan pool. At September 30, 2001 and December 31, 2000 and 1999, the value of the purchased CMBS portfolio was $472.1 million, $311.3 million and $277.7 million and the unamortized discount was $510.3 million, $364.9 million and $291.5 million, respectively.

      The original principal balance of the underlying pool of the approximately 3,300 loans that are collateral for the Company’s CMBS had underwritten loan to value (“LTV”) and underwritten debt service coverage ratios (“DSCR”) as follows:

Loan to Value Ranges	$	%

	($ in
	millions)

Less than 60%	$2,060.4	11%

60-65%	1,663.9	9%

65-70%	2,834.0	16%

70-75%	5,838.7	33%

75-80%	5,332.0	30%

Greater than 80%	214.3	1%

	$17,943.3	100%

Weighted average LTV	69.7%

Debt Service Coverage
Ratio Ranges	$	%

	($ in
	millions)

Greater than 2.00	$556.6	3%

1.76-2.00	551.8	3%

1.51-1.75	2,046.3	11%

1.26-1.50	10,393.0	58%

1.00-1.25	4,395.6	25%

	$17,943.3	100%

Weighted average DSCR	1.40

      The Company has been liquidating much of its whole commercial mortgage loan portfolio so that it can redeploy the proceeds into higher yielding assets and for the three and nine months ended September 30, 2001, the Company sold $1.9 million and $7.6 million, respectively of commercial mortgage loans. For the years ended December 31, 2000 and 1999, the Company sold $53.1 million and $86.1 million of commercial mortgage loans, respectively. At September 30, 2001, the Company’s whole commercial real estate loan portfolio had been reduced to $86.2 million from $106.4 million at December 31, 2000.

      During 1998, the Company sold through securitization approximately $295 million in lower yielding commercial mortgage loans and sold whole loans to third parties aggregating approximately $33.5 million.

Small Business Finance

      On December 31, 2000, the Company acquired 95% of BLC Financial Services, Inc. in a “going private” buyout transaction for $95.2 million. The Company issued approximately 4.1 million shares, or $86.1 million of new equity, and paid $9.1 million in cash to acquire BLC, which is now BLX.

      As part of the transaction, the Company recapitalized its Allied Capital Express operations as an independently managed private portfolio company and merged it into BLX. As part of the recapitalization, the Company contributed certain assets, including the online rules-based underwriting technology and fixed assets, and transferred 37 employees into the private portfolio company. Upon completion of the transaction, the Company’s investment in BLX totaled $204.1 million and consisted of $74.5 million of 25% subordinated debt, $25.1 million of preferred stock, and $104.5 million of common stock. BLX is included in the private finance portfolio.

      At September 30, 2001, BLX had a 3-year $117.5 million revolving credit facility (“BLX Credit Facility”), which was increased to $124.0 million in October 2001. As the controlling shareholder of BLX, the Company has provided an unconditional guaranty to the BLX Credit Facility lenders in an amount of up to 50% of the total obligations (consisting of principal, accrued interest and other fees) of BLX on the line of credit. The amount guaranteed by the Company at September 30, 2001 was $50.3 million. This guaranty can be called by the lenders only in the event of a default by BLX. BLX was in compliance with the terms of the BLX Credit Facility at September 30, 2001.

      Prior to its contribution to BLX, Allied Capital Express loan activity and yields as of and for the years ended December 31, 2000, 1999 and 1998 were as follows:

($ in millions)	2000	1999	1998

Portfolio at Value	$—	$61.4	$63.6

New Investments	$151.6	$116.5	$73.9

Repayments	$11.6	$6.7	$4.2

Sales	$128.5	$112.3	$47.5

Yield	—	11.5%	11.2%

      Allied Capital Express loan origination activity for 2000 and 1999 increased due to the opening of new regional office locations and from opportunities created by the Company’s Internet site launched in the fall of 1999. Loans in the Allied Capital Express program were originated for sale; therefore, the increase in loan sales was the result of the increase in originations. In addition, beginning in 1999, the Company began to sell 90% of the unguaranteed portion of SBA 7(a) loans through a structured finance agreement with a commercial paper conduit. Allied Capital Express targeted small commercial real estate loans that were, in many cases, originated in conjunction with SBA 7(a) loans. SBA 7(a) loans were originated with variable interest rates priced at spreads ranging from 1.75% to 2.75% over the prime lending rate.

RESULTS OF OPERATIONS

Comparison of Nine Months Ended September 30, 2001 and 2000

      The following table summarizes Allied Capital’s operating results for the nine months ended September 30, 2001 and 2000.

	For the Nine
	Months Ended
	September 30,
				Percent
	2001	2000	Change	Change
($ in thousands, except per share amounts)
Interest and Related Portfolio Income

Interest and dividends	$173,722	$129,768	$43,954	34%

Premiums from loan dispositions	2,070	10,752	(8,682)	(81%)

Fees and other income	30,652	9,334	21,318	228%

Total interest and related portfolio income	206,444	149,854	56,590	38%

Expenses

Interest	47,974	41,645	6,329	15%

Employee	22,269	19,506	2,763	14%

Administrative	10,166	10,711	(545)	(5%)

Total operating expenses	80,409	71,862	8,547	12%

Net operating income before net realized and unrealized gains	126,035	77,992	48,043	62%

Net Realized and Unrealized Gains

Net realized gains	8,339	23,095	(14,756)	(64%)

Net unrealized gains	23,463	(267)	23,730	8,888%

Total net realized and unrealized gains	31,802	22,828	8,974	39%

Net increase in net assets resulting from operations	$157,837	$100,820	$57,017	57%

Diluted net operating income per share	$1.39	$1.10	$0.29	26%

Diluted earnings per share	$1.74	$1.42	$0.32	23%

Weighted average shares outstanding — diluted	90,864	70,777	20,087	28%

      Net increase in net assets resulting from operations (NIA) results from total interest and related portfolio income earned, less total expenses incurred in the operations of the Company, plus net realized and unrealized gains or losses.

      Total interest and related portfolio income is primarily a function of the level of interest income earned and the balance of portfolio assets. In addition, total interest and related portfolio income includes dividend income, premiums from loan dispositions, prepayment premiums, and fees and other income.

	For the Nine
	Months Ended
	September 30,

	2001	2000
($ in millions, except per share amounts)
Total Interest and Related Portfolio Income	$206.4	$149.9

Per share	$2.27	$2.11

      The increase in interest income earned results primarily from continued growth of the Company’s investment portfolio and the Company’s focus on increasing its overall portfolio yield. The Company’s investment portfolio, excluding non-interest bearing equity interests in portfolio companies, increased by 17% to $1,732.0 million at September 30, 2001 from $1,485.0 million at September 30, 2000. The weighted average yield on the interest bearing investments in the portfolio at September 30, 2001 and 2000 was as follows:

	September 30,

	2001	2000

Private Finance	14.5%	14.6%

Commercial Real Estate Finance	13.5%	13.2%

Small Business Finance	—%	12.3%

Total Portfolio	14.1%	13.9%

      Included in premiums from loan dispositions are premiums from loan sales and premiums received on the early repayment of loans. Premiums from loan sales were $0.5 million and $8.7 million for the nine months ended September 30, 2001 and 2000, respectively. Premium income results from the premium paid by purchasers on loans sold less the origination commissions associated with the loans sold. For the nine months ended September 30, 2000, premiums from loan sales resulted primarily from the sale of loans originated through Allied Capital Express. Upon the merger of the Allied Capital Express operations into BLX, the premium from loan sales earned historically is intended to be replaced with interest income earned by the Company from its subordinated debt investment in BLX as well as fees earned from its guaranty of the BLX Credit Facility and its management contract with BLX.

      Prepayment premiums were $1.6 million and $2.1 million for the nine months ended September 30, 2001 and 2000, respectively. While the scheduled maturities of private finance and commercial real estate loans range from five to ten years, it is not unusual for the Company’s borrowers to refinance or pay off their debts to the Company ahead of schedule. Because the Company seeks to finance primarily seasoned, performing companies, such companies at times can secure lower cost financing as their balance sheets strengthen, or as more favorable interest rates become available. Therefore, the Company generally structures its loans to require a prepayment premium for the first three to five years of the loan.

      Fees and other income include diligence, financial structuring, management and guaranty fees of $29.7 million and $5.4 million for the nine months ended September 30, 2001 and 2000, respectively. Fees and other income for the nine months ended September 30, 2001 include fees earned from the SunSource buyout transaction totaling

$4.4 million discussed above. The Company continues to emphasize new financial structuring, diligence and portfolio management activity that generates additional fee income. Because individual fees for any one activity can vary in size, fee income may vary substantially from quarter to quarter.

      Operating expenses include interest, employee and administrative expenses. The Company’s single largest expense is interest on indebtedness. The fluctuations in interest expense during the nine months ended September 30, 2001 and 2000 are attributable to changes in the level of borrowings by the Company and its subsidiaries under various notes payable and debentures and revolving credit facilities. The Company’s borrowing activity and weighted average interest cost, including fees and closing costs, were as follows:

	At and for the
	Nine Months
	Ended
	September 30,

	2001	2000
($ in millions)
Total Outstanding Debt	$924.5	$762.2

Average Outstanding Debt	$821.9	$684.3

Weighted Average Cost	7.1%	8.1%

BDC Asset Coverage*	255%	236%

*	As a BDC, the Company is generally required to maintain a ratio of 200% of total assets to total borrowings.

      Employee expenses include salaries, employee benefits and formula and cut-off awards. The increase in salaries and employee benefits for the periods presented reflects wage increases and the experience level of employees hired. Total employees were 95 and 136 at September 30, 2001 and 2000, respectively. As part of the recapitalization of Allied Capital Express discussed above, employees of the Company were transferred to the portfolio company at the end of 2000. Expenses related to employees dedicated to Allied Capital Express are reflected in employee expense for the nine months ended September 30, 2000. The formula and cut-off awards totaled $4.8 million for the nine months ended September 30, 2000. The formula award vested over a three-year period which ended on December 31, 2000.

      Administrative expenses include the leases for the Company’s headquarters in Washington, DC, and its regional offices, travel costs, stock record expenses, directors’ fees, legal and accounting fees and various other expenses. Administrative expenses for the nine months ended September 30, 2000 included expenses related to Allied Capital Express regional offices. The cost of these regional offices was transferred to BLX at the beginning of 2001. For the nine months ended September 30, 2001 and 2000, employee and administrative costs as a percentage of total interest and related portfolio income less interest expense plus net realized and unrealized gains was 17% and 19%, respectively.

      Net realized gains resulted from the sale of equity securities associated with certain private finance investments and the realization of unamortized discount resulting from the sale and early repayment of private finance loans, commercial mortgage loans and

Purchased CMBS bonds, offset by losses on investments. Realized gains and losses were as follows:

	For the Nine
	Months Ended
	September 30,

	2001	2000
($ in millions)
Realized Gains	$9.9	$24.7

Realized Losses	(1.6)	(1.6)

Net Realized Gains	$8.3	$23.1

Net Unrealized Gains	$23.5	$(0.3)

      Realized gains for the nine months ended September 30, 2001 primarily resulted from transactions involving three private finance portfolio companies, FTI Consulting, Inc. ($4.6 million), SunSource Inc. ($2.5 million) as discussed above, and Southwest PCS, LLC ($0.8 million), and the sale of Purchased CMBS BB bonds ($1.7 million). Realized gains for the nine months ended September 30, 2000 resulted primarily from transactions involving seven portfolio companies. The Company reversed previously recorded unrealized appreciation totaling $3.8 million and $6.2 million when gains were realized for the nine months ended September 30, 2001 and 2000, respectively.

      Realized losses for the nine months ended September 30, 2001 and 2000 resulted from the continued liquidation of the Company’s whole loan commercial real estate portfolio, as well as other small losses in the private finance portfolio. The Company reversed previously recorded unrealized depreciation totaling $1.5 million and $1.3 million when the related losses were realized in the nine months ended September 30, 2001 and 2000, respectively.

      Net unrealized gains for the nine months ended September 30, 2001 and 2000 consisted of valuation changes resulting from the Board of Directors’ valuation of the Company’s assets and the effect of reversals of unrealized appreciation or depreciation resulting from realized gains or losses.

      The Company increased the value of its equity investment in BLX by $15.5 million at March 31, 2001. During the first quarter, BLX secured a 3-year $117.5 million revolving credit facility and completed a $65 million securitization of unguaranteed SBA 7(a) loans. As a result of the elimination of the refinancing risk that existed at the time of the merger, and BLX’s progress in merger integration, the Company increased the value of its equity investment. The Company also increased the value of its investment in Wyo-Tech Acquisition Corporation by $8.8 million and $28.3 million at March 31, 2001 and September 30, 2001, due to its continued growth and positive performance. In addition to BLX and Wyo-Tech, the Company increased the value of other portfolio companies by $11.3 million in total for the nine months ended September 30, 2001. These companies increased in value because of continued positive performance, and valuation data that would indicate that a valuation increase was necessary.

      During the nine months ended September 30, 2001, the Company reversed previously recorded unrealized appreciation totaling $8.9 million on investments that the Company believed required adjustment based upon the portfolio company’s performance in a weaker economy or a lower valuation multiple at which these companies would be expected to be sold in today’s economy.

      During the nine months ended September 30, 2001, the Company decreased the value of its common equity investments in Startec Global Communications Corporation by $3.0 million at March 31, 2001, and decreased the value of its debt investment in NETtel Communications, Inc. by $5.0 million at March 31, 2001 and $2.0 million at September 30, 2001. In addition, the Company decreased the value of other portfolio companies by a total of $19.2 million for the nine months ended September 30, 2001.

      At September 30, 2001, net unrealized appreciation in the portfolio totaled $42.8 million and was composed of unrealized appreciation of $99.1 million, resulting primarily from appreciated equity interests in portfolio companies, and unrealized depreciation of $56.3 million, resulting primarily from underperforming loan and equity interests in the portfolio. Net realized and unrealized gains can vary substantially on a quarterly basis.

      The Company employs a standard grading system for the entire portfolio. Grade 1 is used for those investments from which a capital gain is expected. Grade 2 is used for investments performing in accordance with plan. Grade 3 is used for investments that require closer monitoring; however, no loss of interest or principal is expected. Grade 4 is used for investments for which some loss of contractually due interest is expected, but no loss of principal is expected. Grade 5 is used for investments for which some loss of principal is expected and the investment is written down to net realizable value.

      At September 30, 2001, the Company’s portfolio was graded as follows:

	Portfolio	Percentage of
Grade	at Value	Total Portfolio

	(in millions)

1	$479.4	22.1%

2	1,561.7	71.8%

3	57.3	2.6%

4	48.0	2.2%

5	28.0	1.3%

	$2,174.4	100.0%

      Grade 5 private finance investments at September 30, 2001, totaled $26.0 million, at value, or 1.2%, of the Company’s total portfolio. Total Grade 4 and 5 assets as a percentage of the total portfolio at value at September 30, 2001 and December 31, 2000 and 1999 were 3.5%, 5.7% and 3.8%, respectively. The Company expects that a certain number of portfolio companies will be in the Grade 4 or 5 category from time to time. Part of the business of private finance is working with troubled portfolio companies to improve their businesses and protect the Company’s investment. The number of portfolio companies and related investment amount included in Grade 4 and 5 may fluctuate significantly from quarter to quarter as the Company helps these companies work through their problems. The Company continues to follow its historical practices of working with a troubled portfolio company in order to recover the maximum amount of the Company’s investment, but records unrealized depreciation for the expected full amount of the potential loss when such exposure is identified.

      At September 30, 2001, delinquencies in the underlying collateral pool for the Company’s CMBS portfolio were 0.30%. The yield used to accrue interest on this portfolio assumes a 1% loss rate on the entire underlying collateral mortgage pool, and as of

September 30, 2001, no losses have been realized. The Company has been closely monitoring the performance of all of the loans in the underlying collateral pools securing its CMBS investments since September 11, 2001, particularly the hospitality properties which constitute 7% of the collateral loans. The Company has surveyed and analyzed the performance of the hotel properties and has currently determined that an increase in delinquencies for this property type should be expected in the near term. The Company will continue to closely monitor this asset class as well as all of the loans securing its CMBS investments. The Company believes that the current performance of the underlying loans would not require an adjustment to its yield assumptions, but these assumptions will continue to be monitored and adjusted in the future, if necessary.

      For the total investment portfolio, loans greater than 120 days delinquent were $61.6 million at value at September 30, 2001, or 2.8% of the total portfolio. Included in this category are loans valued at $10.4 million that are fully secured by real estate. Loans greater than 120 days delinquent generally do not accrue interest. Loans greater than 120 days delinquent at December 31, 2000 were $56.4 million at value, or 3.2% of the total portfolio, which included $13.3 million that were fully secured by real estate. As a provider of long-term privately negotiated investment capital, it is not atypical to defer payment of principal or interest from time to time. As a result, the amount of the portfolio that is greater than 120 days delinquent may vary from quarter to quarter. The terms of the private finance agreements frequently provide an opportunity for portfolio companies to restructure their debt and equity capital. During such restructuring, the Company may not receive or accrue interest or dividend payments. The investment portfolio is priced to provide current returns for our shareholders assuming that a portion of the portfolio at any time may not be accruing interest currently. The Company also prices its investments for a total return including current interest or dividends plus capital gains from the sale of equity securities. Therefore, the amount of loans greater than 120 days delinquent is not necessarily an indication of future principal loss or loss of anticipated investment return. The Company’s portfolio grading system is used as a means to assess loss of investment return (Grade 4 assets) or loss of investment principal (Grade 5 assets).

      The Company has elected to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As long as the Company qualifies as a RIC, the Company is not taxed on its investment company taxable income or realized capital gains, to the extent that such income or gains are distributed, or deemed to be distributed, to shareholders on a timely basis. Annual tax distributions may differ from NIA for the fiscal year due to timing differences in the recognition of income and expenses, returns of capital and net unrealized appreciation or depreciation, which are not included in taxable income.

      In order to maintain its RIC status, the Company must, in general, (1) continue to qualify as a BDC; (2) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities and other specified types of income; (3) meet investment diversification requirements as defined in the Code; and (4) distribute annually to shareholders at least 90% of its investment company taxable income as defined in the Code. The Company intends to take all steps necessary to continue to meet the RIC qualifications. However, there can be no assurance that the Company will continue to qualify for such treatment in future years.

      The weighted average common shares outstanding used to compute basic earnings per share were 89.3 million and 70.6 million for the nine months ended September 30, 2001 and 2000, respectively. The increases in the weighted average shares reflect the issuance of new shares and the issuance of shares pursuant to a dividend reinvestment plan.

      All per share amounts included in management’s discussion and analysis have been computed using the weighted average shares used to compute diluted earnings per share, which were 90.9 million and 70.8 million for the nine months ended September 30, 2001 and 2000, respectively.

RESULTS OF OPERATIONS

Comparison of the Years Ended December 31, 2000, 1999 and 1998

      The following table summarizes the Company’s operating results for the years ended December 31, 2000, 1999 and 1998:

				Percent					Percent
	2000	1999	Change	Change		1999	1998	Change	Change

	(in thousands, except per share amounts)

Interest and Related Portfolio Income

Interest and dividends	$182,307	$121,112	$61,195	51%		$121,112	$80,281	$40,831	51%

Premiums from loan dispositions	16,138	14,284	1,854	13%		14,284	5,949	8,335	140%

Post-Merger gain on securitization of commercial mortgage loans	—	—	—	0%		—	14,812	(14,812)	(100%	)

Fees and other income	13,144	5,744	7,400	129%		5,744	5,696	48	1%

Total interest and related portfolio income	211,589	141,140	70,449	50%		141,140	106,738	34,402	32%

Expenses

Interest	57,412	34,860	22,552	65%		34,860	20,694	14,166	68%

Employee	19,842	16,136	3,706	23%		16,136	11,829	4,307	36%

Administrative	15,435	12,350	3,085	25%		12,350	11,921	429	4%

Total operating expenses	92,689	63,346	29,343	46%		63,346	44,444	18,902	43%

Formula and cut-off awards	6,183	6,753	(570)	(8%	)	6,753	7,049	(296)	(4%	)

Net operating income before net realized and unrealized gains	112,717	71,041	41,676	59%		71,041	55,245	15,796	29%

Net Realized and Unrealized Gains

Net realized gains	15,523	25,391	(9,868)	(39%	)	25,391	22,541	2,850	13%

Net unrealized gains	14,861	2,138	12,723	595%		2,138	1,079	1,059	98%

Total net realized and unrealized gains	30,384	27,529	2,855	10%		27,529	23,620	3,909	17%

Income before income taxes	143,101	98,570	44,531	45%		98,570	78,865	19,705	25%

Income tax expense	—	—	—	0%		—	787	(787)	(100%	)

Net increase in net assets resulting from operations	$143,101	$98,570	$44,531	45%		$98,570	$78,078	$20,492	26%

Diluted net operating income per share	$1.53	$1.18	$0.35	30%		$1.18	$1.06	$0.12	11%

Diluted earnings per share	$1.94	$1.64	$0.30	18%		$1.64	$1.50	$0.14	9%

Weighted average shares outstanding – diluted	73,472	60,044	13,428	22%		60,044	51,974	8,070	16%

      Net increase in net assets resulting from operations (NIA) results from total interest and related portfolio income earned, less total expenses incurred in the operations of the Company, plus net realized and unrealized gains or losses.

      Total interest and related portfolio income is primarily a function of the level of interest income earned and the balance of portfolio assets. In addition, total interest and related portfolio income includes premiums from loan dispositions, prepayment premiums, and investment advisory fees and other income.

	2000	1999	1998

	(in millions, except per
	share amounts)

Total Interest and Related Portfolio Income	$211.6	$141.1	$106.7

Per share	$2.88	$2.35	$2.05

      The increase in interest income earned results primarily from continued growth of the Company’s investment portfolio and the Company’s focus on increasing its overall portfolio yield. The Company’s investment portfolio, excluding non-interest bearing equity interests in portfolio companies, increased by 29% to $1,471.8 million at December 31, 2000 from $1,141.2 million at December 31, 1999, and increased by 51% during 1999 from $757.7 million at December 31, 1998. The weighted average yield on the interest bearing investments in the portfolio at December 31, 2000, 1999 and 1998 was as follows:

	2000	1999	1998

Private Finance	14.6%	14.2%	14.6%

Commercial Real Estate Finance	13.1%	12.3%	10.4%

Small Business Finance	—	11.5%	11.2%

Total Portfolio	14.1%	13.0%	12.5%

      Included in net premiums from loan dispositions are premiums from loan sales and premiums received on the early repayment of loans. Premiums from loan sales were $13.3 million, $10.5 million and $3.8 million for the years ended December 31, 2000, 1999 and 1998, respectively. This premium income results primarily from the premium paid by purchasers of loans originated through Allied Capital Express, less the origination commissions associated with the loans sold. In addition to selling the guaranteed portion of the SBA 7(a) loans, in 1999 the Company began to sell 90% of the unguaranteed portion of SBA 7(a) loans through a structured finance agreement with a commercial paper conduit. The 176% increase in premiums from loan sales in 1999 is primarily the result of a significant increase in the sale of the guaranteed SBA 7(a) loans and unguaranteed portions of SBA 7(a) loans. SBA 7(a) loan sales were $101.0 million, $93.7 million and $37.0 million for the years ended December 31, 2000, 1999 and 1998, respectively. Upon the merger of the Allied Capital Express operations into BLX, the premium from loan sales earned historically is intended to be replaced with interest income earned by the Company from its subordinated debt investment in BLX as well as fees earned from its management contract with BLX.

      Prepayment premiums were $2.8 million, $3.8 million and $2.2 million for the years ended December 31, 2000, 1999 and 1998, respectively. While the scheduled maturities of private finance and commercial real estate loans range from five to ten years, it is not unusual for the Company’s borrowers to refinance or pay off their debts to the Company ahead of schedule. Because the Company seeks to finance primarily seasoned, performing companies, such companies at times can secure lower cost financing as their balance sheets strengthen, or as more favorable interest rates become available. Therefore, the Company generally structures its loans to require a prepayment premium for the first three to five years of the loan.

      Total interest and related portfolio income for 1998 includes a one-time gain on sale of $14.8 million resulting from a commercial mortgage loan securitization transaction that was completed in January 1998. Excluding the 1998 gain on sale, total interest and related portfolio income increased for the year ended December 31, 1999 by 53% as compared to the year ended December 31, 1998. The proceeds of $238.4 million from this transaction were used to repay outstanding debt.

      Operating expenses include interest, employee and administrative expenses. The Company’s single largest expense is interest on indebtedness. The fluctuations in interest expense during 2000, 1999 and 1998 are attributable to changes in the level of borrowings by the Company and its subsidiaries under various notes payable and debentures and revolving credit facilities. The Company’s borrowing activity and weighted average interest cost, including fees and closing costs, were as follows:

	2000	1999	1998

	($ in millions)

Total Outstanding Debt	$786.6	$592.9	$334.4

Average Outstanding Debt	$707.4	$461.5	$261.3

Weighted Average Cost	8.3%	7.9%	7.5%

BDC Asset Coverage*	245%	228%	273%

*	As a BDC, the Company is generally required to maintain a ratio of 200% of total assets to total borrowings.

      Employee expenses include salaries, employee benefits and formula and cut-off awards. The increase in salaries and employee benefits for the periods presented reflects the increase in total employees, combined with wage increases and the experience level of employees hired. Total employees were 97, 129 and 106 at December 31, 2000, 1999 and 1998, respectively. As part of the recapitalization of Allied Capital Express discussed above, 37 employees of the Company were transferred to the portfolio company at the end of 2000. Expenses related to these employees are reflected in employee expense for the year. The formula and cut-off awards totaled $6.2 million, $6.8 million and $7.0 million for the years ended December 31, 2000, 1999 and 1998, respectively.

      The formula award expense totaled $5.7 million, $6.2 million and $6.2 million for the years ended December 31, 2000, 1999 and 1998, respectively. The formula award was designed as an incentive compensation program that would replace canceled stock options that were canceled as a result of the Company’s 1997 Merger and would balance share ownership among key officers. The formula award vested over a three-year period, on the anniversary date of the Merger, beginning on December 31, 1998.

      The cut-off award expense totaled $0.5 million, $0.6 million and $0.8 million for the years ended December 31, 2000, 1999 and 1998, respectively. The cut-off award was designed to cap the appreciated value in unvested options at the Merger announcement date in order to set the foundation to balance option awards upon the Merger. The cut-off award will only be payable if the award recipient is employed by the Company on a future vesting date.

      Administrative expenses include the leases for the Company’s headquarters in Washington, DC and its regional offices, travel costs, stock record expenses, directors’ fees, legal and accounting fees and various other expenses. For the years ended December 31, 2000, 1999 and 1998, employee and administrative costs as a percentage of total interest and related portfolio income less interest expense plus net realized and unrealized gains was 19%, 21% and 22%, respectively.

      Net realized gains resulted from the sale of equity securities associated with certain private finance investments and the realization of unamortized discount resulting from the sale and early repayment of private finance loans, commercial mortgage loans and Purchased CMBS bonds, offset by losses on investments. Realized gains and losses and net unrealized gains for the years ended December 31, 2000, 1999 and 1998 were as follows:

	2000	1999	1998

	(in millions)

Realized Gains	$28.6	$31.5	$25.8

Realized Losses	(13.1)	(6.1)	(3.3)

Net Realized Gains	$15.5	$25.4	$22.5

Net Unrealized Gains	$14.9	$2.1	$1.1

      Realized gains during 2000 resulted primarily from transactions involving eight investments — Southwest PCS, L.P. ($11.5 million), Grant Television, Inc. ($5.4 million), CMBS bonds sold ($3.9 million), Julius Koch USA, Inc. ($1.7 million), Wilmar Industries, Inc. ($1.2 million), Hotelevision ($1.0 million), FTI Consulting, Inc. ($0.7 million) and Panera Bread Co. ($0.7 million). The Company reversed previously recorded unrealized appreciation of $7.5 million when these gains were realized in 2000. Realized gains in 1999 and 1998 resulted primarily from transactions involving 6 and 10 portfolio companies, and the Company reversed previously recorded unrealized appreciation of $14.6 million and $8.1 million, respectively, when these gains were realized.

      Realized losses in 2000, 1999 and 1998 represented 0.7%, 0.5% and 0.4% of the Company’s total assets, respectively. Realized losses of $13.1 million during 2000 resulted primarily from two portfolio investments — NETtel Communications, Inc. ($8.5 million) and Total Foam, Inc. ($1.3 million). The remaining losses consisted of several losses of less than $0.5 million each. Losses realized in 2000 had been recognized in NIA over time as unrealized depreciation when the Company determined that the respective portfolio security’s value had become impaired. Thus, the Company reversed previously recorded unrealized depreciation totaling $12.0 million, $5.4 million and $3.6 million when the related losses were realized in 2000, 1999 and 1998, respectively.

      Net unrealized gains for 2000, 1999 and 1998 consisted of valuation changes resulting from the Board of Directors’ valuation of the Company’s assets and the effect of reversals of unrealized appreciation or depreciation resulting from realized gains or losses. At December 31, 2000, net unrealized appreciation in the portfolio totaled $19.4 million and was composed of unrealized appreciation of $49.1 million, resulting primarily from appreciated equity interests in portfolio investments, and unrealized depreciation of $29.7 million resulting primarily from underperforming loan and equity interests in the portfolio. At December 31, 1999 and 1998, net unrealized appreciation in the portfolio totaled $4.5 million and $2.4 million, respectively, and was composed of unrealized appreciation of $32.1 million and $27.3 million, and unrealized depreciation of $27.6 million and $24.9 million, respectively.

      The Company employs a standard grading system for the entire portfolio. Grade 1 is used for those investments from which a capital gain is expected. Grade 2 is used for investments performing in accordance with plan. Grade 3 is used for investments that require closer monitoring; however, no loss of interest or principal is expected. Grade 4 is used for investments for which some loss of contractually due interest is expected, but no loss of principal is expected. Grade 5 is used for investments for which some loss of principal is expected and the investment is written down to net realizable value.

      At December 31, 2000, the Company’s portfolio was graded as follows:

	Portfolio	Percentage of
Grade	at Value	Total Portfolio

	($ in millions)

1	$208.3	11.7%

2	1,461.7	81.7%

3	15.4	0.9%

4	76.0	4.2%

5	26.6	1.5%

	$1,788.0	100.0%

      Included in Grade 4 and 5 investments are assets totaling $20.5 million and $10.6 million that are secured by commercial real estate at December 31, 2000 and 1999, respectively. Grade 5 private finance investments at December 31, 2000 and 1999 totaled $18.7 million and $12.6 million at value, or 1.0% and 1.0% of the Company’s total portfolio, respectively. The Company continues to follow its historical practices of working with a troubled portfolio company in order to recover the maximum amount of the Company’s investment, but records unrealized depreciation for the expected full amount of the potential loss when such exposure is identified.

      At December 31, 2000, delinquencies in the underlying collateral pool for the Company’s CMBS portfolio were 0.38%. The yield used to accrue interest on this portfolio assumes a 1% loss rate on the entire underlying collateral mortgage pool.

      For the total investment portfolio, loans greater than 120 days delinquent were $56.4 million at value at December 31, 2000, or 3.2% of the total portfolio. Included in this category are loans valued at $13.3 million that are fully secured by commercial real estate. Loans greater than 120 days delinquent at December 31, 1999 were $18.6 million at value, or 1.5% of the total portfolio, which included $11.7 million that were fully secured by real estate. As a provider of long-term privately negotiated investment capital, it is not atypical to defer payment of principal or interest from time to time. As a result, the amount of the portfolio that is greater than 120 days delinquent may vary from quarter to quarter. The terms of the private finance agreements frequently provide an opportunity for portfolio companies to restructure their debt and equity capital. During such restructuring, the Company may not receive or accrue interest or dividend payments. The investment portfolio is priced to provide current returns for our shareholders assuming that a portion of the portfolio at any time may not be accruing interest currently. The Company also prices its investments for a total return including current interest or dividends plus capital gains from the sale of equity securities. Therefore, the amount of loans greater than 120 days delinquent is not necessarily an indication of future principal loss or loss of anticipated investment return. The Company’s portfolio grading system is used as a means to assess loss of investment return (Grade 4 assets) or loss of investment principal (Grade 5 assets).

      The weighted average common shares outstanding used to compute basic earnings per share were 73.2 million, 59.9 million and 51.9 million for the years ended December 31, 2000, 1999 and 1998, respectively. The increases in the weighted average shares reflect the issuance of new shares and the issuance of shares pursuant to a dividend reinvestment plan.

      All per share amounts included in management’s discussion and analysis have been computed using the weighted average shares used to compute diluted earnings per share, which were 73.5 million, 60.0 million and 52.0 million for the years ended December 31, 2000, 1999 and 1998, respectively.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

Cash and Cash Equivalents

      At September 30, 2001, the Company had $3.1 million in cash and cash equivalents. The Company invests otherwise uninvested cash in U.S. government-or agency-issued or guaranteed securities that are backed by the full faith and credit of the United States, or in high quality, short-term repurchase agreements fully collateralized by such securities. The Company’s objective is to manage to a low cash balance and fund new originations with its credit facilities.

Debt

      The Company had outstanding debt at September 30, 2001 as follows:

				Annual
				Portfolio
				Return
			Annual	to Cover
	Facility	Amount	Interest	Interest
	Amount	Outstanding	Cost(1)	Payments(2)
($ in millions)
Notes payable and debentures:

Unsecured long-term notes	$544.0	$544.0	7.9%	1.9%

SBA debentures	101.8	87.0	8.0%	0.3%

Auction rate reset note	80.8	80.8	5.4%	0.2%

OPIC loan	5.7	5.7	6.6%	0.0%

Total notes payable and debentures	$732.3	$717.5	7.6%	2.4%

Revolving credit facilities:

Revolving line of credit	467.5	207.0	5.5%	0.5%

Total debt	$1,199.8	$924.5	7.1%	2.9%

(1)	The annual interest cost includes the cost of commitment fees and other facility fees.
(2)	The annual portfolio return to cover interest payments is calculated as the September 30, 2001 annualized cost of debt per class of financing divided by total assets at September 30, 2001.

     Unsecured Long-term Notes. The Company has issued long-term debt to institutional lenders, primarily insurance companies. The notes have five- or seven-year maturities, with maturity dates beginning in 2003. The notes require payment of interest only semi-annually, and all principal is due upon maturity.

      On October 30, 2001, the Company issued $150 million of five-year unsecured long-term debt, financed primarily by insurance companies. The five-year notes were priced at 7.16% and have substantially the same terms as the Company’s existing unsecured long-term notes.

      SBA Debentures. The Company, through its SBIC subsidiary, has debentures payable to the SBA with terms of ten years. The notes require payment of interest only semi-annually, and all principal is due upon maturity. The Company may currently borrow up to $101.8 million from the SBA under the SBIC program. At September 30, 2001, the

Company has a commitment to borrow up to an additional $14.8 million above the amount outstanding from the SBA. The commitment expires on September 30, 2005.

      Auction Rate Reset Note. The Company has a $80.8 million Auction Rate Reset Senior Note Series A that matures on December 2, 2002 and bears interest at the three-month London Inter-Bank Offer Rate (“LIBOR”) plus 1.75% which adjusts quarterly. Interest is due quarterly and the Company, at its option, may pay or defer and capitalize such interest payments. The amount outstanding on the note will increase as interest due is deferred and capitalized. As a means to repay the note, the Company has entered into an agreement to issue $80.8 million of debt, equity or other securities in one or more public or private transactions, or prepay the Auction Rate Reset Note, on or before August 31, 2002. If the note is prepaid, the Company will pay a fee equal to 0.5% of the aggregate amount of the note outstanding.

      Revolving Line of Credit. As of September 30, 2001, the Company has a $467.5 million unsecured revolving line of credit that expires in August 2003 with the right to extend maturity for one additional year at the Company’s sole option, under substantially similar terms. This facility may be expanded up to $600 million. At the Company’s option, the credit facility bears interest at a rate equal to (i) the one-month LIBOR plus 1.25% or (ii) the higher of (a) the Bank of America, N.A. prime rate or (b) the Federal Funds rate plus 0.50%. The credit facility requires monthly payments of interest, and all principal is due upon maturity.

Equity Capital and Dividends

      The Company raises debt and equity capital for continued investment in its portfolio. Because the Company is a RIC, it distributes its income and requires external capital for growth. Because the Company is a BDC, it is limited in the amount of debt capital it may use to fund its growth, since it is generally required to maintain a ratio of 200% of total assets to total borrowings, or approximately 1 to 1 debt to equity capital ratio.

      To support its growth during the nine months ended September 30, 2001, the Company raised $237.0 million in new equity capital primarily through the sale of shares from its shelf registration statement. The Company issues equity from time to time when it has a clear use of proceeds for attractive investment opportunities. Historically, this process has enabled the Company to raise equity on an accretive basis for existing shareholders. At September 30, 2001, total shareholders’ equity had increased to $1.3 billion.

      The Company’s Board reviews the dividend rate quarterly, and adjusts the quarterly dividend rate throughout the year as the Company’s earnings momentum builds. For the first, second and third quarter of 2001, the Board declared a $0.49, $0.50 and $0.51 per common share dividend, respectively. For the fourth quarter of 2001, the Board has declared a dividend of $0.51 per common share. Dividends are paid from the Company’s taxable income.

      As a result of growth in ordinary taxable income combined with the increased size and diversity of the Company’s portfolio and its projected future capital gains, the Company’s Board of Directors will continue to evaluate whether to retain or distribute capital gains as they occur. The Company’s dividend policy allows the Company to continue to distribute some capital gains, but will also allow the Company to retain gains that exceed a normal capital gains distribution level, and therefore avoid any unusual spike in dividends in any one year. The dividend policy also enables the Board to selectively retain gains to support future growth.

      The Company plans to maintain a strategy of financing its operations, dividend requirements and future investments with cash from operations, through borrowings under short- or long-term credit facilities or other debt securities, through asset sales, or through the sale or issuance of new equity capital. The Company maintains a matched-funding philosophy that focuses on matching the estimated maturities of its loan and investment portfolio to the estimated maturities of its borrowings. The Company will utilize its short-term credit facilities only as a means to bridge to long-term financing, which may result in temporary differences in the matching of estimated maturities. The Company evaluates its interest rate exposure on an ongoing basis. To the extent deemed necessary, the Company may hedge variable and short-term interest rate exposure through interest rate swaps or other techniques. At September 30, 2001, the Company’s debt to equity ratio was 0.71 to 1 and weighted average cost of funds was 7.1%. There are no significant maturities of long-term debt until 2003. The Company believes that it has access to capital sufficient to fund its ongoing investment and operating activities, and from which to pay dividends.

SENIOR SECURITIES

      Information about our senior securities is shown in the following tables as of the fiscal year ended December 31, unless otherwise noted. The “—” indicates information which the Commission expressly does not require to be disclosed for certain types of senior securities.

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Unsecured Long-term Notes Payable

1991	$0	$0	$—	N/A

1992	0	0	—	N/A

1993	0	0	—	N/A

1994	0	0	—	N/A

1995	0	0	—	N/A

1996	0	0	—	N/A

1997	0	0	—	N/A

1998	180,000,000	2,734	—	N/A

1999	419,000,000	2,283	—	N/A

2000	544,000,000	2,445	—	N/A

2001 (as of September 30, unaudited)	544,000,000	2,545	—	N/A

SBA Debentures(5)

1991	$49,800,000	$3,834	$—	N/A

1992	49,800,000	5,789	—	N/A

1993	49,800,000	6,013	—	N/A

1994	54,800,000	3,695	—	N/A

1995	61,300,000	2,868	—	N/A

1996	61,300,000	2,485	—	N/A

1997	54,300,000	2,215	—	N/A

1998	47,650,000	2,734	—	N/A

1999	62,650,000	2,283	—	N/A

2000	78,350,000	2,445	—	N/A

2001 (as of September 30, unaudited)	87,000,000	2,545	—	N/A

Auction Rate Reset Note

1991	$0	$0	$—	N/A

1992	0	0	—	N/A

1993	0	0	—	N/A

1994	0	0	—	N/A

1995	0	0	—	N/A

1996	0	0	—	N/A

1997	0	0	—	N/A

1998	0	0	—	N/A

1999	0	0	—	N/A

2000	76,598,000	2,445	—	N/A

2001 (as of September 30, unaudited)	80,784,000	2,545	—	N/A

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Overseas Private Investment Corporation Loan

1991	$0	$0	$—	N/A

1992	0	0	—	N/A

1993	0	0	—	N/A

1994	0	0	—	N/A

1995	0	0	—	N/A

1996	8,700,000	2,485	—	N/A

1997	8,700,000	2,215	—	N/A

1998	5,700,000	2,734	—	N/A

1999	5,700,000	2,283	—	N/A

2000	5,700,000	2,445	—	N/A

2001 (as of September 30, unaudited)	5,700,000	2,545	—	N/A

Revolving Lines of Credit

1991	$0	$0	$—	N/A

1992	0	0	—	N/A

1993	0	0	—	N/A

1994	32,226,000	3,695	—	N/A

1995	20,414,000	2,868	—	N/A

1996	45,099,000	2,485	—	N/A

1997	38,842,000	2,215	—	N/A

1998	95,000,000	2,734	—	N/A

1999	82,000,000	2,283	—	N/A

2000	82,000,000	2,445	—	N/A

2001 (as of September 30, unaudited)	207,000,000	2,545	—	N/A

Master Repurchase Agreement and Master Loan and Security Agreement

1991	$0	$0	$—	N/A

1992	0	0	—	N/A

1993	0	0	—	N/A

1994	23,210,000	3,695	—	N/A

1995	0	0	—	N/A

1996	85,775,000	2,485	—	N/A

1997	225,821,000	2,215	—	N/A

1998	6,000,000	2,734	—	N/A

1999	23,500,000	2,283	—	N/A

2000	0	0	—	N/A

2001 (as of September 30, unaudited)	0	0	—	N/A

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Senior Note Payable(6)

1991	$0	$0	$—	N/A

1992	20,000,000	5,789	—	N/A

1993	20,000,000	6,013	—	N/A

1994	20,000,000	3,695	—	N/A

1995	20,000,000	2,868	—	N/A

1996	20,000,000	2,485	—	N/A

1997	20,000,000	2,215	—	N/A

1998	0	0	—	N/A

1999	0	0	—	N/A

2000	0	0	—	N/A

2001 (as of September 30, unaudited)	0	0	—	N/A

Bonds Payable

1991	$0	$0	$—	N/A

1992	0	0	—	N/A

1993	0	0	—	N/A

1994	0	0	—	N/A

1995	98,625,000	2,868	—	N/A

1996	54,123,000	2,485	—	N/A

1997	0	0	—	N/A

1998	0	0	—	N/A

1999	0	0	—	N/A

2000	0	0	—	N/A

2001 (as of September 30, unaudited)	0	0	—	N/A

Reverse Repurchase Agreements(7)

1991	$2,761,000	$3,834	$—	N/A

1992	0	0	—	N/A

1993	0	0	—	N/A

1994	0	0	—	N/A

1995	0	0	—	N/A

1996	0	0	—	N/A

1997	0	0	—	N/A

1998	0	0	—	N/A

1999	0	0	—	N/A

2000	0	0	—	N/A

2001 (as of September 30, unaudited)	0	0	—	N/A

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Redeemable Cumulative Preferred Stock(5)

1991	$1,000,000	$338	$100	N/A

1992	1,000,000	526	100	N/A

1993	1,000,000	546	100	N/A

1994	1,000,000	351	100	N/A

1995	1,000,000	277	100	N/A

1996	1,000,000	242	100	N/A

1997	1,000,000	217	100	N/A

1998	1,000,000	267	100	N/A

1999	1,000,000	225	100	N/A

2000	1,000,000	242	100	N/A

2001 (as of September 30, unaudited)	1,000,000	252	100	N/A

Non-Redeemable Cumulative Preferred Stock(5)

1991	$6,000,000	$338	$100	N/A

1992	6,000,000	526	100	N/A

1993	6,000,000	546	100	N/A

1994	6,000,000	351	100	N/A

1995	6,000,000	277	100	N/A

1996	6,000,000	242	100	N/A

1997	6,000,000	217	100	N/A

1998	6,000,000	267	100	N/A

1999	6,000,000	225	100	N/A

2000	6,000,000	242	100	N/A

2001 (as of September 30, unaudited)	6,000,000	252	100	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the Company’s consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit. The asset coverage ratio for a class of senior securities that is preferred stock is calculated as the Company’s consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness, plus the involuntary liquidation preference of the preferred stock (see footnote 3). The Asset Coverage Per Unit for preferred stock is expressed in terms of dollar amounts per share.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	Not applicable, as senior securities are not registered for public trading.

(5)	Issued by the Company’s SBIC subsidiary to the SBA. These categories of senior securities are not subject to the asset coverage requirements of the 1940 Act. See “Certain Government Regulations — SBA Regulations.”

(6)	The Company was the obligor on $15 million of the senior notes. The Company’s SBIC subsidiary was the obligor on the remaining $5 million, which is not subject to the asset coverage requirements of the 1940 Act.

(7)	U.S. government agency guaranteed loans sold under agreements to repurchase. The Company was advised by the Staff of the Commission that these reverse repurchase agreements were not considered a class of senior security representing indebtedness and thus were not subject to the asset coverage requirements of the 1940 Act.

BUSINESS

      As a business development company, we provide private investment capital to private companies and undervalued public companies in a variety of different industries and in diverse geographic locations throughout the United States. We have been investing in growing businesses for over 40 years and have financed thousands of private companies nationwide. Today, our investment activity is focused in two areas:

•	Private finance and

•	Commercial real estate finance, primarily the purchase of CMBS.

      Our investment portfolio consists primarily of long-term unsecured loans with equity features, equity investments in middle-market companies, which may or may not constitute a controlling equity interest, commercial mortgage-backed securities, and commercial mortgage loans. At September 30, 2001, our investment portfolio totaled $2.2 billion. Our investment objective is to achieve current income and capital gains.

Private Finance

      We provide long-term debt and equity financing to private companies nationwide. Our core private finance activities target a market niche between the senior debt financing provided by traditional lenders, such as banks, commercial finance companies and insurance companies, and the equity capital provided by private equity investors. These types of investments are commonly referred to as mezzanine investments.

      Our private financing is generally used to fund growth, buyouts, acquisitions, recapitalizations, note purchases, and bridge financings. We generally invest in private companies though, from time to time, we may invest in undervalued public companies that lack access to public capital and whose securities may not be marginable. We target two types of companies when seeking new investments. The first type of company we seek is a market leader in a stable industry that has demonstrated over many years of operations that it can successfully achieve its business plan and thereby achieve our investment objective. The second type of company we seek is an emerging company in a growing industry that is positioned for significant growth. We have spent over 40 years refining our highly selective investment discipline, which is founded on seeking portfolio companies having key characteristics and targeting specific industries.

      We primarily originate mezzanine investments generally ranging in size from $5 million to $35 million. Our private finance mezzanine investments are generally structured as an unsecured, subordinated loan that carries a relatively high fixed interest rate (generally 12% to 18%), with interest-only payments in the early years and payments of both principal and interest in the later years, with maturities of five to ten years. Approximately 97% of the loans and debt securities in the private finance portfolio have fixed rates of interest. Our private finance mezzanine investments typically include equity features, such as warrants or options to buy a minority interest in the portfolio company. We also make preferred and common equity investments, particularly when we see unique opportunities to profit from the growth of an emerging company. At September 30, 2001, 71% of the private finance portfolio consisted of loans and debt securities, and 29% consisted of equity securities. Our nationwide private finance portfolio includes investments in a wide variety of industries, including non-durable consumer products, business services, financial services, light industrial products, broadcasting and cable, and education.

      Capital providers for the finance of private companies can be generally categorized as shown in the diagram below:

Capital Provider	Banks	Commercial Finance Companies	Private Placement/ High Yield	Allied Capital	Private Mezzanine Funds	Private Equity Funds

Primary Business Focus	Senior, short- term debt	Asset-based lending	Large credits (private > $50 mm) (public > $150 mm)	Unsecured long- term debt with warrants Preferred and common equity	Unsecured long- term debt with warrants Preferred and common equity	Equity

Typical Pricing Spectrum*	LIBOR+	[graphic of arrow stretching between “LIBOR+” and “30%+”]				30%+

*	Based on market experience of our marketing and investment professionals.

     Banks are primarily focused on providing senior secured and unsecured short-term debt. They typically do not provide meaningful long-term unsecured loans. Commercial finance companies are primarily focused on providing senior secured long-term debt. The private placement and high-yield debt markets are focused primarily on very large financing transactions, typically in excess of the financings we do. We generally do not compete with banks, commercial finance companies, or the private placement/high yield market. Instead, we compete directly with the private mezzanine sector of the private equity market. Private mezzanine funds are also focused on providing unsecured long-term debt to private companies for the types of transactions discussed above. We believe that we have key structural and operational advantages when compared to private mezzanine funds.

      Our scale of operations, equity capital base, and successful track record as a private finance investor has enabled us to borrow long-term capital to leverage our returns on our common equity. Therefore, our access to debt capital reduces our total cost of capital. In many cases, a private mezzanine fund is unable to access the debt capital markets, and therefore must achieve an unleveraged equity return for their investors. Our lower cost of capital gives us a pricing advantage when competing for new investments. In addition, the perpetual nature of our corporate structure enables us to be a better long-term partner for our portfolio companies than a traditional mezzanine fund, which typically has a finite life.

      We estimate that we fund approximately 2% of all the private finance investments that we review. When assessing a prospective investment, we look for a company that has achieved, or has the potential to achieve, market leadership in a niche, critical mass and longevity, and a sustainable cash flow. We also look for companies that, because of their industry and business plan, can demonstrate minimal vulnerability to changes in economic cycles. Since our debt securities are primarily unsecured in nature, we look for companies in industries that are less cyclical, cash flow intensive, and can demonstrate a high return on their invested capital. We generally do not target companies in industries where businesses tend to be vulnerable to changes in economic cycles, are capital intensive, and have low returns on their invested capital. We generally target and do not target the following industries, though we will consider investments in any industry if the prospective company demonstrates unique characteristics that make it an attractive investment opportunity:

Industries Targeted

Less Cyclical/Cash Flow Intensive/
High Return on Capital

     Consumer products
     Business services
     Financial services
     Light industrial products
     Broadcasting/Cable

Industries Not Targeted

Cyclical/Capital Intensive/
Low Return on Capital

          Heavy equipment
          Natural resources
          Commodity retail
          Low value-add distribution
          Agriculture
          Transportation

      Another critical element of our investment discipline is to invest in companies with a significant equity capital base, and a strong private equity sponsor. For example, in 2000, 75% of our core private mezzanine financings were completed in conjunction with private equity firms, which provided capital that is junior to ours. We believe strong equity sponsorship significantly strengthens our position as a long-term lender. A strong equity sponsor provides not only strong equity capital beneath our investment, but also provides a reliable source of additional equity capital if the portfolio company requires additional financing. Private equity sponsors also help us confirm our own due diligence findings when assessing a new investment opportunity, and they provide assistance and leadership to the portfolio company’s management team throughout our investment period.

      We target a total return of 18% to 25% for our private finance mezzanine investments. The typical private finance mezzanine structure focuses, first and foremost, on the protection of our investment principal. Our debt instruments generally provide for a contractual interest rate ranging from 12% to 18%, which provides current interest income. The debt instruments also have restrictive covenants that protect our interests in the transaction. The warrants we receive with our debt securities generally require only a minimal cost to exercise, and thus as the portfolio company appreciates in value, we achieve additional investment return from this equity interest. We seek to achieve additional investment returns of up to 10% from the appreciation and sale of our warrants.

      Generally, our warrants expire five years after the related debt is repaid. The warrants typically include registration rights, which allow us to sell the securities if the portfolio company completes a public offering. In most cases, the warrants also have a put option that requires that the borrower repurchase our equity position after a specified period of time at a formula price or at its fair market value. Most of the gains we realize from our warrant portfolio arise as a result of the sale of the portfolio company to another business, or through a recapitalization. Historically, we have not been dependent on the public equity markets for the sale of our warrant positions. From time to time, we may also acquire preferred or common equity in a company as a part of our core private finance investing activities. Preferred equity investments may be structured with a dividend yield of up to 8% which would provide us with a current return. With respect to preferred or common equity investments, we target an investment return of 25% to 40%.

      In addition to our primary core private finance mezzanine investment activities, from time-to-time we may acquire more than 50% of the common stock of a company in a control buyout transaction. In addition to our common equity investment, we may also provide additional capital to the controlled portfolio company in the form of senior loans, subordinated debt or preferred stock. The types of companies that we would acquire through a control buyout transaction are the same types of companies that we would invest in through our core mezzanine investment activities. In particular, we may see opportunities to acquire illiquid public companies and take them private. We intend to be selective about the companies in which we would acquire a controlling interest to ensure that we maintain a diversified portfolio with respect to industry types and geographic locations.

      We generally structure our control investments such that we receive a current return through a combination of interest income on our senior loans and subordinated debt, dividends on our preferred and/or common stock, and/or a management/consulting fee to compensate us for the managerial assistance that we provide to a controlled portfolio company. For these types of investments, we target a current return of 12% to 17% on the total investment. In addition to the current return, we target an overall investment return on control investments of 25% to 40%.

      When we acquire a controlling interest in a company, we may have the opportunity to acquire the company’s equity with Allied Capital’s common stock. The issuance of our stock as consideration provides us with the benefit of raising equity without having to access the public markets in an underwritten offering, including the added benefit of the elimination of any underwriter commissions.

      As a BDC, we make managerial assistance available to the portfolio companies in which we invest. Therefore, in addition to the interest, dividend and management fee income received from our private finance investments, we may charge consulting, structuring or syndication fees to our portfolio companies in return for the financial and managerial services that we provide related to our borrowers’ debt and equity capital needs.

      We hold a portion of our private finance investments in a wholly owned subsidiary, Allied Investment Corporation. Allied Investment is a BDC and is licensed and regulated by the Small Business Administration to operate as a small business investment company (“SBIC”). See “Certain Government Regulations” below for further information about SBIC regulation.

      In addition to funding private finance investments as described above, since the second quarter of 2000 we have made commitments to invest in select private equity funds. In addition to the return we expect to achieve from these investments, we believe we can achieve strategic benefits from these funds, including technology expertise for private finance portfolio companies, co-investment opportunities and increased deal flow. We may make additional commitments to other such funds, but expect our total investment in this area to remain a small percentage of our total portfolio.

Commercial Real Estate Finance

      Commercial Mortgage Loans. We have been a commercial real estate lender for many years, and maintain a small whole commercial mortgage loan portfolio. During 1998, we significantly reduced our middle-market commercial real estate lending activities because we believed that the market was under-pricing commercial real estate loans, and that the returns on senior commercial real estate loans were below a level that would result in a fair return on equity for our shareholders.

      Since 1999, we have been liquidating a significant portion of our whole commercial mortgage loan portfolio. We believe that we can redeploy the proceeds into higher yielding investments. We continue to derive income from the interest charged on the whole commercial mortgage loan portfolio through contractual interest and amortization of discounts.

      Commercial Mortgage-Backed Securities. The same pricing pressures that caused us to reduce our origination of commercial mortgage loans in 1998 created significant liquidity problems for many other real estate lenders who had remained active lenders as pricing declined throughout 1998. In the fourth quarter of 1998, many of these lenders experienced severe liquidity constraints that caused them to exit the commercial mortgage-backed securities market. This liquidity turmoil in the real estate capital markets created a unique opportunity for us to acquire newly issued, non-investment grade commercial mortgage-backed securities (“Purchased CMBS”) at significant discounts from the face amount of the bonds and at attractive yields.

      As an investor, we believe that Purchased CMBS has attractive risk/return characteristics. The Purchased CMBS in which we invest are non-investment grade, which means that nationally recognized statistical rating organizations rate them below the top four investment-grade rating categories (i.e., “AAA” through “BBB”), and are sometimes referred to as “junk bonds.” Unlike most “junk bonds,” which are typically unsecured debt instruments, the non-investment grade Purchased CMBS in which we invest are secured by mortgage loans with real estate collateral. Our Purchased CMBS are fully collateralized by senior mortgage loans on commercial real estate properties where the loans are, on average, supported by a 30% equity investment. We acquire our Purchased CMBS on the initial issuance of the CMBS bond offering, and are able to underwrite and negotiate to purchase the securities at a significant discount from their face amount, generally resulting in an estimated yield to maturity ranging from 13% to 16%. Our negotiated discount and estimated yield to maturity assumes a 1% loss rate on the entire underlying commercial mortgage loan collateral pool, which takes into consideration certain business and economic uncertainties and contingencies. We find the yields for Purchased CMBS very attractive given their collateral protection.

      We believe this risk/return dynamic exists in this market today because there are significant barriers to entry for a non-investment grade CMBS investor. First, non-investment grade CMBS are long-term investments and require long-term investment capital. Our capital structure, which is in excess of 50% equity capital, is well suited for this asset class. Second, when we purchase CMBS in an initial issuance, we re-underwrite every mortgage loan in the underlying collateral pool, and we meet with the issuer to discuss the nature and type of loans we will accept into the pool. We have significant commercial mortgage loan underwriting expertise, both in terms of the number of professionals we employ and the depth of their commercial real estate experience. Access to this type of expertise is another barrier to entry into this market.

      As a non-investment grade CMBS investor, we recognize that non-investment grade securities have a higher degree of risk than do investment grade bonds. Non-investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not ensured. They tend to be less liquid, may have a higher risk of default, and may be more difficult to value. We invest in non-investment grade CMBS represented by the “BB” to non-rated tranches of a CMBS issuance. Due to the underlying structure of the CMBS issuances, our CMBS tranches receive principal payments only after the securities that are senior to our securities are repaid. Thus, if losses are incurred in the underlying mortgage loan collateral pool, we would experience these losses.

      To mitigate this risk, we perform extensive due diligence prior to an investment in Purchased CMBS. When we evaluate a CMBS investment, we use the same underwriting procedures and criteria for the mortgage loans in the collateral pool as we do for all of the loans we originate. These underwriting procedures and criteria are described in detail below. We will only invest in CMBS when we believe, as a result of our underwriting procedures, that the underlying mortgage pool adequately secures our position. Our portfolio of CMBS is secured by approximately 3,300 commercial real estate properties located in diverse geographic locations across the United States in a wide variety of property types, including retail, multi-family housing, office, and hospitality. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for a summary of the loan to value ratios and debt service coverage ratios of the mortgage loans securing our Purchased CMBS investments.

      Our Purchased CMBS activity complements our private finance activity because it provides a steady stream of recurring interest income. In addition, given our depth of our commercial real estate experience and the extensive due diligence that we perform prior to an investment in Purchased CMBS, we may receive structuring and diligence fees upon the purchase of CMBS bonds. These fees are separately negotiated for each transaction. In order to maintain a balanced investment portfolio, we expect to limit our Purchased CMBS activity to approximately 20% to 25% of total assets.

Small Business Finance

      On December 31, 2000, Allied Capital and BLC Financial Services, Inc. (“BLC”) completed a merger whereby Allied Capital acquired BLC. The effect of the merger was to create an independently managed, private portfolio company of Allied Capital to focus exclusively on small business lending, including the origination of SBA 7(a) loans. BLC changed its name to Business Loan Express, Inc. (“BLX”).

      As part of this transaction, on December 28, 2000, we recapitalized our wholly owned small business lending subsidiary, Allied Capital SBLC Corporation, as an independently managed private portfolio company. Allied SBLC established a separate board of directors, and the employees and operations attributed to Allied Capital Express, including the online loan origination technology, were transferred to Allied SBLC. We restructured previous intercompany debt owed to us by Allied SBLC at the time of the recapitalization as $74.5 million in subordinated debt now owed by the new portfolio company. Allied SBLC was subsequently merged into BLX and we received $25.1 million in BLX preferred stock in exchange for our equity in Allied SBLC.

      BLX is currently financed with a combination of senior and subordinated debt, and preferred and common equity. Allied Capital owns 94.9% of BLX. Allied Capital’s investment in BLX is expected to generate interest income, dividends and fee income. In addition, we believe there is opportunity to add value to the new portfolio company and to position the investment for a future capital gain. The Company has entered into a management contract with BLX to provide management services, including certain technology and transition services. Our investment in BLX is included in our private finance portfolio.

      BLX is a non-bank small business lender licensed as a participant in the SBA 7(a) Guaranteed Loan Program. BLX has a total of 31 offices nationwide, and SBA Preferred Lender status in 66 markets. BLX believes it will be a technology leader in online small business loan origination, and will have significant online loan origination relationships as well as solid core broker relationships in the small business community. BLX is licensed by the SBA as a Small Business Lending Company (“SBLC”), and therefore, changes in the laws or regulations that govern SBLCs could have a material impact on BLX or its operations.

Investment Advisory Services

      We are a registered investment adviser, pursuant to the Investment Advisers Act of 1940, and have an investment advisory agreement to manage a private investment fund. The revenue generated from this agreement is not material to the Company’s operations.

Loan Sourcing

      We have established a business development group within Allied Capital that actively sources new investment opportunities. We maintain a network of hundreds of relationships with investors, lenders and intermediaries including:

•	private mezzanine and equity investors;

•	investment banks;

•	business and mortgage brokers;

•	national retail financial services companies; and

•	banks, law firms and accountants.

      We believe that our experience and reputation provide a competitive advantage in originating new investments. We have established an extensive network of investment referral relationships over our history. We are recognized as a pioneer in the private finance industry, and have developed a reputation in the commercial real estate finance market for our ability to finance complex transactions.

Investment Approval and Underwriting Procedures

      In assessing new investment opportunities, we maintain conservative credit standards based on our underwriting guidelines, a thorough due diligence process, and a centralized credit approval process requiring committee review, all of which are described below. The combination of conservative underwriting standards and our credit-oriented culture has resulted in a record of minimal realized losses.

      Private Finance. We generally require that the companies in which we invest demonstrate strong market position, sales growth, positive cash flow, and profitability, as discussed above. We emphasize the quality of management, and seek experienced entrepreneurs with a management track record, relevant industry experience and a significant equity stake in the business. In a typical private financing, we thoroughly review, analyze and substantiate, through due diligence, the business plan and operations of the potential portfolio company. We perform financial due diligence, often with assistance of an accounting firm; perform operational due diligence, often with the assistance of an industry consultant; study the industry and competitive landscape; and conduct numerous reference checks with current and former employees, customers, suppliers and competitors. The typical private finance transaction requires two to three months of diligence and structuring before funding occurs.

      Private finance transactions are approved by an investment committee consisting of our most senior private finance professionals and chaired by our Chairman and Chief Executive Officer. The private finance approval process benefits from the experience of the investment committee members and from the experience of our other investment professionals who together with the committee members, on average, have over twelve years of professional experience. For every transaction of $10 million or greater, we also require approval from the Executive Committee of the Board of Directors in addition to the investment committee approval. Even after all such approvals are received, due diligence must be successfully completed with final investment committee approval before funds are disbursed to a portfolio company.

      Purchased CMBS. We receive extensive packages of information regarding the mortgage loans comprising a CMBS pool. We work with the issuer, the investment bank, and the rating agencies in performing our diligence on a CMBS purchase. The typical CMBS purchase takes between two to three months to complete because of the breadth and depth of our diligence procedures. We re-underwrite all of the underlying commercial mortgage loans securing the CMBS. We challenge the estimate of underwriteable cash flow and challenge necessary carve-outs, such as replacement reserves. We study the trends of the industry and geographic location of each property, and independently assess our own estimate of the anticipated cash flow over the period of the loan. Our loan officers physically inspect most of the collateral properties, and assess appraised values based on our own opinion of comparable market values.

      Based on the findings of our diligence procedures, we may reject certain mortgage loans from inclusion in the pool. We then formulate our negotiated purchase price and discount to achieve an effective yield on our investment over a ten-year period to approximate 13% to 16%. In computing this estimated yield, we assume a 1% loss rate on the entire underlying mortgage pool.

      CMBS transactions are approved by an investment committee and, because of their size, every CMBS transaction is reviewed and approved by the Executive Committee of the Board of Directors. The investment committee for CMBS transactions consists of our most senior commercial real estate professionals and is chaired by our Chairman and Chief Executive Officer.

Portfolio Management

      Portfolio Diversity.  We monitor the portfolio to maintain both industry and geographic diversity. We currently do not have a policy with respect to “concentrating” (i.e., investing 25% or more of our total assets) in any industry or group of industries and currently our portfolio is not concentrated. We may or may not concentrate in any industry or group of industries in the future.

      Loan Servicing.  Our loan servicing staff is responsible for routine loan servicing, which includes:

•	delinquency monitoring;

•	payment processing;

•	borrower inquiries;

•	escrow analysis and processing;

•	third-party reporting; and

•	insurance and tax administration.

      In addition, our staff is responsible for special servicing activities including delinquency monitoring and collection, workout administration and management of foreclosed assets.

Portfolio Monitoring and Valuation

      We use a grading system in order to help us monitor the credit quality of our portfolio and the potential for capital gains. The grading system assigns grades to investments from 1 to 5, and the portfolio was graded at September 30, 2001 as follows:

			Percentage
		Portfolio at	of Total
Grade	Description	Value	Portfolio

		(in millions)
1	Probable capital gain	$479.4	22.1%
2	Performing security	1,561.7	71.8%
3	Close monitoring — no loss of principal or interest expected	57.3	2.6%
4	Workout — Some loss of interest expected	48.0	2.2%
5	Workout — Some loss of principal expected	28.0	1.3%

		$2,174.4	100.0%

      The 1940 Act requires that the Board of Directors value each asset in the portfolio on a quarterly basis. As a BDC, we are required to value our portfolio of illiquid private or illiquid public securities at fair value. Fair value reflects what you would expect to receive in a current sale, with current sale generally accepted to mean an orderly disposition over a reasonable period of time. We are not permitted to have a general loan loss reserve, but instead must value each specific investment. We have a written valuation policy that governs the valuation of our assets, and we follow a consistent valuation process quarterly. In valuing each individual investment, we consider the financial performance of each portfolio company, loan payment histories, indications of potential equity realization events, and current collateral values, and then determine whether the value of each asset should be increased through unrealized appreciation or decreased through unrealized depreciation. After each investment professional has made his or her determination of value, members of senior management review the valuations. These valuations are then presented to the board of directors for review and approval.

      As a general rule, we do not value our loans above principal balance, but loans are subject to depreciation events when the asset is considered impaired. Also as a general rule, equity securities may be assigned appreciation if circumstances warrant. With respect to private equity securities, each investment is valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investments as well as our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event is used to corroborate our private equity valuation. Equity securities in public companies that carry certain restrictions on sale are generally valued at a discount from the public market value of the securities. Restricted and unrestricted publicly traded stocks may also be valued at discounts due to the size of our investment, restrictions on trading or market liquidity concerns.

      We monitor loan delinquencies in order to assess the appropriate course of action and overall portfolio quality. With respect to our private finance portfolio, investment professionals closely monitor the status and performance of each individual investment throughout each quarter. This portfolio company monitoring process includes discussions with the senior management team of the company’s financial performance, the review of current financial statements and attendance at portfolio company board meetings. Through the process, investments that may require closer monitoring are generally detected early, and for each such investment, an appropriate course of action is determined. For the private finance portfolio, loan delinquencies or payment default is not necessarily an indication of credit quality or the need to pursue active workout of a portfolio investment. Because we are a provider of long-term privately negotiated investment capital, it is not atypical for us to defer payment of principal or interest from time to time. As a result, the amount of our private finance portfolio that is delinquent at any one time may vary. The terms of our private finance agreements frequently provide an opportunity for our portfolio companies to restructure their debt and equity capital. During such restructuring, we may not receive or accrue interest or dividend payments. Our senior investment professionals actively work with the portfolio company in these instances to negotiate an appropriate course of action.

      We price our private finance investment portfolio to provide adequate current returns for our shareholders assuming that a portion of the portfolio at any time may not be accruing interest currently. We also price our investments for a total return including current interest or dividends plus capital gains from sale of equity securities. Therefore, the amount of loans that are delinquent is not necessarily an indication of future principal loss or loss of anticipated investment return. Our portfolio grading system is used as a means to assess loss of investment return (Grade 4 assets) or loss of investment principal (Grade 5 assets). We expect that a certain number of portfolio companies will be in the Grade 4 or 5 category from time to time. Part of the business of private finance is working with troubled portfolio companies to improve their businesses and protect our investment. The number of portfolio companies and related investment amount included in Grade 4 and 5 may fluctuate significantly from quarter to quarter as we help these companies work through their problems. We continue to follow our historical practices of working with a troubled portfolio company in order to recover the maximum amount of our investment, but record unrealized depreciation for the expected full amount of the potential loss when such exposure is identified.

      With respect to our commercial real estate portfolio, the following outlines the treatment of each delinquency category:

30 Days Past Due	Our loan servicing staff monitors loans and contacts borrowers for collection.

60 Days Past Due	We generally transfer loans to professionals responsible for special servicing activity for monitoring, collection and development of a workout plan, if necessary.

90 Days Past Due	Our accounting department reviews loans in conjunction with the professional responsible for special servicing to determine whether the loans should be placed on a non-accrual status or whether a valuation adjustment is required.

120 Days Past Due	Generally, we place such loans on non-accrual status and the loan is an active workout.

      With respect to our Purchased CMBS portfolio, we monitor the performance of the individual loans in the underlying collateral pool through market data and discussions with the pool master servicers and special servicers. The master servicers are responsible for the day-to-day loan servicing functions, including billing, payment processing, collections on loans less than 60 days past due, tax and insurance escrow processing, and annual property inspections. The special servicers are responsible for collections on loans greater than 60 days past due, including workout administration and management of foreclosed properties. We discuss the status of past due or underperforming loans with the master servicers on a monthly basis. When a loan moves to a special servicer, a workout plan is formulated by the special servicer and generally reviewed by us as the directing certificate holder. Once reviewed by us, the special servicer carries out the workout plan, updating us on the status at least monthly. We have the ability to replace the named special servicer at any time.

      Since the market for CMBS bonds is relatively illiquid, we do not believe that the fair value of our Purchased CMBS bonds is greater than cost where we intend to hold the investment to maturity, but these CMBS bonds are subject to depreciation events if the fair value is determined to be less than its cost basis. The fair value of these investments considers the current and expected future performance of the underlying loan collateral pool, and the related underlying cash flows that would be generated by the pool as a result of that performance. If we determine that any CMBS bonds will be sold, these bonds will be classified as held for sale and unrealized appreciation or depreciation will be recorded based upon the price at which the CMBS bonds could then be sold.

Investment Gains and Losses

      As an investor focused primarily on debt investments, our investment decisions are based on credit dynamics. Our underwriting focuses on the preservation of principal, and we will pursue our available means to recover our capital investment. As a result of this investment discipline and credit culture, we have a history of low levels of loan losses, and have a demonstrated track record of successfully resolving troubled credit situations with minimal losses. Our realized gains from the sale of our equity interests have historically exceeded losses, as is reflected in the chart below.

	Nine Months Ended
	September 30,		Year Ended December 31,

	2001	2000	2000	1999	1998	1997	1996

Realized gains	$9,942	$24,664	$28,604	$31,536	$25,757	$15,804	$30,417

Realized losses	$(1,603)	$(1,569)	$(13,081)	$(6,145)	$(3,216)	$(5,100)	$(11,262)

Net realized gains	$8,339	$23,095	$15,523	$25,391	$22,541	$10,704	$19,155

Total assets	$2,266,833	$1,731,773	$1,853,817	$1,290,038	$856,079	$807,775	$713,360

Realized losses/ Total assets	0.07%	0.09%	0.7%	0.5%	0.4%	0.6%	1.6%

Employees

      At September 30, 2001, we employed 95 individuals including investment and portfolio management professionals, operations professionals and administrative staff. The majority of these individuals are located in the Washington, DC office. We believe that our relations with our employees are excellent.

Legal Proceedings

      We are a party to certain lawsuits in the normal course of our business. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

      The following is a listing of our portfolio companies in which we had an equity investment at September 30, 2001. We make available significant managerial assistance to our portfolio companies. Other than loans to the portfolio company, our only relationship with each portfolio company is our investment. For information relating to the amount and nature of our investments in portfolio companies, see the Consolidated Statement of Investments at September 30, 2001 at pages F-5 to F-12.

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held(1)

Acme Paging, L.P.	Paging Services	Limited Partnership	1.8%
1336 Basswood, Suite F		Interests
Schaumburg, IL 60173

Allied Office Products, Inc.	Office Products	Warrants to Purchase	2.0%
75 Route 17 South		Common Stock
Hasbrouck Heights, NJ 07604

American Barbecue & Grill, Inc.	Restaurant Chain	Warrants to Purchase	17.3%
7300 W. 110th Street, Suite 570		Common Stock
Overland Park, KS 66210

American HomeCare Supply, LLC	Home Medical	Warrants to	2.1%
One First Avenue	Equipment	Purchase Class A
Suite 100	Provider	Common Units
Conshohocken, PA 19428

Aspen Pet Products, Inc.	Pet Product	Series B Preferred	40.8%
11701 East 53rd Ave.	Provider	Stock
Denver, CO 80239		Series A Common Stock	4.7%

ASW Holding Corporation	Steel Wool Manufacturer	Warrants to Purchase	5.0%
2825 W. 31st Street		Common Stock
Chicago, IL 60623

Aurora Communications, LLC	Radio Stations	Redeemable Preferred	3.2%
3 Stamford Landing, Suite 210		Equity Interest
46 Southfield Avenue
Stamford, CT 06902

Autania AG	Machine and Tool	Common Stock	6.2%
Industriestrasse 7	Manufacturer
65779 Kelkheim
Germany

Avborne, Inc.	Aviation Services	Warrants to Purchase	3.5%
c/o Trivest, Inc.		Common Stock
2665 S. Bayshore Dr., Suite 800
Miami, FL 33133-5462

Blue Rhino Corporation	Propane Cylinder Exchange	Warrants to Purchase	12.9%
104 Cambridge Plaza Drive		Common Stock
Winston-Salem, NC 27104

Border Foods, Inc.	Mexican Ingredient &	Series A Convertible	9.4%
J Street	Food Product	Preferred Stock
Deming Industrial Park	Manufacturer	Warrants to Purchase	6.2%
Deming, NM 88030		Common Stock

Business Loan Express, Inc.	Small Business Lender	Preferred Stock	100.0%
645 Madison Ave.		Common Stock	94.9%
19th Floor
New York, NY 10022

Camden Partners Strategic Fund II, L.P. (formerly Cahill-Warnock Strategic Partners Fund II, L.P.)	Private Equity Fund	Limited Partnership	4.2%
One South Street		Interest
Suite 2150
Baltimore, MD 21202

CampGroup, LLC	Recreational Camp	Warrants to Purchase	2.6%
4 New King Street	Operator	Common Stock
White Plains, NY 10604

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held(1)

Candlewood Hotel Company	Extended Stay	Series A Convertible	5.0%
9342 East Central	Facilities	Preferred Stock
Wichita, KS 67206

Celebrities, Inc.	Radio Stations	Warrants to Purchase	25.0%
408-412 W. Oakland Park		Common Stock
Boulevard
Ft. Lauderdale, FL 33311-1712

Colibri Holding Corporation	Outdoor Living Products	Common Stock	3.4%
2201 S. Walbash Street		Warrants to Purchase	2.0%
Denver, CO 80231		Common Stock

The Color Factory Inc.	Cosmetic Manufacturer	Preferred Stock	100.0%
11312 Penrose Street		Common Stock	99.3%
Sun Valley, CA 91352

Component Hardware Group, Inc.	Designer & Developer	Class A Preferred Stock	9.1%
1890 Swarthmore Ave.	of Hardware	Common Stock	8.2%
P.O. Box 2020	Components
Lakewood, NJ 08701

Convenience Corporation of America	Convenience Store Chain	Series A Preferred Stock	10.0%
711 N. 108th Court		Warrants to Purchase	4.0%
Omaha, NE 68154		Senior Preferred Stock

Cooper Natural Resources, Inc.	Sodium Sulfate Producer	Warrants to Purchase	2.5%
P.O. Box 1477		Common Stock
Seagraves, TX 79360		Series A Convertible	100%
		Preferred Stock
		Warrants to Purchase	36.8%
		Series A Convertible Preferred Stock

CorrFlex Graphics, LLC	Packaging Manufacturer	Warrants to Purchase	4.5%
P.O. Box 1337		Common Stock
Monroe, NC 28110		Options to Purchase	7.0%
		Common Stock

Coverall North America, Inc.	Commercial Cleaning	Warrants to Purchase	15.0%
500 West Cypress Creek Rd.	Service	Common Stock
Ste. 580
Ft. Lauderdale, FL 33309

Csabai Canning Factory Rt.	Food Processing	Hungarian Quotas	9.2%
5600 Békéscasba
Békís: vt 52-54 Hungary

CyberRep	Operator of Call Service Centers	Warrants to Purchase	24.8%
8300 Greensboro Drive, 6th Floor		Common Stock
McLean, VA 22102

The Debt Exchange, Inc.	Online Sales of	Series B Convertible	49.0%
101 Arch Street, Suite 410	Distressed Assets	Preferred Stock
Boston, MA 02110

Directory Investment Corporation	Telephone Directories	Common Stock	50.0%
1919 Pennsylvania Avenue, N.W.
Washington, DC 20006

Directory Lending Corporation	Telephone Directories	Common Stock	50.0%
1919 Pennsylvania Avenue, N.W.
Washington, DC 20006

Drilltec Patents & Technologies Company, Inc.	Drill Pipe Packager	Warrants to Purchase	15.0%
10875 Kempwood Drive, Suite 2		Common Stock
Houston, TX 77043

eCentury Capital Partners, L.P.	Private Equity Fund	Limited Partnership	25.0%
1101 Connecticut Ave, NW		Interest
7th Floor
Washington, DC 20036

EDM Consulting, LLC	Environmental	Common Stock	25.0%
14 Macopin Avenue	Consulting
Montclair, NJ 07043

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held(1)

Elexis Beta GmbH	Distance Measurement	Options to Purchase	9.8%
Ulmenstrabe 22	Device	Shares
60325 Frankfurt am Main	Manufacturer
Germany

Esquire Communications Ltd.	Court Reporting	Warrants to Purchase	3.0%
216 E. 45th Street, 8th floor	Services	Common Stock
New York, NY 10017

E-Talk Corporation	Telecommunications	Warrants to Purchase	5.5%
4425 Cambridge Road	Software Provider	Common Stock
Fort Worth, TX 76155-2692

Executive Greetings, Inc.	Personalized Business	Warrants to Purchase	1.1%
120 Industrial Park Access Road	Products	Common Stock
New Hartford, CT 06057

ExTerra Credit Recovery, Inc.	Consumer Finance	Series A Preferred Stock	0.9%
35 Lennon Lane, Suite 200	Receivable Collections	Common Stock	0.7%
Walnut Creek, CA 94598		Warrants to Purchase	0.7%
		Common Stock

Fairchild Industrial Products Company	Industrial Controls	Warrants to Purchase	20.0%
3920 Westpoint Boulevard	Manufacturer	Common Stock
Winston-Salem, NC 27013

Galaxy American Communications, Inc.	Cable Television	Option to Purchase	51.0%
1220 N. Main Street	Operator	Common LLC Interest
Sikeston, MO 63801

Garden Ridge Corporation	Home Decor Retailer	Series A Preferred Stock	2.6%
650 Madison Avenue		Common Stock	4.7%
New York, NY 10022

Gibson Guitar Corporation	Guitar Manufacturer	Warrants to Purchase	3.0%
1818 Elm Hill Pike		Common Stock
Nashville, TN 37210

Ginsey Industries, Inc.	Bathroom Accessories	Convertible Debentures	7.0%
281 Benigno Boulevard	Manufacturer	Warrants to Purchase	16.0%
Bellmawr, NJ 08031		Common Stock

Global Communications I, LLC	Muzak Franchisee	Preferred Equity	59.3%
201 East 69th Street		Interest
New York, NY 10021		Options for Common	59.3%
		Membership Interest

Grant Broadcasting Systems II	Television Stations	Warrants to Purchase	25.0%
919 Middle River Drive,		Common Stock
Suite 409		Warrants to Purchase	25.0%
Ft. Lauderdale, FL 33304		Common Stock in Affiliate Company

Grant Television, Inc.	Television Stations	Equity Interest	20.0%
(See Grant Broadcasting System II)

Grotech Partners VI, L.P.	Private Equity Fund	Limited Partnership	3.1%
c/o Gntech Capital Group		Interest
9690 Deereco Road
Suite 800
Timonium, MD 21093

The Hartz Mountain Corporation	Pet Supply	Common Stock	2.0%
400 Plaza Drive	Manufacturer	Warrants to Purchase	3.5%
Secaucus, NJ 07094		Common Stock

HealthASPex, Inc.	Third Party	Class A Preferred	26.2%
2812 Trinity Square Drive	Administrator	Stock
Carrollton, TX 75006		Common Stock	26.2%

HMT, Inc.	Storage Tank	Common Stock	27.3%
1422 FM 1960 W.	Maintenance &	Warrants to Purchase	10.0%
Suite 350	Repair	Common Stock
Houston, TX 77068

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held(1)

Hotelevision, Inc.	Hotel Cable-TV	Series 3	16.2%
599 Lexington Avenue	Network	Preferred Stock
Suite 2300
New York, NY 10022

Icon International, Inc.	Corporate Barter	Class A Common Stock	0.8%
281 Tressor Boulevard	Services	Class C Common Stock	0.2%
8th Floor
Stamford, CT 06901

Impact Innovations Group	Information Technology	Warrants to Purchase	4.0%
5825 Glenridge Drive	Services Provider	Common Stock
Building II, Suite 107
Atlanta, GA 30328

International Fiber Corporation	Cellulose and Fiber	Common Stock	11.0%
50 Bridge Street	Producer	Warrants to Purchase	2.9%
North Tonawanda, NY 14120		Common Stock

iSolve Incorporated	Corporate Barter Services	Series A	2.9%
281 Tresser Boulevard		Preferred Stock
Two Stamford Plaza		Common Stock	1.1%
Stamford, CT 06901

JRI Industries, Inc.	Machinery Manufacturer	Warrants to Purchase	7.5%
2958 East Division		Common Stock
Springfield, MO 65803

Julius Koch USA, Inc.	Mini-Blind Cord	Warrants to Purchase	45.0%
387 Church Street	Manufacturer	Common Stock
New Bedford, MA 02745

Kirker Enterprises, Inc.	Nail Enamel	Warrants to Purchase	22.5%
55 East 6th Street	Manufacturer	Series B Common Stock
Paterson, NJ 07524		Equity Interest in Affiliate Company	22.5%

Kirkland’s, Inc.	Home Furnishing	Series D Preferred Stock	3.3%
P.O. Box 7222	Retailer	Warrants to Purchase	4.2%
Jackson, TN 38308-7222		Common Stock

Kyrus Corporation	Value-Added Reseller,	Warrants to Purchase	8.0%
25 Westridge Market Place	Computer Systems	Common Stock
Chandler, NC 28715

Liberty-Pittsburgh Systems, Inc.	Business Forms Printing	Common Stock	17.2%
265 Executive Drive
Plainview, NY 11803

Logic Bay Corporation	Computer-Based	Series C Redeemable	29.4%
7900 International Drive	Training Developer	Preferred Stock
Suite 750
Minneapolis, MN 55425

Love Funding Corporation	Mortgage Services	Series D Preferred Stock	26.0%
1220 19th Street, NW, Suite 801
Washington, DC 20036

Magna Card, Inc.	Magnet Packager	Preferred Stock	6.3%
10315 South Dolifield Rd.	and Distributor	Common Stock	5.4%
Owings Mills, MD 21117

Master Plan, Inc.	Healthcare Outsourcing	Common Stock	13.6%
21540 Plummer Street
Chatsworth, CA 91311

MedAssets.com, Inc.	Healthcare Outsourcing	Series B Convertible	6.4%
21540 Plummer Street		Preferred Stock
Chatsworth, CA 91311		Warrants to Purchase	2.9%
		Preferred Stock

Mid-Atlantic Venture Fund IV, L.P.	Private Equity Fund	Limited Partnership	7.3%
128 Goodman Drive		Interest
Bethlehem, PA 18015

Midview Associates, L.P.	Residential Land	Warrants to purchase	35.0%
2 Eaton Street, Suite 1101	Development	partnership interests
Hampton, VA 23669

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held(1)

Monitoring Solutions, Inc.	Air Emissions	Common Stock	25.0%
4303 South High School Road	Monitoring	Warrants to Purchase	50.0%
Indianapolis, IN 46241		Common Stock

MortgageRamp.com, Inc.	Internet Based	Class A Common	8.0%
116 Welsh Road	Loan Origination	Stock
Horsham, PA 19044	Service Platform

Morton Grove Pharmaceuticals, Inc.	Generic Drug	Redeemable Convertible	27.8%
6451 West Main Street	Manufacturer	Preferred Stock
Morton Grove, IL 60053

MVL Group, Inc.	Market Research	Warrants to Purchase	8.0%
1061 E. Indiantown Road	Services	Common Stock
Suite 300
Jupiter, FL 33477

Nobel Learning Communities, Inc.	Educational Services	Series D Convertible	100.0%
1400 N. Providence Road,		Preferred Stock
Suite 3055		Warrants to Purchase	13.1%
Media, PA 19063		Common Stock

North American Archery, LLC	Sporting Equipment	Debentures Convertible	26.9%
1733 Gunn Highway	Manufacturer	into LLC Equity
Odessa, FL 33556		Interest

Novak Biddle Venture Partners III, LP	Private Equity Fund	Limited Partnership	2.9%
1750 Tysons Boulevard		Interest
Suite 1190
McLean, VA 22102

Nursefinders, Inc.	Home Healthcare	Warrants to Purchase	3.4%
1200 Copeland Road, Suite 200	Providers	Common Stock
Arlington, TX 76011

Onyx Television GmbH	Cable Television	Preferred Units	12.0%
Immedia Park 6b
50670 Koln
Germany

Opinion Research Corporation	Corporate Marketing	Warrants to Purchase	8.0%
P.O. Box 183	Research Firm	Common Stock
Princeton, NJ 08542

Oriental Trading Company, Inc.	Direct Marketer	Redeemable Preferred	1.7%
108th Street, 4206 South	of Toys	Stock
Omaha, NE 68137		Class A Common Stock	1.7%
		Warrants to Purchase	1.4%
		Common Stock

Outsource Partners, Inc.	Outsourced Facility	Warrants to Purchase	4.0%
200 Mansell Court East	Services Provider	Preferred Stock
Suite 500		Warrants to Purchase	4.0%
Roswell, GA 30076		Common Stock

Packaging Advantage Corporation	Personal Care,	Common Stock	9.9%
4633 Downey Road	Household and	Warrants to Purchase	5.5%
Los Angeles, CA 90058	Disinfectant Product	Common Stock
	Packager

Physicians Specialty Corporation	Physician Practice	Common Stock	80.3%
1150 Lake Hearn Drive	Management Services
Atlanta, GA 30342	Provider

Pico Products, Inc.	Satellite/Television	Common Stock	5.0%
12500 Foothill Boulevard	Component	Warrants to Purchase	15.0%
Lakeview Terr., CA 91342	Manufacturer	Common Stock

Polaris Pool Systems, Inc.	Pool Cleaner	Warrants to Purchase	2.1%
P.O. Box 1149	Manufacturer	Common Stock
San Marcos, CA 92079-1149

Professional Paint, Inc.	Paint Manufacturer	Series A-1 Senior	100.0%
3900 Joliet Street		Exchangeable Preferred
Denver, CO 80239		Stock
		Common Stock	11.0%

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held(1)

Progressive International

Corporation	Retail Kitchenware	Redeemable Preferred	12.5%
6111 S. 228th Street		Stock
P.O. Box 97045		Common Stock	0.02%
Kent, WA 98064		Warrants to Purchase	6.2%
		Common Stock

Prosperco Finaz Holding AG	Financial Services	Debt Convertible into	8.5%
Schützengasse 25		Common Stock
CH-8001 Zürich		Common Stock	2.6%
Switzerland		Warrants to Purchase	5.0%
		Common Stock

Raytheon Aerospace, LLC	Aviation Maintenance and	Class B LLC Interest	6.7%
555 Industrial Drive South	Logistics
Madison, MS 39110

Redox Brands, Inc.	Cleaning Products	Warrants to Purchase	3.3%
9100 Centre Point Drive		Common Stock
Suite 200
West Chester, OH 45069

Schwinn Holdings Corporation	Bicycle Manufacturer/	Warrants to Purchase	0.7%
1690 38th Street	Distributor	Common Stock
Boulder, CO 80301

Seasonal Expressions, Inc.	Decorative Ribbon	Series A Preferred Stock	50.0%
230 5th Avenue, Suite 1007	Manufacturer
New York, NY 10001

Soff-Cut Holdings, Inc.	Concrete Sawing	Series A Preferred Stock	4.0%
1112 Olympic Drive	Equipment Manufacturer	Common Stock	2.7%
Corona, CA 91719		Warrants to Purchase	6.7%
		Common Stock

Southern Communications, LLC	Communications Tower	Equity Interest	85.0%
1919 Pennsylvania Ave., NW	Leasing
Washington, DC 20006

Spa Lending Corporation	Health Spas	Series A Preferred Stock	100.0%
1919 Pennsylvania Avenue, N.W.		Series B Preferred Stock	68.4%
Washington, DC 20006		Series C Preferred Stock	46.3%
		Common Stock	62.1%

Staffing Partners Holding Company, Inc.	Temporary Employee	Redeemable Preferred	48.3%
104 Church Lane #100	Services	Stock
Baltimore, MD 21208		Class A-1 Common	50.0%
		Stock
		Class A-2 Common	24.4%
		Stock
		Class B Common	24.0%
		Stock

Startec Global Communications Corporation	Integrated	Common Stock	1.3%
10411 Motor City Drive	Communications	Warrants to	0.9%
Bethesda, MD 20852	Service Provider	Purchase Common Stock

STS Operating, Inc.	Engineering Design and	Common Stock	42.2%
2301 Windsor Court	Services
Addison, IL 60101

SunSource Inc.	Wholesale Machinery and	Common Stock	93.2%
One Logan Square	Supplies
Philadelphia, PA 19013

Sure-Tel, Inc.	Prepaid Telephone	Series A Convertible	41.7%
5 North McCormick	Services Company	Redeemable Preferred
Oklahoma City, OK 73127		Stock
		Warrants to Purchase	9.6%
		Common Stock
		Options to Purchase	41.7%
		Common Stock

Total Foam, Inc.	Packaging Systems	Common Stock	49.0%
P.O. Box 688
Ridgefield, CT 06877

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held(1)

Tubbs Snowshoe Company, LLC	Snowshoe Manufacturer	Warrants to Purchase	7.7%
52 River Road		Common Units
Stowe, VT 05672		Equity Interests in	10.9%
		Affiliate Company

United Pet Group, Inc.	Manufacturer of Pet	Warrants to Purchase	0.8%
125 High Street	Products	Common Stock
Boston, MA 02110

Updata Venture Partners II, L.P.	Private Equity Fund	Limited Partnership	16.1%
11600 Sunrise Valley Drive		Interest
Reston, VA 20191

Velocita, Inc.	Fiber Optic Network	Warrants to Purchase	0.6%
(formerly PF.Net		Common Stock
Communications, Inc.)
677 Washington Blvd.
Stamford, CT 06912

Venturehouse Group, LLC	Private Equity Fund	Common Equity Interest	2.3%
1780 Tysons Blvd., Suite 400
McLean, VA 22102

Walker Investment Fund II, LLLP	Private Equity Fund	Limited Partnership	5.1%
3060 Washington Road		Interest
Suite 200
Glenwood, MD 21738

Warn Industries, Inc.	Sport Utility Accessories	Warrants to Purchase	4.3%
12900 S.E. Capps Rd.	Manufacturer	Common Stock
Clackamas, OR 97015
Williams Brothers Lumber

Company	Builders’ Supplies	Warrants to Purchase	14.1%
3165 Pleasant Hill Road		Common Stock
Duluth, GA 30136

Wilmar Industries, Inc.	Repair and Maintenance	Warrants to Purchase	3.0%
303 Harper Drive	Product Distributor	Common Stock
Moorestown, NJ 08057

Wilshire Restaurant Group, Inc.	Restaurant Chain	Warrants to Purchase	3.0%
1100 Town & Country Road		Common Stock
Suite 1300
Orange, CA 92868-4654

Woodstream Corporation	Pest Control	Equity Interest in	13.8%
69 North Locust Street	Manufacturer	Affiliate Company
Lititz, PA 17543		Warrants to Purchase	7.2%
		Common Stock

Wyo-Tech Acquisition Corporation	Vocational School	Preferred Stock	100.0%
4373 N. 3rd Street		Common Stock	99.0%
Laramie, WY 82072

(1)	Percentages shown for warrants and options held represent the percentage of class of security we may own, on a fully diluted basis, assuming we exercise our warrants or options.

DETERMINATION OF NET ASSET VALUE

      We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and preferred stock divided by the total number of common shares outstanding.

      Portfolio assets are carried at fair value as determined by the board of directors under our valuation policy. As a general rule, we do not value the Company’s loans or CMBS bonds above cost, but loans or CMBS bonds are subject to depreciation events when the asset is considered impaired. Also as a general rule, equity securities may be assigned appreciation if circumstances warrant. With respect to private equity securities, each investment is valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investment as well as our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event is used to corroborate our private equity valuation. Equity securities in public companies that carry certain restrictions on sale are generally valued at a discount from the public market value of the securities. Restricted and unrestricted publicly traded stocks may also be valued at discounts, due to the size of our investment or market liquidity concerns.

      Determination of fair value involves subjective judgments that cannot be substantiated by auditing procedures. Accordingly, under current standards, the accountants’ opinion on the Company’s financial statements in our annual report refers to the uncertainty with respect to the possible effect on the financial statements of such valuation.

MANAGEMENT

      The Board of Directors supervises the management of the Company. The responsibilities of each director include, among other things, the oversight of the loan approval process, the quarterly valuation of our assets, and oversight of our financing arrangements. The board of directors maintains an Executive Committee, Audit Committee, Compensation Committee, and Nominating Committee, and may establish additional committees in the future. Some or all of the Company’s directors also serve as directors of its subsidiaries.

      Our investment decisions in each business area are made by investment committees composed of the Company’s most senior investment professionals. No one person is primarily responsible for making recommendations to a committee.

      The Company is internally managed and our investment professionals manage our portfolio and the portfolios of companies for which we serve as investment adviser. These investment professionals have extensive experience in managing investments in private growing businesses in a variety of industries and in diverse geographic locations, and are familiar with our approach of lending and investing. Because the Company is internally managed, we pay no investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.

Structure of Board of Directors

      The Board of Directors is classified into three approximately equal classes with three-year terms, with only one of the three classes expiring each year. Directors serve until their successors are elected and qualified.

Directors

      Information regarding the Board of Directors is as follows:

			Director	Expiration
Name	Age	Position	Since(1)	of Term

William L. Walton*	52	Chairman, Chief Executive
		Officer and President	1986	2004

George C. Williams, Jr.*	75	Chairman Emeritus	1964	2004

Brooks H. Browne	52	Director	1990	2004

John D. Firestone	57	Director	1993	2002

Anthony T. Garcia	45	Director	1991	2002

Lawrence I. Hebert	55	Director	1989	2002

John I. Leahy	71	Director	1994	2003

Robert E. Long	70	Director	1972	2004

Warren K. Montouri	72	Director	1986	2003

Guy T. Steuart II	70	Director	1984	2003

T. Murray Toomey, Esq	77	Director	1959	2003

Laura W. van Roijen	49	Director	1992	2002

 *  Interested persons of the Company, as defined in the 1940 Act.

(1) Includes service as a director of any of the predecessor companies.

Executive Officers

      Information regarding the Company’s executive officers is as follows:

Name	Age	Position

William L. Walton	52	Chairman, Chief Executive Officer and President

Joan M. Sweeney	42	Chief Operating Officer

Penni F. Roll	35	Chief Financial Officer

Scott S. Binder	47	Managing Director

Samuel B. Guren	54	Managing Director

Philip A. McNeill	42	Managing Director

John M. Scheurer	49	Managing Director

Thomas H. Westbrook	38	Managing Director

G. Cabell Williams, III	47	Managing Director

Biographical Information

Directors

      William L. Walton has been the Chairman, Chief Executive Officer and President of the Company since 1997. He has served on Allied Capital’s board of directors since 1986, and was named Chairman and CEO in February 1997. Mr. Walton has an extensive background in general management, marketing, strategic planning, mergers and acquisitions and financial analysis. Mr. Walton previously served as Managing Director of New York-based Butler Capital Corporation, a mezzanine buyout firm, (1987-1991) and was the personal venture capital advisor for William S. Paley, founder and Chairman of CBS. In addition, he was a Senior Vice President in Lehman Brother Kuhn Loeb’s Investment Banking Group. Mr. Walton also founded and managed two start-up businesses, Success Lab, Inc. and Language Odyssey, in the emerging education industry

(1992-1996). Mr. Walton is a director of Nobel Learning Communities, Inc., Riggs National Corporation and the National Venture Capital Association. He received both a B.A. and a M.B.A. from Indiana University.

      George C. Williams, Jr. is Chairman Emeritus of the Company. Mr. Williams was an officer of the predecessor companies from the later of 1959 or the inception of the relevant entity and President or Chairman and Chief Executive Officer of the predecessor companies from the later of 1964 or each entity’s inception until 1991. Mr. Williams is the father of G. Cabell Williams III, an executive officer of the Company.

      Brooks H. Browne has been the President of Environmental Enterprises Assistance Fund since 1993. Mr. Browne is a director of SEAF, Corporation Financiera Ambiental (Panama), Empresas Ambientales de Centro America (Costa Rica) Renewable Energy and Energy Efficiency Fund, Terra Capital Investors Limited, the Solar Development Foundation, and Yayasan Bina Usaha Lingkungan (Indonesia) (environmental nonprofit or investment funds).

      John D. Firestone has been a Partner of Secor Group (venture capital) since 1978. Mr. Firestone is a director of Security Storage Company of Washington, DC, Bryn Mawr Bank Corporation and the National Organization on Disability. Mr. Firestone is Senior Advisor to GeoPortals.com, and a Trustee of The Washington Ballet.

      Anthony T. Garcia is currently a private investor. Mr. Garcia was General Manager of Breen Capital Group (investor in tax liens) from 1997 to 2000 and a Senior Vice President of Lehman Brothers Inc. from 1985 to 1996.

      Lawrence I. Hebert is a director and President and Chief Executive Officer of Riggs Bank N.A. (a subsidiary of Riggs National Corporation) since February 2001; Director of Riggs National Corporation since 1988. He also serves as director of Riggs Investment Management Corporation and Riggs Bank Europe Limited (both indirect subsidiaries of Riggs National Corporation). Mr. Hebert is the President and a director Perpetual Corporation (owner of Allbritton Communications Company and ALLSNEWSCO, Inc.) Mr. Hebert is a director of ALLSNEWSCO, Inc. (news programming service), the President of Westfield News Advertiser, Inc. (owner of a television station and newspapers), Trustee of The Allbritton Foundation and Vice Chairman of Allbritton Communications Company. Mr. Hebert previously served as Vice Chairman (1983 to 1998), President (1984 to 1998) and Chairman and Chief Executive Officer (1998 to 2001) of Allbritton Communications Company.

      John I. Leahy has been the President of Management and Marketing Associates (a management consulting firm) since 1986. Mr. Leahy was the President and Group Executive Officer, Western Hemisphere of Black & Decker Corporation from 1982 to 1985. Mr. Leahy is a director of Kar Kraft Systems, Inc., Cavanaugh Capital, Inc., Acorn Products, Inc., The Wills Group, Thulman-Eastern Company and Gallagher Fluid Seals, Inc.

      Robert E. Long is the CEO and Director of Goodwyn, Long & Black Investment Management, Inc. and has been the Chairman and Chief Executive Officer of Emerald City Radio Partners, LLC since 1997. Mr. Long was the President of Business News Network, Inc. from 1995 to 1998, was the Chairman and Chief Executive Officer of Southern Starr Broadcasting Group, Inc. from 1991 to 1995, and a director and the President of Potomac Asset Management, Inc. from 1983 to 1991. Mr. Long is a director of AmBase Corporation, CSC Scientific, Inc., and Advanced Solutions International, Inc.

      Warren K. Montouri has been a Partner of Montouri & Roberson (real estate investment firm) since 1980. Mr. Montouri was a director of C&S/Sovran Bank from 1970 to 1990, a director of Sovran Financial Corporation from 1989 to 1990, a director of NationsBank, N.A. from 1990 to 1996, a director of BB&T Bank (formerly Franklin National Bank) from 1996 to 2000, a Trustee of Suburban Hospital from 1991 to 1994, and a Trustee of The Audubon Naturalist Society from 1979 to 1985.

      Guy T. Steuart II has been a director and President of Steuart Investment Company (manages, operates, and leases real and personal property and holds stock in operating subsidiaries engaged in various businesses) since 1960. Mr. Steuart is Trustee Emeritus of Washington and Lee University.

      T. Murray Toomey, Esq. has been an attorney at law since 1949. Mr. Toomey is a director of The National Capital Bank of Washington and Federal Center Plaza Corporation. He is also a Trustee of The Catholic University of America.

      Laura W. van Roijen has been a private real estate investor since 1992. Ms. van Roijen was the Chairman of CWV & Associates (RTC qualified contracting firm) from 1991 to 1994, a director and the Treasurer of Black Possum Inc. (retail concern) from 1994 to 1996, the President of Volta Place, Inc. (real estate advisory firm) from 1991 to 1994, and Vice President (from 1986 to 1991) and Market Director (from 1989 to 1991) of Citicorp Real Estate, Inc.

Executive Officers who are not Directors

      Joan M. Sweeney, Chief Operating Officer, has been employed by the Company since 1993. Ms. Sweeney oversees all company operations and is responsible for strategic planning, financial management, information technology, marketing, investor relations, and all regulatory compliance. Prior to joining the Company, Ms. Sweeney spent ten years of her career consulting with private and small public companies at both Ernst & Young and Coopers & Lybrand. Ms. Sweeney was a member of the SEC Division of Enforcement in the late 1980s.

      Penni F. Roll, Chief Financial Officer, has been employed by the Company since 1995. Ms. Roll is responsible for the Company’s financial management and reporting, accounting, loan servicing, special servicing, portfolio monitoring and regulatory compliance activities. Prior to joining the Company, she spent seven years in the financial services practice at KPMG Peat Marwick, including serving as a Manager from 1993 to 1995.

      Scott S. Binder, Managing Director, has worked with the Company since 1991 and is responsible for the Company’s managed fund investment activities. Prior to joining the Company, Mr. Binder formed and was President of Overland Communications Group, which owned and operated cable television systems and radio stations. He also has worked in the specialty finance and leasing industry.

      Samuel B. Guren, Managing Director, joined the Company in 1999. He joined the Company to develop the Company’s private equity investment business. Mr. Guren has more than 26 years of venture capital investing experience. Prior to joining the Company, Mr. Guren was the Senior Managing Partner at Baird Capital. He also served as a Senior Managing Partner at William Blair Venture Partners for 15 years.

      Philip A. McNeill, Managing Director, has been employed by the Company since 1993 and is responsible for co-managing the Company’s private finance group. Before joining the Company, he served as a vice president of M&T Capital Corporation. Prior to entering the private finance industry, he was founding director of Western Oklahoma National Bank, and structured and managed numerous privately negotiated investments.

      John M. Scheurer, Managing Director, has been employed by the Company since 1991 and manages the Company’s commercial real estate finance group. He has more than 22 years of experience in commercial finance and real estate lending and management. Prior to joining the Company, Mr. Scheurer worked in various capacities with Capital Recovery Advisors, Inc. and First American Bank. He also started his own company, The Scheurer Company, and co-founded Hunter & Associates, a major leasing and consulting real estate firm in the Washington, DC area.

      Thomas H. Westbrook, Managing Director, has been with the Company since 1991 and is responsible for co-managing the Company’s private finance group. Prior to joining the Company, Mr. Westbrook worked with North Carolina Enterprise Fund and was a lending officer in NationsBank’s corporate lending unit. He is the former president of the southern RASBIC and has served on the NASBIC Board of Governors.

      G. Cabell Williams, III, Managing Director, has been employed by the Company since 1981 in the Company’s private finance group. He has over 19 years of private finance experience, and has structured numerous types of private debt and equity finance transactions. Mr. Williams has served in many capacities during his tenure with the Company.

Employment Agreements

      The Company has entered into employment agreements with eight senior executives of the Company, including William L. Walton, the Company’s Chairman and CEO, Joan M. Sweeney, Chief Operating Officer, and John M. Scheurer, Managing Director. Each of the agreements provides for a three-year term, with annual renewals thereafter, and specifies each executive’s compensation during the term of the agreement, in accordance with the achievement of certain performance standards.

      The annual base salary on the effective date of the employment agreements of Mr. Walton, Ms. Sweeney, and Mr. Scheurer was $405,000, $256,500, and $256,500, respectively. The Board of Directors has the right to increase the base salary during the term of the employment agreement. In addition, each employment agreement states that the Board of Directors may provide, at their sole discretion, an annual cash bonus. This bonus is to be determined with reference to each executive’s performance in accordance with performance criteria to be determined by the Board in its sole discretion. Under each agreement, each executive also is entitled to participate in the Company’s Amended Stock Option Plan, and to receive all other awards and benefits previously granted to each executive including life insurance premiums.

      In addition, each employment agreement provides for a long-term cash retention award for the performance period from 2001 through 2003. The long-term cash retention award will vest and be payable in six equal installments on June 30th and December 31st of each year from 2001 through 2003. Mr. Walton will be eligible for a long-term cash retention award of $3,375,000, or $1,125,000 per year, over the performance period; Ms. Sweeney will be eligible for $2,550,000, or $850,000 per year; and Mr. Scheurer will be eligible for $2,115,000, or $705,000 per year.

      Employment will terminate if the term of the agreement expires without written agreement of both parties. The executive has the right to voluntarily terminate employment at any time with 30 days’ notice, and in such case, the employee will not receive any severance pay. Among other things, the employment agreements prohibit the solicitation of employees from the Company in the event of an executive’s departure for a period of two years.

      If employment is terminated with cause, the employee will not receive any severance pay. If employment is terminated without cause during the term of the agreement, the executive shall be entitled to severance pay for a period not to exceed 36 months for Mr. Walton; 30 months for Ms. Sweeney; and 24 months for Mr. Scheurer. Severance pay shall include the continuation of the employee’s base salary, and the greater of (a) the average of the annual bonuses paid during the preceding three years, or (b) the amount of the last annual bonus paid to the employee. In addition, the executive shall be entitled to receive any payments under the long-term cash retention award that would have vested and been payable during the severance period. However, stock options would cease to vest during the severance period.

      If, within 12 months after a change of control (as defined in the employment agreements) termination of employment occurs either by the executive officer or the Company, the executive officer shall not be entitled to severance pay, but will instead be entitled to lump sum compensation as well as certain other benefits. For Mr. Walton, this lump sum is equal to three years of base salary and bonus (as calculated for severance pay), plus an amount equal to $5,565,000. For Ms. Sweeney, this lump sum is equal to two and a half years of base salary and bonus, plus an amount equal to $2,600,000. For Mr. Scheurer, this lump sum is equal to two years of base salary and bonus, plus an amount equal to $2,350,000. Under the terms of the agreement, the Company would also provide compensation to offset any applicable excise tax penalties imposed on the executive under section 4999 of the Internal Revenue Code.

      The other six employment agreements carry terms substantially similar to those of Mr. Scheurer’s agreement, as described herein.

Compensation Plans

Stock Option Plan

      The Company’s stock option plan (the “Stock Option Plan”) is intended to encourage stock ownership in the Company by officers and directors, thus giving them a proprietary interest in the Company’s performance. The Stock Option Plan was approved by shareholders at the Special Meeting of Shareholders on November 26, 1997. On May 9, 2000, the Company’s stockholders amended the Stock Option Plan to increase the authorized shares under the plan to 12,350,000 shares as well as make certain other administrative changes.

      The Committee’s principal objective in awarding stock options to the eligible officers of the Company is to align each optionee’s interests with the success of the Company and the financial interests of its stockholders by linking a portion of such optionee’s compensation with the performance of the Company’s stock and the value delivered to stockholders.

      Stock options are granted under the Stock Option Plan at a price not less than the prevailing market value and will have value only if the Company’s stock price increases.

The Committee determines the amount and features of the stock options, if any, to be awarded to optionees. The Committee evaluates a number of criteria, including the past service of each such optionee to the Company, the present and potential contributions of such optionee to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Stock Option Plan, including the recipient’s current stock holdings, years of service, position with the Company and other factors. The Committee does not apply a formula assigning specific weights to any of these factors when making its determination. The Committee awards stock options on a subjective basis and such awards depend in each case on the performance of the officer under consideration.

      For the nine months ended September 30, 2001 and for the year ended, December 31, 2000, a total of 2,800,323 and 4,162,112 options, respectively, were granted, including grants made by the Company’s compensation committee to certain officers and automatic grants to non-officer directors of the Company. These options generally vest over a three-year period except that grants to non-officer directors vest immediately. See “Control Persons and Principal Holders of Securities” in the SAI for currently exercisable options granted to certain executive officers and non-officer directors.

      On September 8, 1999, the Company received approval from the Commission to grant options under the Stock Option Plan to non-officer directors. On that date, each incumbent non-officer director received options to purchase 10,000 shares, and pursuant to the Commission order, each will receive options to purchase 5,000 shares each year thereafter on the date of the annual meeting of stockholders. New directors will receive options to purchase 10,000 shares upon election to the board, and options to purchase 5,000 shares each year thereafter on the date of the annual meeting.

      The Stock Option Plan is designed to satisfy the conditions of Section 422 of the Code so that options granted under the Stock Option Plan may qualify as “incentive stock options.” To qualify as “incentive stock options,” options may not become exercisable for the first time in any year if the number of incentive options first exercisable in that year multiplied by the exercise price exceeds $100,000.

Formula Award and Cut-Off Award

      Formula Award. The Formula Award was designed as an incentive compensation program that would replace stock options of the predecessor companies that were cancelled as a result of the Company’s 1997 merger, and would balance share ownership among key officers. The Company accrued the Formula Award over the three-year period on the anniversary of the merger date (December 31) in 1998, 1999 and 2000. The Formula Award expense for 1998, 1999 and 2000 totaled $6.2 million, $6.2 million and $5.7 million, respectively, and is included in employee expenses in the Company’s consolidated statement of operations. The terms of the Formula Award required that the award be contributed to the Company’s deferred compensation plan, and used to purchase shares of the Company in the open market. See “Deferred Compensation Plan.” The amount of the Formula Awards received by certain executive officers in 2000 is provided in the SAI.

      On January 2, 2001, the trust that holds the deferred compensation plan distributed shares of the Company’s common stock with a value of $4,383,165 representing the final portion of the Formula Award that vested on December 31, 2000. These shares are held in restricted accounts at a brokerage firm.

      Cut-Off Award. The Cut-Off Award was designed to cap the appreciated value in unvested options at the merger announcement date in order to set the foundation to balance option awards upon the merger on December 31, 1997. The Cut-Off Award is payable for each canceled option as the canceled options would have vested and vests automatically in the event of a change of control. The Cut-Off Award is payable if the award recipient is employed by the Company on the future vesting date. The Cut-Off Award expense for the nine months ended September 30, 2001 and for the year ended December 31, 2000 totaled $0.09 million and $0.5 million respectively, and is included in employee expenses in the Company’s consolidated statement of operations. The amount of the Cut-Off Award received by certain executive officers in 2000 is provided in the SAI.

401(k) Plan

      The Company maintains a 401(k) plan (the “401(k) Plan”). All employees who are at least 21 years of age have the opportunity to contribute pre-tax salary deferrals into the 401(k) Plan of up to $10,500, and to direct the investment of these contributions. The 401(k) Plan allows eligible participants to invest in shares of the Company’s common stock, among other investment options. In addition, beginning in 2000, the Company contributed to each eligible participant’s (i.e., employees with 1,000 hours of service) 401(k) account 5% of each participant’s cash compensation as defined by the 401(k) Plan. Employer contributions that exceed $8,500 (5% of $170,000 cash compensation) are directed to the participant’s Deferred Compensation Plan account. All contributions are fully vested at the time of contribution. On September 30, 2001, the 401(k) Plan held less than 1% of the outstanding shares of the Company.

Deferred Compensation Plan

      The Company maintains a deferred compensation plan. The deferred compensation plan is a funded plan that provides for the deferral of compensation by employees and consultants of the Company. Employees and consultants of the Company are eligible to participate in the plan at such time and for such period as designated by the board of directors. The deferred compensation plan is administered through a trust, and the Company funds this plan through cash contributions.

TAX STATUS

      The following discussion is a general summary of the material United States federal income tax considerations applicable to the Company and to an investment in the common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Code, Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change. You should consult your own tax advisor with respect to tax considerations that pertain to your purchase of the common stock.

      This summary is intended to apply to investments in common stock and assumes that investors hold the common stock as capital assets. This summary does not discuss all aspects of federal income taxation relevant to holders of the common stock in light of particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including dealers in securities, pension plans and trusts and financial institutions. This summary does not discuss any aspects of U.S. estate and gift tax or foreign, state or local tax. It does not discuss the special treatment under federal income tax laws that could result if the Company invested in tax-exempt securities or certain other investment assets.

      This summary does not discuss the consequences of investments in preferred stock or debt securities of the Company. The tax consequences of an offering of preferred stock or debt securities of the Company will be discussed in a prospectus supplement relating to or for such offering.

      Except as specifically indicated herein, this summary is intended to apply to U.S. Stockholders (as defined below) and does not purport to discuss all U.S. federal income tax consequences to persons who are not U.S. Stockholders (“Non-U.S. Stockholders”) from an investment in the common stock. (A “U.S. Stockholder” is a stockholder who is (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created in or organized under the laws of the United States or any political subdivision thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source, or (iv) a trust subject to the supervision of a court within the United States and the control of a United States person.) Non-U.S. Stockholders should consult their own tax advisors to discuss the consequences of an investment in the common stock.

Taxation as a RIC

      The Company intends to be treated for tax purposes as a “regulated investment company” or “RIC” under Subchapter M of the Code. If the Company (i) qualifies as a RIC and (ii) distributes to stockholders in a timely manner at least 90% of its “investment company taxable income,” as defined in the Code (i.e., net investment income, including accrued original issue discount, and net short-term capital gain) (the “90% Distribution Requirement”) each year, it will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) it distributes (or treats as “deemed distributed”) to stockholders. In addition, if the Company distributes in a timely manner the sum of (i) 98% of its ordinary income for each calendar year, (ii) 98% of its capital gain net income for the one-year period ending December 31 in that calendar year, and (iii) any income not distributed in prior years, the Company will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of RICs (the “Excise Tax Avoidance Requirements”). The Company generally will endeavor to distribute (or treat as deemed distributed) to stockholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings. The Company will be subject to federal income tax at the regular corporate rate for any amounts of investment company taxable income or net capital gain not distributed (or deemed distributed) to the stockholders.

      In order to qualify as a RIC for federal income tax purposes, the Company must, among other things: (a) continue to qualify as a BDC under the 1940 Act, (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities, or other income derived with respect to its business of investing in such stock or securities (the “90% Income Test”); and (c) diversify its holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of the Company’s assets consists of cash, cash items, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the Company’s assets or more than 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of the Company’s assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that are controlled (as determined under applicable Code rules) by the Company and are engaged in the same or similar or related trades or businesses (the “Diversification Tests”). The failure of one or more of the Company’s subsidiaries to continue to qualify as RICs could adversely affect the Company’s ability to satisfy the Diversification Tests.

      If the Company acquires or is deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, it must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by it in the same taxable year. Any amount accrued as original issue discount will be included in the Company’s investment company taxable income for the year of accrual and may have to be distributed to the stockholders in order to satisfy the 90% Distribution Requirement or the Excise Tax Avoidance Requirements even though the Company has not received any cash representing such income.

      Although it does not currently intend to do so, if the Company were to invest in certain options, futures, or forward contracts, it may be required to report income from such investments on a mark-to-market basis, which could result in the Company recognizing unrealized gains and losses for federal income tax purposes even though it may not realize such gains and losses when it ultimately disposes of such investments. The Company could also be required to treat such gains and losses as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of its holding period for the investments. In addition, if the Company were to engage in certain hedging transactions, including hedging transactions in options, future contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Company, defer losses to the Company, cause adjustments in the holding periods of the Company’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could affect the Company’s investment company taxable income or net capital gain for a taxable year and thus affect the amounts that the Company would be required to distribute to its stockholders pursuant to the 90% Distribution Requirement and the Excise Tax Avoidance Requirements for such year.

      Although it does not presently expect to do so, the Company is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, the Company is not permitted to make distributions to stockholders while the Company’s debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, the Company’s ability to dispose of assets to meet its distribution requirements may be limited by other requirements relating to its status as a RIC, including the Diversification Test. If the Company disposes of assets in order to meet the 90% Distribution Requirement or the Excise Tax Avoidance Requirements, the Company may make such dispositions at times that, from an investment standpoint, are not advantageous.

      If the Company fails to satisfy the 90% Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, it will be subject to tax in that year on all of its taxable income, regardless of whether it makes any distributions to its stockholders. In that case, all of the Company’s distributions to its stockholders will be characterized as ordinary income (to the extent of the Company’s current and accumulated earnings and profits). In contrast, as is explained below, if the Company qualifies as a RIC, a portion of its distributions or deemed distributions may be characterized as long-term capital gain in the hands of stockholders.

      The remainder of this Summary assumes that the Company qualifies as a RIC and satisfies the 90% Distribution Requirement.

Taxation of Stockholders

      Distributions of the Company generally are taxable to stockholders as ordinary income or capital gains. Distributions of the Company’s investment company taxable income will be taxable as ordinary income to stockholders to the extent of the Company’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of the Company’s net capital gains properly designated by the Company as “capital gain dividends” will be taxable to a stockholder as long-term capital gains regardless of the stockholder’s holding period for his or her common stock and regardless of whether paid in cash or reinvested in additional common stock (including any dividends reinvested through the company’s DRIP plan). Distributions in excess of the Company’s earnings and profits first will reduce a stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such stockholder.

      At the Company’s option, the Company may elect to retain some or all of its net capital gains for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Company will pay tax on the retained amount for the benefit of its stockholders, the stockholders will be required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the stockholders will report a credit for the tax paid thereon by the Company. The amount of the deemed distribution net of such tax will be added to the stockholder’s cost basis for his or her common stock. Since the Company expects to pay tax on any retained net capital gains at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the amount of tax that such stockholders would be required to pay on the retained net capital gains. Such excess generally will be available to offset other tax liabilities of the stockholders. A stockholder that is not subject to U.S. federal income tax should be able to file a return on the appropriate form or a claim for refund that allows such stockholder to recover the taxes paid on his or her behalf. In the event the Company chooses this option, it must provide written notice to the stockholders prior to the expiration of 60 days after the close of the relevant tax year.

      Any dividend declared by the Company in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the stockholders on December 31 of the year in which the dividend was declared.

      You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, you may be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

      You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or exchange of common stock generally will be a capital gain or loss. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year; otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received (or treated as deemed distributed) with respect to such stock and, for this purpose, the special rules of Section 852(b)(4)(C) of the Code generally apply in determining the holding period of such stock. In addition, all or a portion of any loss realized upon a taxable disposition of common stock may be disallowed if other shares of the Company’s common stock are purchased (under the Company’s DRIP or otherwise) within 30 days before or after the disposition.

      In general, non-corporate stockholders currently are subject to a maximum federal income tax rate on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the common stock of the company) that is lower than the maximum rate for other income. Corporate taxpayers currently are subject to federal income tax on net capital gains at a maximum rate equal to the maximum rate applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in Section 1212(b) of the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

      The Company will send to each of its stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a stockholder’s particular situation. The Company’s ordinary income dividends to corporate stockholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that the Company has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Company are not eligible for the dividends received deduction.

      A Non-U.S. Stockholder may be subject to withholding of U.S. federal tax at a 30% rate (or lower applicable treaty rate) on distributions (including certain redemptions of common stock) from the Company. Accordingly, investment in the Company is likely to be appropriate for a Non-U.S. Stockholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such withholding tax. Non-U.S. Stockholders should consult their own tax advisors with respect to the U.S. federal income and withholding tax, and state, local, and foreign tax, consequences of an investment in the common stock.

      The Company may be required to withhold U.S. federal income tax (“backup withholding”) from all taxable distributions payable to (i) any stockholder who fails to furnish the Company with its correct taxpayer identification number or a certificate that the stockholder is exempt from backup withholding, and (ii) any stockholder with respect to whom the IRS notifies the Company that the stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The Company may be required to report annually to the IRS and to each Non-U.S. Stockholder the amount of dividends paid to such stockholder and the amount, if any, of tax withheld pursuant to the backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the Non-U.S. Stockholder’s country of residence. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be refunded or credited against such stockholder’s United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

      You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in the Company, including the possible effect of any pending legislation or proposed regulation.

CERTAIN GOVERNMENT REGULATIONS

      We operate in a highly regulated environment. The following discussion generally summarizes certain regulations.

      Business Development Company (“BDC”). A business development company is defined and regulated by the Investment Company Act of 1940. It is a unique kind of investment company that primarily focuses on investing in or lending to small private companies and making managerial assistance available to them. A BDC may use capital provided by public shareholders and from other sources to invest in long-term, private investments in growing businesses. A BDC provides shareholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in privately owned growth companies.

      As a BDC, we may not acquire any asset other than “Qualifying Assets” unless, at the time we make the acquisition, our Qualifying Assets represent at least 70% of the value of our total assets (the “70% test”). The principal categories of Qualifying Assets relevant to our business are:

(1)	Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company. An eligible portfolio company is defined to include any issuer that (a) is organized and has its principal place of business in the United States, (b) is not an investment company other than an SBIC wholly owned by a BDC (our investment in Allied Investment and certain other subsidiaries generally are Qualifying Assets), and (c) does not have any class of publicly traded securities with respect to which a broker may extend margin credit;

(2)	Securities received in exchange for or distributed with respect to securities described in (1) above or pursuant to the exercise of options, warrants, or rights relating to such securities; and

(3)	Cash, cash items, government securities, or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

      To include certain securities described above as Qualifying Assets for the purpose of the 70% test, a BDC must make available to the issuer of those securities significant managerial assistance such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company, or making loans to a portfolio company. We will provide managerial assistance on a continuing basis to any portfolio company that requests it, whether or not difficulties are perceived.

      As a BDC, the Company is entitled to issue senior securities in the form of stock or senior securities representing indebtedness, including debt securities and preferred stock, as long as each class of senior security has an asset coverage of at least 200% immediately after each such issuance. This limitation is not applicable to borrowings by our SBIC subsidiary, and therefore any borrowings by these subsidiaries are not included in this asset coverage test. See “Risk Factors.”

      We have adopted a Code of Ethics that establishes procedures for personal investments and restricts certain transactions by the Company’s personnel. A copy of the Code of Ethics may be reviewed at or obtained from the Commission. See “Where You Can Find More Information.”

      We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act, of our shares. Since we made our BDC election, we have not made any substantial change in the nature of our business.

      Regulated Investment Company (“RIC”). Our status as a RIC enables us to avoid the cost of federal taxation and generally avoid the cost of state taxation, and as a result achieve pre-tax investment returns. We believe that this tax advantage enables us to achieve strong equity returns without having to aggressively leverage our balance sheet.

      In order to qualify as a RIC, the Company must, among other things:

(1)	Continue to qualify as a BDC.

(2)	Derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities or other income derived with respect to its business of investing in such stock or securities.

      (3) Diversify its holdings so that

(a)	at least 50% of the value of the Company’s assets consists of cash, cash items, U.S. government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the Company’s assets and 10% of the outstanding voting securities of the issuer, and

(b)	no more than 25% of the value of the Company’s assets are invested in securities (other than U.S. government securities) of any one issuer, or of two or more issuers that are controlled by the Company and which are engaged in same or similar or related trades or businesses.

(4)	Distribute at least 90% of its “investment company taxable income” each tax year to its shareholders. In addition, if the Company distributes in a timely manner (or treats as “deemed distributed”) 98% of its capital gain net income for each one year period ending on December 31 and distributes 98% of its ordinary income for each calendar year, it will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of RICs.

      SBA Regulations. Allied Investment, a wholly owned subsidiary of the Company, is licensed by the SBA as an SBIC under Section 301(c) of the Small Business Investment Act of 1958, as amended (the “1958 Act”), and has elected to be regulated as a BDC.

      SBICs are authorized to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the most recent two fiscal years. In addition, an SBIC must devote 20% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a net worth not exceeding $6 million and has average annual fully taxed net income not exceeding $2 million for the most recent two fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses, and provide them with consulting and advisory services. Allied Investment provides long-term loans to qualifying small businesses; equity investments and consulting and advisory services are typically provided only in connection with such loans.

      Allied Investment is periodically examined and audited by the SBA staff to determine its compliance with SBIC regulations.

      Allied Investment has the opportunity to sell to the SBA subordinated debentures with a maturity of up to ten years, up to an aggregate principal amount of $111.7 million. This limit generally applies to all financial assistance provided by the SBA to any licensee and its “associates,” as that term is defined in SBA regulations. Historically, an SBIC was also eligible to sell preferred stock to the SBA. Allied Investment had received $87.0 million of subordinated debentures and $7.0 million of preferred stock from the SBA at September 30, 2001; as a result of the $111.7 million limit, the Company is limited on its ability to apply for additional financing from the SBA. Interest rates on the SBA debentures currently outstanding have a weighted average interest cost of 8.0%.

DIVIDEND REINVESTMENT PLAN

      We have adopted an “opt out” dividend reinvestment plan (“DRIP plan”). Under the DRIP plan, if you own shares of common stock registered in your own name, our transfer agent, acting as reinvestment plan agent, will automatically reinvest any dividend in additional shares of common stock. Shareholders may change enrollment status in the DRIP plan at any time by contacting either the plan agent or the Company.

      A shareholder’s ability to participate in a DRIP plan may be limited according to how the shares of common stock are registered. A nominee may preclude beneficial owners holding shares in street name from participating in the DRIP plan. Shareholders who wish to participate in a DRIP plan may need to register their shares of common stock in their own name. Shareholders will be informed of their right to opt out of the DRIP plan in the Company’s annual and quarterly reports to shareholders. Shareholders who hold shares in the name of a nominee should contact the nominee for details.

      All distributions to investors who do not participate (or whose nominee elects not to participate) in the DRIP plan will be paid by check mailed directly, or through the nominee, to the record holder by or under the discretion of the plan agent. The plan agent is American Stock Transfer and Trust Company, 59 Maiden Lane, New York, New York 10038. Their telephone number is 800-937-5449.

      Under the DRIP plan, we may issue new shares unless the market price of the outstanding shares of common stock is less than 110% of the last reported net asset value. Alternatively, the plan agent may buy shares of common stock in the market. We value newly issued shares of common stock for the DRIP plan at the average of the reported last sale prices of the outstanding shares of common stock on the last five trading days prior to the payment date of the distribution, but not less than 95% of the opening bid price on such date. The price in the case of shares bought in the market will be the average actual cost of such shares of common stock, including any brokerage commissions. There are no other fees charged to shareholders in connection with the DRIP plan. Any distributions reinvested under the plan will nevertheless remain taxable to the shareholders.

DESCRIPTION OF SECURITIES

      The following summary of the Company’s capital stock and other securities does not purport to be complete and is subject to, and qualified in its entirety by, the Company’s Amended and Restated Articles of Incorporation, as amended (the “Charter”). Reference is made to the Charter for a detailed description of the provisions summarized below.

      On September 18, 2000, the Board of Directors voted unanimously to amend the Company’s Charter to increase its authorized capital stock (the “Capital Stock”) from 100,000,000 shares, $0.0001 par value, to 200,000,000 shares, and authorized management to hold a special meeting of shareholders on November 15, 2000 to seek shareholder approval for such amendment. The Charter amendment was approved by shareholders and the Charter amendment was filed with the state of Maryland on November 17, 2000.

      The Board of Directors may classify and reclassify any unissued shares of Capital Stock of the Company by setting or changing in one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms or conditions or redemption or other rights of such shares of Capital Stock.

Common Stock

      At December 19, 2001, there were 98,908,464 shares of common stock outstanding and 11,273,787 shares of common stock reserved for issuance under the Amended Stock Option Plan. The following are the outstanding classes of securities of the Company as of December 19, 2001:

(4)
			(3)	Amount
			Amount Held	Outstanding
		(2)	by Company	Exclusive of
	(1)	Amount	or for its	Amounts Shown
	Title of Class	Authorized	Account	Under(3)

Allied Capital Corporation	Common Stock	200,000,000	—	98,908,464

      All shares of common stock have equal rights as to earnings, assets, dividends and voting privileges and all outstanding shares of common stock are fully paid and non-assessable. Distributions may be paid to the holders of common stock if and when declared by the Board of Directors out of funds legally available therefore. Our common stock has no preemptive, conversion, or redemption rights and is freely transferable. In the event of liquidation, each share of common stock is entitled to share ratably in all assets of the Company that are legally available for distributions after payment of all debts and liabilities and subject to any prior rights of holders of Preferred Stock, if any, then outstanding. Each share of common stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of the shares, if they so choose, could elect all of the directors, and holders of less than a majority of the shares would, in that case, be unable to elect any director. All shares of common stock offered hereby will be, when issued and paid for, fully paid and non-assessable.

Preferred Stock

      In addition to shares of common stock, the articles of incorporation authorizes the issuance of preferred stock (“Preferred Stock”). The Board of Directors is authorized to provide for the issuance of Preferred Stock with such preferences, powers, rights and privileges as the Board deems appropriate; except that, such an issuance must adhere to the requirements for the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to common stock, the Preferred Stock, together with all other senior securities, must not exceed an amount equal to 50% of the Company’s total assets and (ii) the holders of shares of Preferred Stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the Preferred Stock are in arrears by two years or more. The Company believes the availability of such stock will provide the Company with increased flexibility in structuring future financings and acquisitions. If we offer Preferred Stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of the Preferred Stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

Debt Securities

      The Company may issue debt securities that may be senior or subordinated in priority of payment. The Company will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

Limitation on Liability of Directors

      The Company has adopted provisions in its charter and bylaws limiting the liability of directors and officers of the Company for monetary damages. The effect of these provisions in the charter and bylaws is to eliminate the rights of the Company and its shareholders (through shareholders’ derivative suits on behalf of the Company) to recover monetary damages against a director or officers for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent or grossly negligent behavior) except in certain limited situations. These provisions do not limit or eliminate the rights of the Company or any shareholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director’s or officer’s duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.

Certain Anti-Takeover Provisions

      The charter and bylaws of the Company and certain statutory and regulatory requirements contain certain provisions that could make more difficult the acquisition of the Company by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Company to negotiate first with the board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to the charter and the bylaws.

Classified Board of Directors

      The charter provides for the Board of Directors to be divided into three classes of directors serving staggered three-year terms, with each class to consist as nearly as possible of one-third of the directors then elected to the board. A classified board may render more difficult a change in control of the Company or removal of incumbent management. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure continuity and stability of the Company’s management and policies.

Issuance of Preferred Stock

      The Board of Directors of the Company, without shareholder approval, has the authority to reclassify authorized but unissued common stock as preferred stock and to issue preferred stock. Such stock could be issued with voting, conversion or other rights designed to have an anti-takeover effect.

Maryland Corporate Law

      The Company is subject to the Maryland Business Combination Statute and the Control Share Acquisition Statute, as defined below. The partial summary of the foregoing statutes contained in this prospectus is not intended to be complete and reference is made to the full text of such states for their entire terms.

      Business Combination Statute. Certain provisions of the Maryland Law establish special requirements with respect to “business combinations” between Maryland corporations and “interested shareholders” unless exemptions are applicable (the “Business Combination Statute”). Among other things, the Business Combination Statute prohibits for a period of five years a merger or other specified transactions between a company and an interested shareholder and requires a super majority vote for such transactions after the end of such five-year period.

      “Interested shareholders” are all persons owning beneficially, directly or indirectly, 10% or more of the outstanding voting stock of a Maryland corporation. “Business combinations” include certain mergers or similar transactions subject to a statutory vote and additional transactions involving transfer of assets or securities in specified amounts to interested shareholders or their affiliates.

      Unless an exemption is available, a “business combination” may not be consummated between a Maryland corporation and an interested shareholder or its affiliates for a period of five years after the date on which the shareholder first became an interested shareholder and thereafter may not be consummated unless recommended by the board of directors of the Maryland corporation and approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by all holders of outstanding shares of voting stock other than the interested shareholder or its affiliates or associates, unless, among other things, the corporation’s shareholders receive a minimum price (as defined in the Business Combination Statute) for their shares and the consideration is received in cash or in the same form as previously paid by the interested shareholder for its shares.

      A business combination with an interested shareholder which is approved by the board of directors of a Maryland corporation at any time before an interested shareholder first becomes an interested shareholder is not subject to the five-year moratorium or special voting requirements. An amendment to a Maryland corporation charter electing not to be subject to the foregoing requirements must be approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by holders of outstanding shares of voting stock who are not interested shareholders. Any such amendment is not effective until 18 months after the vote of shareholders and does not apply to any business combination of a corporation with a shareholder who became an interested shareholder on or prior to the date of such vote.

      Control Share Acquisition Statute. The Maryland Law imposes limitations on the voting rights of shares acquired in a “control share acquisition.” The control share statute defines a “control share acquisition” to mean the acquisition, directly or indirectly, of “control shares” subject to certain exceptions. “Control shares” of a Maryland corporation are defined to be voting shares of stock which, if aggregated with all other shares of stock previously acquired by the acquiror, would entitle the acquiror to exercise voting power in electing directors with one of the following ranges of voting power:

(1)	one-tenth or more but not less than one-third;

(2)	one-third or more but less than a majority; or

(3)	a majority of all voting power.

      Control shares do not include shares which the acquiring person is entitled to vote as a result of having previously obtained shareholder approval. Control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast by shareholders in the election of directors, excluding shares of stock as to which the acquiring person, officers of the corporation and directors of the corporation who are employees of the corporation are entitled to exercise or direct the exercise of the voting power of the shares in the election of the directors.

      The control share statute also requires Maryland corporations to hold a special meeting at the request of an actual or proposed control share acquiror generally within 50 days after a request is made with the submission of an “acquiring person statement,” but only if the acquiring person:

(1)	gives a written undertaking and, if required by the directors of the issuing corporation, posts a bond for the cost of the meeting; and

(2)	submits definitive financing agreements for the acquisition of the control shares to the extent that financing is not provided by the acquiring person.

      In addition, unless the issuing corporation’s charter or bylaws provide otherwise, the control share statute provides that the issuing corporation, within certain time limitations, shall have the right to redeem control shares (except those for which voting rights have previously been approved) for “fair value” as determined pursuant to the control share statue in the event:

(1)	there is a shareholder vote and the grant of voting rights is not approved; or

(2)	an “acquiring person statement” is not delivered to the target within 10 days following a control share acquisition.

      Moreover, unless the issuing corporation’s charter or bylaws provide otherwise, the control share statute provides that if, before a control share acquisition occurs, voting rights are accorded to control shares which result in the acquiring person having majority voting power, then all shareholders other than the acquiring person have appraisal rights as provided under the Maryland Law. An acquisition of shares may be exempted from the control share statute provided that a charter or bylaw provision is adopted for such purpose prior to the control share acquisition by any person with respect to the Company. The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange to which the corporation is a party.

Regulatory Restrictions

      Allied Investment, a wholly owned subsidiary, is an SBIC. The SBA prohibits, without prior SBA approval, a “change of control” or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of an SBIC. A “change of control” is any event which would result in a transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

PLAN OF DISTRIBUTION

      We may offer, from time to time, up to $300,000,000 of our Securities. We may sell the Securities through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the Securities will be named in the applicable prospectus supplement.

      The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of common stock, the offering price per share, less any underwriting commissions or discounts, must equal or exceed the net asset value (“NAV”) per share of our common stock at the time of the offering.

      In connection with the sale of the Securities, underwriters or agents may receive compensation from the Company or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from the Company and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from the Company will be described in the applicable prospectus supplement.

      Any common stock sold pursuant to a prospectus supplement will be quoted on the New York Stock Exchange, or another exchange on which the common stock is traded.

      Under agreements into which the Company may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by the Company against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, the Company in the ordinary course of business.

      If so indicated in the applicable prospectus supplement, the Company will authorize underwriters or other persons acting as the Company’s agents to solicit offers by certain institutions to purchase the Securities from the Company pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by the Company. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

      In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

LEGAL MATTERS

      The legality of the Securities offered hereby will be passed upon for the Company by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT

AND REGISTRAR

      The Company’s and its subsidiaries’ investments are held in safekeeping by Riggs Bank, N.A. at 808 17th Street, N.W., Washington, D.C. 20006, as well as by LaSalle National Bank, located at 25 Northwest Point Boulevard, Suite 800, Elk Grove Village, Illinois 60007. American Stock Transfer and Trust Company, 59 Maiden Lane, New York, New York 10038 acts as the Company’s transfer, dividend paying and reinvestment plan agent and registrar.

INDEPENDENT PUBLIC ACCOUNTANTS

      The audited financial statements and schedules included in this prospectus and elsewhere in the registration statement to the extent and for the periods indicated in their reports have been audited by Arthur Andersen LLP, independent public accountants, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

TABLE OF CONTENTS OF

STATEMENT OF ADDITIONAL INFORMATION

General Information and History	B-2

Investment Objective and Policies	B-2

Management	B-2

Compensation of Executive Officers and Directors	B-2

Compensation of Directors	B-3

Stock Option Awards	B-3

Formula Award and Cut-off Award	B-5

Committees of the Board of Directors	B-5

Control Persons and Principal Holders of Securities	B-6

Investment Advisory Services	B-7

Safekeeping, Transfer and Dividend Paying Agent and Registrar	B-7

Brokerage Allocation and Other Practices	B-7

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

INDEX TO FINANCIAL STATEMENTS

Page

Consolidated Balance Sheet — September 30, 2001 (unaudited) and December 31, 2000 and 1999	F-1

Consolidated Statement of Operations — For the Nine Months Ended September 30, 2001 and 2000 (unaudited) and for the Years Ended December 31, 2000, 1999 and 1998	F-2

Consolidated Statement of Changes in Net Assets — For the Nine Months Ended September 30, 2001 and 2000 (unaudited) and for the Years Ended December 31, 2000, 1999 and 1998	F-3

Consolidated Statement of Cash Flows — For the Nine Months Ended September 30, 2001 and 2000 (unaudited) and for the Years Ended December 31, 2000, 1999 and 1998	F-4

Consolidated Statement of Investments — September 30, 2001 (unaudited) and December 31, 2000	F-5

Notes to Consolidated Financial Statements	F-20

Report of Independent Public Accountants	F-43

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

		December 31,
	September 30,
	2001	2000	1999

(in thousands, except number of share amounts)	(unaudited)

ASSETS

Portfolio at value:
Private finance (cost: 2001-$1,495,587; 2000-$1,262,529; 1999-$639,171)	$1,539,253	$1,282,467	$647,040

Commercial real estate finance (cost: 2001-$633,139; 2000-$503,366; 1999-$522,022)	635,120	505,534	520,029

Small business finance (cost: 2001-$0; 2000-$0; 1999-$61,708)	—	—	61,428

Total portfolio at value	2,174,373	1,788,001	1,228,497

Cash and cash equivalents	3,140	2,449	18,155

Other assets	89,320	63,367	43,386

Total assets	$2,266,833	$1,853,817	$1,290,038

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:

Notes payable and debentures	$717,484	$704,648	$487,350

Revolving credit facilities	207,000	82,000	105,500

Accounts payable and other liabilities	35,112	30,477	22,675

Total liabilities	959,596	817,125	615,525

Commitments and Contingencies

Preferred stock	7,000	7,000	7,000

Shareholders’ equity:

Common stock, $0.0001 par value, 200,000,000 shares authorized; 96,920,973, 85,291,696 and 65,930,360 shares issued and outstanding at September 30, 2001, December 31, 2000 and 1999, respectively	10	9	7

Additional paid-in capital	1,293,396	1,043,653	699,148

Common stock held in deferred compensation trust (0 shares, 234,977 shares and 516,779 shares at September 30, 2001, December 31, 2000 and 1999, respectively)	—	—	(6,218)

Notes receivable from sale of common stock	(26,250)	(25,083)	(29,461)

Net unrealized appreciation on portfolio	42,842	19,378	4,517

Distributions in excess of earnings	(9,761)	(8,265)	(480)

Total shareholders’ equity	1,300,237	1,029,692	667,513

Total liabilities and shareholders’ equity	$2,266,833	$1,853,817	$1,290,038

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

	For the Nine Months		For the Years Ended
	Ended September 30,		December 31,

	2001	2000	2000	1999	1998
(in thousands, except per share amounts)

	(unaudited)

Interest and related portfolio income:

Interest and dividends	$173,722	$129,768	$182,307	$121,112	$80,281

Premiums from loan dispositions	2,070	10,752	16,138	14,284	5,949

Post-Merger gain on securitization of commercial mortgage loans	—	—	—	—	14,812

Fees and other income	30,652	9,334	13,144	5,744	5,696

Total interest and related portfolio income	206,444	149,854	211,589	141,140	106,738

Expenses:

Interest	47,974	41,645	57,412	34,860	20,694

Employee	22,269	19,506	26,025	22,889	18,878

Administrative	10,166	10,711	15,435	12,350	11,921

Total operating expenses	80,409	71,862	98,872	70,099	51,493

Net operating income before net realized and unrealized gains	126,035	77,992	112,717	71,041	55,245

Net realized and unrealized gains:

Net realized gains	8,339	23,095	15,523	25,391	22,541

Net unrealized gains (losses)	23,463	(267)	14,861	2,138	1,079

Total net realized and unrealized gains	31,802	22,828	30,384	27,529	23,620

Net income before income taxes	157,837	100,820	143,101	98,570	78,865

Income tax expense	—	—	—	—	787

Net increase in net assets resulting from operations	$157,837	$100,820	$143,101	$98,570	$78,078

Basic earnings per common share	$1.77	$1.43	$1.95	$1.64	$1.50

Diluted earnings per common share	$1.74	$1.42	$1.94	$1.64	$1.50

Weighted average common shares outstanding — basic	89,282	70,604	73,165	59,877	51,941

Weighted average common shares outstanding — diluted	90,864	70,777	73,472	60,044	51,974

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Nine Months
	Ended September 30,		For the Years Ended December 31,

	2001	2000	2000	1999	1998
(in thousands, except per share amounts)

	(unaudited)

Operations:

Net operating income before net realized and unrealized gains	$126,035	$77,992	$112,717	$71,041	$55,245

Net realized gains	8,339	23,095	15,523	25,391	22,541

Net unrealized gains (losses)	23,463	(267)	14,861	2,138	1,079

Income tax expense	—	—	—	—	(787)

Net increase in net assets resulting from operations	157,837	100,820	143,101	98,570	78,078

Shareholder distributions:

Common stock dividends	(135,702)	(98,617)	(135,795)	(97,941)	(75,087)

Preferred stock dividends	(165)	(165)	(230)	(230)	(230)

Net decrease in net assets resulting from shareholder distributions	(135,867)	(98,782)	(136,025)	(98,171)	(75,317)

Capital share transactions:

Sale of common stock	237,037	250,912	250,912	164,269	69,675

Issuance of common stock for portfolio investments	—	—	86,076	—	—

Issuance of common stock upon the exercise of stock options	7,826	1,467	3,309	5,920	221

Issuance of common stock in lieu of cash distributions	4,879	3,613	4,773	4,610	6,184

Net decrease (increase) in notes receivable from sale of common stock	(1,167)	3,535	4,378	(5,725)	5,576

Net decrease (increase) in common stock held in deferred compensation trust	—	4,814	6,218	6,972	(13,190)

Other	—	(563)	(563)	(290)	71

Net increase in net assets resulting from capital share transactions	248,575	263,778	355,103	175,756	68,537

Total increase in net assets	$270,545	$265,816	$362,179	$176,155	$71,298

Net assets at beginning of period	$1,029,692	$667,513	$667,513	$491,358	$420,060

Net assets at end of period	$1,300,237	$933,329	$1,029,692	$667,513	$491,358

Net asset value per common share	$13.42	$11.56	$12.11	$10.20	$8.79

Common shares outstanding at end of period	96,921	80,754	85,057	65,414	55,919

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Nine Months
	Ended September 30,		For the Years Ended December 31,

	2001	2000	2000	1999	1998
(in thousands)

	(unaudited)

Cash flows from operating activities:

Net increase in net assets resulting from operations	$157,837	$100,820	$143,101	$98,570	$78,078
Adjustments

Net unrealized (gains) losses	(23,463)	267	(14,861)	(2,138)	(1,079)

Post-Merger gain on securitization of commercial mortgages	—	—	—	—	(14,812)

Depreciation and amortization	724	659	925	788	702

Amortization of loan discounts and fees	(11,793)	(9,767)	(10,101)	(10,674)	(6,032)

Changes in other assets and liabilities	(8,191)	(8,712)	2,036	(8,712)	11,998

Net cash provided by operating activities	115,114	83,267	121,100	77,834	68,855

Cash flows from investing activities:

Portfolio investments	(544,024)	(675,379)	(889,251)	(751,871)	(524,530)

Repayments of investment principal	52,016	117,940	154,112	145,706	138,081

Proceeds from loan sales	129,980	151,834	280,244	198,368	81,013

Proceeds from securitization of commercial mortgages	—	—	—	—	223,401

Net redemption of U.S. government securities	—	—	—	—	11,091

Other investing activities	(125)	3,657	1,417	(1,754)	(2,539)

Net cash used in investing activities	(362,153)	(401,948)	(453,478)	(409,551)	(73,483)

Cash flows from financing activities:

Sale of common stock	237,037	250,912	250,912	164,269	69,896

Purchase of common stock by deferred compensation trust	—	—	—	—	(19,431)

Collections of notes receivable from sale of common stock	3,293	4,617	6,363	195	5,591

Common dividends and distributions paid	(130,823)	(95,004)	(131,022)	(95,031)	(69,536)

Special undistributed earnings distribution paid	—	—	—	—	(8,848)

Preferred stock dividends paid	(165)	(165)	(230)	(230)	(450)

Net borrowings under (payments on) notes payable and debentures	12,836	89,800	217,298	254,000	(69,471)

Net borrowings under (payments on) revolving lines of credit	125,000	79,500	(23,500)	4,500	56,158

Other financing activities	552	(2,940)	(3,149)	(2,906)	(4,643)

Net cash provided by (used in) financing activities	247,730	326,720	316,672	324,797	(40,734)

Net increase (decrease) in cash and cash equivalents	$691	$8,039	$(15,706)	$(6,920)	$(45,362)

Cash and cash equivalents at beginning of period	$2,449	$18,155	$18,155	$25,075	$70,437

Cash and cash equivalents at end of period	$3,140	$26,194	$2,449	$18,155	$25,075

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS

		September 30, 2001
Private Finance		(unaudited)
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Ability One Corporation	Loans	$10,481	$10,481

ACE Products, Inc.	Loans	16,000	16,000

Acme Paging, L.P.	Debt Securities	6,989	6,989
	Limited Partnership Interest	1,456	—

Allied Office Products, Inc.	Debt Securities	9,413	8,042
	Warrants	629	—

American Barbecue & Grill, Inc.	Warrants	125	—

American HomeCare Supply,	Debt Securities	6,892	6,892
LLC	Warrants	579	579

Aspen Pet Products, Inc.	Loans	14,354	14,354
	Preferred Stock (1,860 shares)	1,944	1,944
	Common Stock (1,400 shares)	140	140

ASW Holding Corporation	Warrants	25	25

Aurora Communications, LLC	Loans	15,543	15,543
	Equity Interest	2,461	3,108

Autania AG(1)	Debt Securities	4,340	4,340
	Common Stock (250,000 shares)	2,159	2,159

Avborne, Inc.	Debt Securities	12,787	12,787
	Warrants	1,180	1,180

Bakery Chef, Inc.	Loans	16,733	16,733

Blue Rhino Corporation(1)	Debt Securities	13,796	13,796
	Warrants	1,200	1,200

Border Foods, Inc.	Debt Securities	9,301	9,301
	Preferred Stock (50,919 shares)	2,000	2,000
	Warrants	665	665

Business Loan Express, Inc.	Loan	20,000	20,000
	Debt Securities	60,388	60,388
	Preferred Stock (25,111 shares)	25,111	25,111
	Common Stock (25,503,043 shares)	104,515	120,015
	Guaranty ($50,300 — See Note 3)	—	—

Camden Partners Strategic Fund II, L.P.	Limited Partnership Interest	1,068	1,068

CampGroup, LLC	Debt Securities	2,641	2,641
	Warrants	220	220

Candlewood Hotel Company(1)	Preferred Stock (3,250 shares)	3,189	3,189

Celebrities, Inc.	Loan	248	248
	Warrants	12	662

Classic Vacation Group, Inc.(1)	Loan	6,211	6,211

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
The accompanying notes are an integral part of these consolidated financial statements.

		September 30, 2001
Private Finance		(unaudited)
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Colibri Holding Corporation	Loans	$3,458	$3,458
	Common Stock (3,362 shares)	1,250	1,250
	Warrants	290	290

The Color Factory Inc.	Loan	4,833	4,833
	Preferred Stock (600 shares)	600	600
	Common Stock (980 shares)	6,535	6,535

Component Hardware Group, Inc.	Debt Securities	10,655	10,655
	Preferred Stock (18,000 shares)	1,800	1,800
	Common Stock (2,000 shares)	200	200

Convenience Corporation of	Debt Securities	8,355	2,738
America	Preferred Stock (31,521 shares)	334	—
	Warrants	—	—

Cooper Natural Resources, Inc.	Debt Securities	1,686	1,686
	Preferred Stock (6,316 shares)	1,427	1,427
	Warrants	832	832

CorrFlex Graphics, LLC	Loan	6,970	6,970
	Debt Securities	5,217	5,217
	Warrants	—	1,250
	Options	—	—

Coverall North America, Inc.	Loan	10,312	10,312
	Debt Securities	5,248	5,248
	Warrants	—	—

CPM Acquisition Corp.	Loan	9,454	9,454

Csabai Canning Factory Rt.	Hungarian Quotas (9.2%)	700	—

CTT Holdings	Loan	1,345	1,345

CyberRep	Loan	1,076	1,076
	Debt Securities	14,093	14,093
	Warrants	660	3,310

The Debt Exchange Inc.	Preferred Stock (921,829 shares)	1,250	1,250

Directory Investment Corporation	Common Stock (470 shares)	112	32

Directory Lending Corporation	Common Stock (50 shares)	30	—

Drilltec Patents & Technologies	Loan	10,918	9,262
Company, Inc.	Debt Securities	1,500	1,500
	Warrants	—	—

eCentury Capital Partners, L.P.	Limited Partnership Interest	1,875	1,875

EDM Consulting, LLC	Debt Securities	1,875	443
	Common Stock (100 shares)	250	—

El Dorado Communications, Inc.	Loans	306	306

Elexis Beta GmbH	Options	426	526

Eparfin S.A.	Loan	29	29

Esquire Communications Ltd.(1)	Warrants	6	—

E-Talk Corporation	Debt Securities	8,852	6,509
	Warrants	1,157	—

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
The accompanying notes are an integral part of these consolidated financial statements.

		September 30, 2001
Private Finance		(unaudited)
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Executive Greetings, Inc.	Debt Securities	$15,923	$15,923
	Warrants	360	360

ExTerra Credit Recovery, Inc.	Preferred Stock (500 shares)	568	318
	Common Stock (2,500 shares)	—	—
	Warrants	—	—

Fairchild Industrial Products	Debt Securities	5,856	5,856
Company	Warrants	280	2,628

Galaxy American	Debt Securities	44,967	45,717
Communications, Inc.	Options	—	—

Garden Ridge Corporation	Debt Securities	26,890	26,890
	Preferred Stock (1,130 shares)	1,130	1,130
	Common Stock (471 shares)	613	613

Genesis Worldwide, Inc.(1)	Loan	1,067	—

Gibson Guitar Corporation	Debt Securities	16,987	16,987
	Warrants	525	2,325

Ginsey Industries, Inc.	Loans	5,000	5,000
	Debentures	500	500
	Warrants	—	504

Global Communications, LLC	Debt Securities	13,625	13,625
	Equity Interest	11,067	11,067
	Options	1,639	1,639

Grant Broadcasting Systems II	Warrants	87	5,976

Grant Television, Inc.	Equity Interest	660	660

Grotech Partners, VI, L.P.	Limited Partnership Interest	1,179	735

The Hartz Mountain Corporation	Debt Securities	27,363	27,363
	Common Stock (200,000 shares)	2,000	2,000
	Warrants	2,613	2,613

HealthASPex, Inc.	Preferred Stock (1,036,700 shares)	4,140	4,140
	Preferred Stock (414,680 shares)	760	760
	Common Stock (1,451,380 shares)	4	4

HMT, Inc.	Debt Securities	9,961	9,961
	Common Stock (300,000 shares)	3,000	3,000
	Warrants	—	—

Hotelevision, Inc.	Preferred Stock (315,100 shares)	315	315

Icon International, Inc.	Common Stock (37,821 shares)	1,219	1,518

Impact Innovations Group	Debt Securities	6,537	6,537
	Warrants	1,674	1,674

Intellirisk Management Corporation	Loans	22,090	22,090

International Fiber Corporation	Debt Securities	22,115	22,115
	Common Stock (1,029,068 shares)	5,483	5,483
	Warrants	550	550

iSolve Incorporated	Preferred Stock (14,853 shares)	874	—
	Common Stock (13,306 shares)	14	—

Jakel, Inc.	Loan	19,928	19,928

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
The accompanying notes are an integral part of these consolidated financial statements.

		September 30, 2001
Private Finance		(unaudited)
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

JRI Industries, Inc.	Debt Securities	$1,967	$1,967
	Warrants	74	74

Julius Koch USA, Inc.	Debt Securities	1,375	1,375
	Warrants	259	6,500

Kirker Enterprises, Inc.	Warrants	348	3,494
	Equity Interest	4	11

Kirkland’s, Inc.	Debt Securities	7,111	7,111
	Preferred Stock (917 shares)	412	412
	Warrants	96	96

Kyrus Corporation	Debt Securities	7,791	7,791
	Warrants	348	348

Liberty-Pittsburgh Systems, Inc.	Debt Securities	3,485	3,485
	Common Stock (64,535 shares)	142	142

The Loewen Group, Inc.(1)	High-Yield Senior Secured Debt	15,150	13,650

Logic Bay Corporation	Preferred Stock (1,131,222 shares)	5,000	5,000

Love Funding Corporation	Preferred Stock (26,000 shares)	359	213

Magna Card, Inc.	Debt Securities	153	153
	Preferred Stock (1,875 shares)	94	94
	Common Stock (4,687 shares)	—	—

Master Plan, Inc.	Loan	1,204	1,204
	Common Stock (156 shares)	42	2,042

MedAssets.com, Inc.	Preferred Stock (260,417 shares)	2,049	2,049
	Warrants	136	136

Mid-Atlantic Venture Fund IV, L.P.	Limited Partnership Interest	2,475	1,989

Midview Associates, L.P.	Warrants	—	—

Monitoring Solutions, Inc.	Debt Securities	1,823	153
	Common Stock (33,333 shares)	—	—
	Warrants	—	—

MortgageRamp.com, Inc.	Common Stock (800,000 shares)	4,000	4,000

Morton Grove	Loan	15,946	15,946
Pharmaceuticals, Inc.	Preferred Stock (106,947 shares)	5,000	9,000

Most Confiserie GmbH & Co KG	Loan	965	965

MVL Group, Inc.	Debt Securities	16,213	16,213
	Warrants	643	643

NETtel Communications, Inc.	Debt Securities	13,483	6,483

Nobel Learning Communities,	Debt Securities	9,637	9,637
Inc.(1)	Preferred Stock (265,957 shares)	2,000	2,000
	Warrants	575	575

North American	Loans	3,612	2,848
Archery, LLC	Debentures	26	0

Northeast Broadcasting Group, L.P.	Debt Securities	321	321

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
The accompanying notes are an integral part of these consolidated financial statements.

		September 30, 2001
Private Finance		(unaudited)
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Novak Biddle Venture Partners III, LP	Limited Partnership Interest	$330	$330

Nursefinders, Inc.	Debt Securities	11,075	11,075
	Warrants	900	900

Onyx Television GmbH	Preferred Units (600,000 shares)	201	201

Opinion Research Corporation(1)	Debt Securities	14,146	14,146
	Warrants	996	996

Oriental Trading Company, Inc.	Loan	128	128
	Debt Securities	12,650	12,650
	Preferred Equity Interest	1,500	1,822
	Common Equity Interest	—	—
	Warrants	13	266

Outsource Partners, Inc.	Debt Securities	23,890	23,890
	Warrants	826	826

Packaging Advantage Corporation	Debt Securities	11,563	11,563
	Common Stock (200,000 shares)	2,000	2,000
	Warrants	963	963

Physicians Specialty Corporation	Debt Securities	39,580	39,580
	Common Stock (79,567,042 shares)	1,000	100

Pico Products, Inc.(1)	Loan	1,300	1,300
	Debt Securities	4,591	1,591
	Common Stock (208,000 shares)	59	—
	Warrants	—	—

Polaris Pool Systems, Inc.	Debt Securities	6,556	6,556
	Warrants	1,050	1,050

Powell Plant Farms, Inc.	Loan	16,809	16,809

Proeducation GmbH	Loan	136	136

Professional Paint, Inc.	Debt Securities	21,409	21,409
	Preferred Stock (15,000 shares)	15,000	15,000
	Common Stock (110,000 shares)	69	69

Progressive International	Debt Securities	3,956	3,956
Corporation	Preferred Stock (500 shares)	500	500
	Common Stock (197 shares)	13	13
	Warrants	—	—

Prosperco Finaz Holding AG	Debt Securities	5,262	5,262
	Common Stock (1,528 shares)	1,059	1,059
	Warrants	—	—

Raytheon Aerospace, LLC	Debt Securities	5,013	5,013
	Common LLC Interest	—	—

Redox Brands, Inc.	Debt Securities	9,368	9,368
	Warrants	584	584

Schwinn Holdings Corporation	Debt Securities	10,206	1,835
	Warrants	395	—

Seasonal Expressions, Inc.	Preferred Stock (1,000 shares)	500	—

Simula, Inc.	Loan	24,875	24,875

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
The accompanying notes are an integral part of these consolidated financial statements.

		September 30, 2001
Private Finance		(unaudited)
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Soff-Cut Holdings, Inc.	Debt Securities	$8,623	$8,623
	Preferred Stock (300 shares)	300	300
	Common Stock (2,000 shares)	200	200
	Warrants	446	446

Southern Communications, LLC	Equity Interest	9,778	9,778

Southwest PCS, LLC	Loan	8,088	8,088

Spa Lending Corporation	Preferred Stock (28,625 shares)	470	368
	Common Stock (6,208 shares)	25	15

Staffing Partners Holding	Debt Securities	4,991	4,991
Company, Inc.	Preferred Stock (414,600 shares)	2,073	2,073
	Common Stock (50,200 shares)	50	50
	Warrants	10	10

Startec Global Communications	Debt Securities	20,742	20,742
Corporation(1)	Loan	15,156	15,156
	Common Stock (258,064 shares)	3,000	—
	Warrants	—	—

STS Operating, Inc.	Common Stock (3,000,000 shares)	3,177	3,177

SunSource Inc.	Debt Securities	39,819	39,819
	Common Stock (6,890,937 shares)	58,647	58,647

SunStates Refrigerated Services,	Loans	6,062	4,573
Inc.	Debt Securities	2,445	877

Sure-Tel, Inc.	Loan	207	207
	Preferred Stock (1,116,902 shares)	4,624	4,624
	Warrants	662	662
	Options	—	—

Sydran Food Services II, L.P.	Debt Securities	12,973	12,973

Total Foam, Inc.	Debt Securities	264	127
	Common Stock (910 shares)	10	—

Tubbs Snowshoe Company, LLC	Debt Securities	3,910	3,910
	Warrants	54	54
	Equity Interests	500	500

United Pet Group, Inc.	Debt Securities	4,964	4,964
	Warrants	15	15

Updata Venture Partners, II, L.P.	Limited Partnership Interest	1,900	1,900

Velocita, Inc.	Debt Securities	11,638	11,638
	Warrants	3,540	3,540

Venturehouse Group, LLC	Common Equity Interest	667	459

Walker Investment Fund II, LLLP	Limited Partnership Interest	1,000	638

Warn Industries, Inc.	Debt Securities	18,663	18,663
	Warrants	1,429	3,129

Williams Brothers Lumber Company	Warrants	24	322

Wilmar Industries, Inc.	Debt Securities	32,596	32,596
	Warrants	3,169	3,169

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
The accompanying notes are an integral part of these consolidated financial statements.

		September 30, 2001
Private Finance		(unaudited)
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Wilshire Restaurant Group, Inc.	Debt Securities	$15,464	$15,464
	Warrants	—	—

Wilton Industries, Inc.	Loan	12,000	12,000

Woodstream Corporation	Debt Securities	7,620	7,620
	Equity Interests	1,700	2,372
	Warrants	450	628

Wyo-Tech Acquisition Corporation	Debt Securities	12,579	12,579
	Preferred Stock (100 shares)	3,700	3,700
	Common Stock (99 shares)	100	44,100

Total private finance (132 investments)		$1,495,587	$1,539,253

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
The accompanying notes are an integral part of these consolidated financial statements.

			September 30, 2001
			(unaudited)
	Interest	Number of
(in thousands, except number of loans)	Rate Ranges	Loans	Cost	Value

Commercial Real Estate Finance

Commercial Mortgage Loans	Up to 6.99%	4	$942	$2,642
	7.00%– 8.99%	21	40,057	42,158
	9.00%–10.99%	21	17,334	17,240
	11.00%–12.99%	12	11,641	11,641
	13.00%–14.99%	8	12,727	12,453
	15.00% and above	2	88	64

Total commercial mortgage loans		68	$82,789	$86,198

	Stated
	Interest	Face

Purchased CMBS
Mortgage Capital Funding, Series 1998-MC3	5.5%	$54,491	$26,640	$26,640
Morgan Stanley Capital I, Series 1999-RM1	6.4%	51,046	21,468	21,468
COMM 1999-1	5.6%	74,879	35,402	35,402
Morgan Stanley Capital I, Series 1999-FNV1	6.1%	45,527	22,231	22,231
DLJ Commercial Mortgage Trust 1999-CG2	6.1%	96,432	44,732	44,732
Commercial Mortgage Acceptance Corp., Series 1999-C1	6.8%	34,856	16,344	16,344
LB Commercial Mortgage Trust, Series 1999-C2	6.7%	29,005	11,236	11,236
Chase Commercial Mortgage Securities Corp., Series 1999-2	6.5%	43,046	20,742	20,742
FUNB CMT, Series 1999-C4	6.5%	49,287	22,502	22,502
Heller Financial, HFCMC Series 2000 PH-1	6.6%	45,456	18,769	18,769
SBMS VII, Inc., Series 2000-NL1	7.2%	24,230	13,293	13,293
DLJ Commercial Mortgage Trust, Series 2000-CF1	7.0%	40,502	19,427	19,427
Deutsche Bank Alex. Brown, Series Comm 2000-C1	6.9%	41,084	19,383	19,383
LB-UBS Commercial Mortgage Trust, Series 2000-C4	6.9%	31,471	11,497	11,497
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-CK1	5.9%	58,786	28,936	28,936
Crest 2001-1, Ltd. (collateralized debt obligation)	0.0%	24,475	24,625	24,625
JP Morgan-CIBC-Deutsche 2001	5.8%	60,889	29,479	29,479
Lehman Brothers-UBS Warburg 2001-C4	6.4%	65,130	32,213	32,213
SBMS VII, Inc., Series 2001-C1	6.1%	54,780	25,203	25,203
GE Capital Commercial Mortgage Securities Corp., Series 2001-2	6.1%	57,039	27,991	27,991

Total purchased CMBS		$982,411	$472,113	$472,113

Residual CMBS			$72,850	$72,850
Residual Interest Spread			1,825	1,525
Real Estate Owned			3,562	2,434

Total commercial real estate finance			$633,139	$635,120

Total portfolio			$2,128,726	$2,174,373

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Private Finance		December 31, 2000
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Ability One Corporation	Loans	$9,974	$9,974

ACE Products, Inc.	Loans	14,276	14,276

Acme Paging, L.P.	Debt Securities	6,984	6,984
	Limited Partnership Interest	1,456	—

Allied Office Products, Inc.	Debt Securities	9,360	9,360
	Warrants	629	629

American Barbecue & Grill, Inc.	Warrants	125	—

American Home Care Supply,	Debt Securities	6,853	6,853
LLC	Warrants	579	579

Aspen Pet Products, Inc.	Loans	13,862	13,862
	Preferred Stock (1,860 shares)	1,860	1,860
	Common Stock (1,400 shares)	140	140

ASW Holding Corporation	Warrants	25	25

Aurora Communications, LLC	Loans	14,410	14,410
	Equity Interest	1,500	3,347

Avborne, Inc.	Debt Securities	12,255	12,255
	Warrants	1,180	1,180

Bakery Chef, Inc.	Loans	15,899	15,899

Border Foods, Inc.	Debt Securities	9,904	9,904
	Preferred Stock (50,919 shares)	2,000	2,000
	Warrants	—	—

Business Loan Express, Inc.	Debt Securities	74,465	74,465
	Preferred Stock (25,111 shares)	25,111	25,111
	Common Stock (25,503,043 shares)	104,504	104,504

Camden Partners Strategic Fund II, L.P.	Limited Partnership Interest	613	613

CampGroup, LLC	Debt Securities	2,579	2,579
	Warrants	220	220

Candlewood Hotel Company(1)	Preferred Stock (3,250 shares)	3,250	3,250

Celebrities, Inc.	Loan	277	277
	Warrants	12	312

Classic Vacation Group, Inc.(1)	Debt Securities	5,688	5,688

Colibri Holding Corporation	Loans	3,438	3,438
	Common Stock (3,362 shares)	1,250	1,250
	Warrants	290	290

Component Hardware Group	Debt Securities	10,302	10,302
	Preferred Stock (18,000 shares)	1,800	1,800
	Common Stock (2,000 shares)	200	200

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2000
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Convenience Corporation of	Debt Securities	$8,355	$2,738
America	Preferred Stock (31,521 shares)	334	—
	Warrants	—	—

Cooper Natural Resources, Inc.	Debt Securities	3,424	3,424
	Warrants	—	—

CorrFlex Graphics, LLC	Loan	6,952	6,952
	Debt Securities	4,954	4,954
	Warrants	—	500
	Options	—	—

Cosmetic Manufacturing	Loan	120	120
Resources, LLC	Debt Securities	5,848	5,848
	Options	87	87

Coverall North America, Inc.	Loan	9,692	9,692
	Debt Securities	4,965	4,965
	Warrants	—	—

Csabai Canning Factory Rt.	Hungarian Quotas (9.2%)	700	—

CTT Holdings	Loan	1,224	1,224

CyberRep	Loan	949	949
	Debt Securities	10,295	10,295
	Warrants	660	1,310

Directory Investment Corporation	Common Stock (470 shares)	100	20

Directory Lending Corporation	Common Stock (50 shares)	30	—

Drilltec Patents & Technologies	Loan	10,918	8,762
Company, Inc.	Debt Securities	1,500	1,500
	Warrants	—	—

eCentury Capital Partners, L.P.	Limited Partnership Interest	1,875	1,875

EDM Consulting, LLC	Debt Securities	1,875	343
	Common Stock (100 shares)	250	—

El Dorado Communications, Inc.	Loans	306	306

Elexis Beta GmbH	Options	424	424

Eparfin S.A.	Loan	29	29

Esquire Communications Ltd.(1)	Warrants	6	—

E-Talk Corporation	Debt Securities	8,804	8,804
	Warrants	1,157	1,157

Ex Terra Credit Recovery, Inc.	Preferred Stock (500 shares)	594	344
	Common Stock (2,500 shares)	—	—
	Warrants	—	—

Executive Greetings, Inc.	Debt Securities	15,880	15,880
	Warrants	360	360

Fairchild Industrial Products	Debt Securities	5,810	5,810
Company	Warrants	280	3,628

FTI Consulting, Inc.(1)	Warrants	970	2,554

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2000
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Galaxy American	Debt Securities	$33,399	$33,399
Communications, Inc.	Warrants	500	1,250

Garden Ridge Corporation	Debt Securities	26,537	26,537
	Preferred Stock (1,130 shares)	1,130	1,130
	Common Stock (471 shares)	613	613

Genesis Worldwide, Inc.(1)	Loan	1,067	1,067

Gibson Guitar Corporation	Debt Securities	16,441	16,441
	Warrants	525	1,525

Ginsey Industries, Inc.	Loans	5,000	5,000
	Debentures	500	500
	Warrants	—	154

Global Communications, LLC	Debt Securities	12,732	12,732
	Equity Interest	10,467	10,467
	Options	1,639	1,639

Grant Broadcasting Systems II	Warrants	87	5,976

Grant Television, Inc.	Equity Interest	660	660

Grotech Partners, VI, L.P.	Limited Partnership Interest	869	869

The Hartz Mountain Corporation	Debt Securities	27,162	27,162
	Common Stock (200,000 shares)	2,000	2,000
	Warrants	2,613	2,613

HealthASPex, Inc.	Preferred Stock (396,908 shares)	1,340	1,340
	Preferred Stock (225,112 shares)	760	760
	Common Stock (1,036,700 shares)	—	—

HMT, Inc.	Debt Securities	9,956	9,956
	Common Stock (300,000 shares)	3,000	3,000
	Warrants	—	—

Hotelevision, Inc.	Preferred Stock (315,100 shares)	315	315

Icon International, Inc.	Common Stock (37,821 shares)	1,218	1,518

Impact Innovations Group	Debt Securities	6,367	6,367
	Warrants	1,674	1,674

Intellirisk Management Corporation	Loans	21,449	21,449

International Fiber Corporation	Debt Securities	21,626	21,626
	Common Stock (1,029,068 shares)	5,483	5,483
	Warrants	550	550

iSolve Incorporated	Preferred Stock (14,853 shares)	874	874
	Common Stock (13,306 shares)	14	14

Jakel, Inc.	Loan	19,236	19,236

JRI Industries, Inc.	Debt Securities	1,953	1,953
	Warrants	74	74

Julius Koch USA, Inc.	Debt Securities	2,294	2,294
	Warrants	259	6,500

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2000
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Kirker Enterprises, Inc.	Warrants	$348	$4,493
	Equity Interest	4	11

Kirkland’s, Inc.	Debt Securities	6,347	6,347
	Preferred Stock (917 shares)	412	412
	Warrants	96	96

Kyrus Corporation	Debt Securities	7,734	7,734
	Warrants	348	348

Liberty-Pittsburgh Systems, Inc.	Debt Securities	3,475	3,475
	Common Stock (64,535 shares)	142	142

The Loewen Group, Inc.(1)	High-Yield Senior Secured Debt	15,150	14,150

Logic Bay Corporation	Preferred Stock (1,131,222 shares)	5,000	5,000

Love Funding Corporation	Preferred Stock (26,000 shares)	359	213

Master Plan, Inc.	Loan	2,000	2,000
	Common Stock (156 shares)	42	3,042

MedAssets.com, Inc.	Preferred Stock (227,665 shares)	2,049	2,049
	Warrants	136	136

Mid-Atlantic Venture Fund IV, L.P.	Limited Partnership Interest	2,475	2,475

Midview Associates, L.P.	Warrants	—	—

Monitoring Solutions, Inc.	Debt Securities	1,823	243
	Common Stock (33,333 shares)	—	—
	Warrants	—	—

MortgageRamp.com, Inc.	Common Stock (800,000 shares)	4,000	4,000

Morton Grove	Loan	15,356	15,356
Pharmaceuticals, Inc.	Preferred Stock (106,947 shares)	5,000	8,500

MVL Group	Debt Securities	14,124	14,124
	Warrants	643	1,912

NETtel Communications, Inc.	Debt Securities	13,472	13,472

Nobel Learning Communities,	Debt Securities	9,571	9,571
Inc.(1)	Preferred Stock (265,957 shares)	2,000	2,000
	Warrants	575	500

North American	Loans	1,390	811
Archery, LLC	Debentures	2,248	1,996

Northeast Broadcasting Group, L.P.	Debt Securities	349	349

Nursefinders, Inc.	Debt Securities	11,006	11,006
	Warrants	900	900

Old Mill Holdings, Inc.	Debt Securities	140	—

Onyx Television GmbH	Common Stock (600,000 shares)	200	200

Opinion Research Corporation(1)	Debt Securities	14,033	14,033
	Warrants	996	996

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2000
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Oriental Trading Company, Inc.	Debt Securities	$12,456	$12,456
	Loan	128	128
	Preferred Equity Interest	1,483	1,483
	Common Equity Interest	17	17
	Warrants	—	—

Outsource Partners, Inc.	Debt Securities	23,853	23,853
	Warrants	826	826

Packaging Advantage Corporation	Debt Securities	11,497	11,497
	Common Stock (200,000 shares)	2,000	2,000
	Warrants	963	963

Physicians Specialty Corporation	Debt Securities	14,809	14,809
	Preferred Stock (850 shares)	850	—
	Preferred Stock (97,411 shares)	150	—
	Warrants	476	—

Pico Products, Inc.(1)	Loan	1,300	1,300
	Debt Securities	4,591	1,591
	Common Stock (208,000 shares)	59	—
	Warrants	—	—

Polaris Pool Systems, Inc.	Debt Securities	6,483	6,483
	Warrants	1,050	1,050

Powell Plant Farms, Inc.	Loan	15,707	15,707

Proeducation GmbH	Loan	40	40

Professional Paint, Inc.	Debt Securities	20,000	20,000
	Preferred Stock (15,000 shares)	15,000	15,000
	Common Stock (110,000 shares)	69	69

Progressive International	Debt Securities	3,949	3,949
Corporation	Preferred Stock (500 shares)	500	500
	Common Stock (197 shares)	13	13
	Warrants	—	—

Schwinn Holdings Corporation	Debt Securities	10,367	10,367
	Warrants	395	395

Seasonal Expressions, Inc.	Preferred Stock (1,000 shares)	500	—

Soff-Cut Holdings, Inc.	Debt Securities	8,454	8,454
	Preferred Stock (300 shares)	300	300
	Common Stock (2,000 shares)	200	200
	Warrants	446	446

Southern Communications, LLC	Equity Interest	9,779	9,779

Southwest PCS, LLC	Loan	7,500	7,500

Southwest PCS, L.P.	Debt Securities	6,518	7,435

Spa Lending Corporation	Preferred Stock (28,625 shares)	547	437
	Common Stock (6,208 shares)	25	18

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2000
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Staffing Partners Holding	Debt Securities	$4,990	$4,990
Company, Inc.	Preferred Stock (414,600 shares)	2,073	2,073
	Common Stock (50,200 shares)	50	50
	Warrants	10	10

Startec Global Communications,	Debt Securities	20,200	20,200
Corporation(1)	Common Stock (258,064 shares)	3,000	3,000
	Warrants	—	—

Sunsource Inc.(1)	Debt Securities	29,850	29,850
	Warrants	—	—

SunStates Refrigerated Services,	Loans	6,062	4,573
Inc.	Debt Securities	2,445	1,384

Sure-Tel, Inc.	Loan	207	207
	Preferred Stock (1,116,902 shares)	4,558	4,558
	Warrants	662	662
	Options	—	900

Sydran Food Services II, L.P.	Debt Securities	12,973	12,973

Total Foam, Inc.	Debt Securities	268	127
	Common Stock (910 shares)	10	—

Tubbs Snowshoe Company, LLC	Debt Securities	3,899	3,899
	Warrants	54	54
	Equity Interests	500	500

United Pet Group	Debt Securities	4,959	4,959
	Warrants	15	15

Velocita, Inc.	Debt Securities	11,532	11,532
	Warrants	3,540	3,540

Venturehouse Group, LLC	Common Equity Interest	333	333

Walker Investment Fund II, LLLP	Limited Partnership Interest	800	800

Warn Industries, Inc.	Debt Securities	19,330	19,330
	Warrants	1,429	1,929

Williams Brothers Lumber Company	Warrants	24	322

Wilmar Industries, Inc.	Debt Securities	31,720	31,720
	Warrants	3,169	3,169

Wilshire Restaurant Group, Inc.	Debt Securities	15,191	15,191
	Warrants	—	—

Wilton Industries, Inc.	Loan	12,836	12,836

Woodstream Corporation	Debt Securities	7,590	7,590
	Equity Interests	1,700	1,700
	Warrants	450	450

Wyo-Tech Acquisition Corporation	Debt Securities	15,677	15,677
	Preferred Stock (100 shares)	3,700	3,700
	Common Stock (99 shares)	100	7,100

Total private finance (122 investments)		$1,262,529	$1,282,467

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
The accompanying notes are an integral part of these consolidated financial statements.

			December 31, 2000
	Interest	Number of
(in thousands, except number of loans)	Rate Ranges	Loans	Cost	Value

Commercial Real Estate Finance

Commercial Mortgage Loans	Up to 6.99%	3	$882	$2,582
	7.00%– 8.99%	13	30,032	32,132
	9.00%–10.99%	17	22,302	22,190
	11.00%–12.99%	38	35,250	35,042
	13.00%–14.99%	12	14,391	14,391
	15.00% and above	2	100	76

Total commercial mortgage loans		85	$102,957	$106,413

	Stated
	Interest	Face

Purchased CMBS
Mortgage Capital Funding, Series 1998-MC3	5.5%	$54,491	$25,681	$25,681
Morgan Stanley Capital I, Series 1999-RM1	6.4%	59,640	27,429	27,429
COMM 1999-1	5.6%	74,879	34,352	34,352
Morgan Stanley Capital I, Series 1999-FNV1	6.1%	45,536	21,972	21,972
DLJ Commercial Mortgage Trust 1999-CG2	6.1%	96,432	44,332	44,332
Commercial Mortgage Acceptance Corp., Series 1999-C1	6.8%	34,856	16,397	16,397
LB Commercial Mortgage Trust, Series 1999-C2	6.7%	29,005	10,910	10,910
Chase Commercial Mortgage Securities Corp., Series 1999-2	6.5%	43,046	20,552	20,552
FUNB CMT, Series 1999-C4	6.5%	49,287	22,515	22,761
Heller Financial, HFCMC Series 2000 PH-1	6.6%	45,456	19,039	19,039
SBMS VII, Inc., Series 2000-NL1	7.2%	30,079	17,820	18,007
DLJ Commercial Mortgage Trust, Series 2000-CF1	7.0%	40,502	19,166	19,166
Deutsche Bank Alex. Brown, Series Comm 2000-C1	6.9%	41,084	19,170	19,170
LB-UBS Commercial Mortgage Trust, Series 2000-C4	6.9%	31,471	11,552	11,552

Total purchased CMBS		$675,764	$310,887	$311,320

Residual CMBS			$78,723	$78,723
Residual Interest Spread			3,297	2,997
Real Estate Owned			7,502	6,081

Total commercial real estate finance			$503,366	$505,534

Total portfolio			$1,765,895	$1,788,001

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Information as of and for the nine months ended September 30, 2001 and 2000 is unaudited)

Note 1. Organization

      Allied Capital Corporation, a Maryland corporation, is a closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). Allied Capital Corporation (“ACC”) has a wholly owned subsidiary that has also elected to be regulated as a BDC. Allied Investment Corporation (“Allied Investment”) is licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company (“SBIC”). In April 2001, ACC established a consolidated wholly owned subsidiary, A.C. Corporation (“AC Corp.”), which provides consulting, structuring and diligence services on private finance and commercial real estate transactions, as well as consulting, structuring and management services to existing portfolio companies. In addition, the Company has a real estate investment trust subsidiary, Allied Capital REIT, Inc. (“Allied REIT”) and several single-member limited liability companies established primarily to hold real estate properties.

      ACC also owned Allied Capital SBLC Corporation (“Allied SBLC”), a BDC licensed by the Small Business Administration (“SBA”) as a Small Business Lending Company and a participant in the SBA Section 7(a) Guaranteed Loan Program. On December 31, 2000, ACC acquired BLC Financial Services, Inc. as a private portfolio company, which then changed its name to Business Loan Express, Inc. (“BLX”). As a part of the transaction, Allied SBLC was recapitalized as an independently managed, private portfolio company on December 28, 2000 and ceased to be a consolidated subsidiary of the Company at that time. Allied SBLC was then subsequently merged into BLX. The results of the operations of Allied SBLC are included in the consolidated financial results of ACC and its subsidiaries for 1998, 1999 and for 2000 through December 27, 2000.

      Allied Capital Corporation and its subsidiaries, collectively, are hereinafter referred to as the “Company.”

      The investment objective of the Company is to achieve current income and capital gains. In order to achieve this objective, the Company invests in private and undervalued public companies in a variety of different industries and in diverse geographic locations.

      On December 31, 1997, Allied Capital Corporation, Allied Capital Corporation II, Allied Capital Commercial Corporation, and Allied Capital Advisers (“Advisers”) merged with and into Allied Capital Lending Corporation (“Allied Lending”) (each a “Predecessor Company” and collectively the “Predecessor Companies”) in a stock-for-stock exchange (the “Merger”). Immediately following the Merger, Allied Lending changed its name to Allied Capital Corporation.

Note 2. Summary of Significant Accounting Policies

  Basis of Presentation

      The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries that make investments or are operating companies that provide services to the Company. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 2000, 1999 and 1998 balances to conform with the 2001 financial statement presentation.

      The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles (“GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

for complete consolidated financial statements. In the opinion of management, the unaudited consolidated financial results of the Company included herein contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position of the Company as of and for the nine months ended September 30, 2001 and 2000 and the results of operations, changes in net assets, and cash flows for these periods. The results of operations for the nine months ended September 30, 2001 are not necessarily indicative of the operating results to be expected for the full year.

  Valuation of Portfolio Investments

      Portfolio assets are carried at fair value as determined by the Board of Directors under the Company’s valuation policy.

  Loans and Debt Securities

      The values of loans and debt securities are considered to be amounts that could be realized in the normal course of business in an orderly disposition over a reasonable period of time. For loans and debt securities, value normally corresponds to cost unless the borrower’s condition or external factors lead to a determination of value at a lower amount.

      When the Company receives nominal cost warrants or free equity securities (“nominal cost equity”), the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.

      Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. Loan origination fees, original issue discount and market discount are amortized into interest income using the effective interest method. The weighted average yield on loans and debt securities is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount and market discount earned on accruing loans and debt securities, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date. Prepayment premiums are recorded on loans when received.

  Equity Securities

      The value of the Company’s equity interests in private or illiquid public companies is considered to be amounts that could be realized in the normal course of business in an orderly disposition over a reasonable period of time. Equity interests in portfolio companies for which there is no liquid public market are valued based on various factors including a history of positive cash flow from operations, the market value of comparable publicly traded companies, and other pertinent factors such as recent offers to purchase a portfolio company’s securities or other liquidation events. The determined values are generally discounted to account for liquidity issues and minority control positions.

      The value of the Company’s equity interests in public companies for which market prices are readily available are valued based upon the average of the closing public market price for the last three trading days up to and including the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security. Restricted and unrestricted publicly traded stocks may also be valued at a discount due to the investment size or

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

market liquidity concerns. Dividend income on equity securities is recorded when dividends are declared by the portfolio company.

  Commercial Mortgage-Backed Securities (“CMBS”)

      CMBS consists of purchased commercial mortgage-backed securities (“Purchased CMBS”), residual interest in a mortgage securitization (“Residual CMBS”) and residual interest spread.

  Purchased CMBS

      Purchased CMBS is carried at fair value. Fair value is based upon a discounted cash flow model which utilizes assumptions of prepayment and losses based upon historical experience, economic factors and the characteristics of the underlying cash flow. The Company’s assumption with regard to discount rate is based upon the yield of comparable securities. The Company recognizes income from the amortization of original issue discount using the effective interest method, using the anticipated yield over the projected life of the investment. Yields are revised when there are changes in estimates of future credit losses, actual losses incurred, and actual and estimated prepayment speeds. Changes in estimated yield are currently recognized as an adjustment to the estimated yield over the remaining life of the Purchased CMBS. The Company recognizes unrealized depreciation on its Purchased CMBS whenever it determines that the value of its Purchased CMBS is less than the cost basis. The Company generally purchases CMBS bonds with the intention of holding the bonds to their maturity. However, the Company will classify CMBS bonds as held for sale at the time that the Company determines that the bonds will be sold. The Company then recognizes unrealized appreciation or depreciation on its Purchased CMBS classified as held for sale based upon the price at which the CMBS bonds could be currently sold.

  Residual CMBS

      The Company values its residual interest in securitization and recognizes income using the same accounting policies used for the Purchased CMBS.

  Residual Interest Spread

      Residual interest spread is carried at fair value based on discounted estimated future cash flows. The Company recognizes income from the residual interest spread using the effective interest method. At each reporting date, the effective yield is recalculated and used to recognize income until the next reporting date.

  Net Realized and Unrealized Gains

      Realized gains or losses are measured by the difference between the net proceeds from the sale and the cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the year, net of recoveries. Unrealized gains or losses reflect the change in portfolio investment values during the reporting period.

  Fee Income

      Fee income includes fees for diligence, structuring, loan syndication, consulting, management services and investment advisory services rendered by the Company to portfolio companies and other

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

third parties. Diligence, structuring and loan syndication fees are generally recognized as income when services are rendered or when the related transactions are completed. Consulting, management and investment advisory services fees are generally recognized as income as the services are rendered.

  Deferred Financing Costs

      Financing costs are based on actual costs incurred in obtaining financing and are deferred and amortized as part of interest expense over the term of the related debt instrument.

  Derivative Financial Instruments

      The Company may or may not use derivative financial instruments to reduce interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for trading purposes. All derivative financial instruments are recorded at fair value with changes in value reflected in net unrealized gains during the reporting period.

  Cash and Cash Equivalents

      Cash and cash equivalents include cash in banks and all highly liquid investments with original maturities of three months or less.

  Dividends to Shareholders

      Dividends to shareholders are recorded on the record date.

  Federal and State Income Taxes

      The Company intends to comply with the requirements of the Internal Revenue Code (“Code”) that are applicable to regulated investment companies (“RIC”) and real estate investment trusts (“REIT”). The Company and its wholly owned subsidiaries that qualify as a RIC or a REIT intend to annually distribute or retain through a deemed distribution all of their taxable income to shareholders; therefore, the Company has made no provision for income taxes for these entities. AC Corp. is a corporation subject to federal and state income taxes and will record a provision for income taxes on taxable income.

      With the exception of Advisers, the Predecessor Companies qualified as a RIC or a REIT; however, Advisers was a corporation subject to federal and state income taxes. Income tax expense reported on the consolidated statement of operations relates to the operations of Advisers for all periods presented.

  Per Share Information

      Basic earnings per share is calculated using the weighted average number of shares outstanding for the period presented. Diluted earnings per share reflects the potential dilution that could occur if options to issue common stock were exercised into common stock. Earnings per share is computed after subtracting dividends on preferred shares.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

  Use of Estimates in The Preparation of Financial Statements

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Note 3. Portfolio

  Private Finance

      At September 30, 2001, December 31, 2000 and 1999, the private finance portfolio consisted of the following:

	2001			2000			1999

	Cost	Value	Yield	Cost	Value	Yield	Cost	Value	Yield
($ in thousands)
Loans and debt securities	$1,133,817	$1,095,555	14.5%	$983,887	$966,257	14.6%	$578,570	$559,746	14.2%

Equity interests	361,770	443,698		278,642	316,210		60,601	87,294

Total	$1,495,587	$1,539,253		$1,262,529	$1,282,467		$639,171	$647,040

      Private finance investments are generally structured as loans and debt securities that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, or warrants or options to purchase a portion of the portfolio company’s equity at a nominal price.

      Debt securities typically have a maturity of five to ten years, with interest-only payments in the early years and payments of both principal and interest in the later years, although debt maturities and principal amortization schedules vary.

      Equity interests consist primarily of securities issued by privately owned companies and may be subject to restrictions on their resale or may be otherwise illiquid. Equity securities generally do not produce a current return, but are held for investment appreciation and ultimate gain on sale.

      At September 30, 2001 and December 31, 2000, equity interests include the Company’s common stock and preferred stock investment in Business Loan Express, Inc. (“BLX”) of $120,015,000 and $25,111,000 and $104,504,000 and $25,111,000 at value, respectively. During the first quarter of 2001, BLX secured a 3-year $117.5 million unsecured revolving credit facility, which was increased to $124.0 million in October 2001. As the controlling shareholder of BLX, the Company has provided an unconditional guaranty to the BLX credit facility lenders in an amount up to 50% of the total obligations (consisting of principal, accrued interest and other fees) of BLX on the line of credit. The amount guaranteed by the Company at September 30, 2001 was $50,300,000. This guaranty can be called by the lenders only in the event of a default by BLX. BLX was in compliance with the terms of its credit facility at September 30, 2001. In consideration for providing this guaranty, BLX will pay the Company an annual guaranty fee of $2,938,000, which was increased to $3,100,000 effective October 2001.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      At September 30, 2001, December 31, 2000 and 1999, approximately 97%, 98% and 98% of the Company’s private finance loan portfolio was composed of fixed interest rate loans, respectively. At September 30, 2001, December 31, 2000 and 1999, loans and debt securities with a value of $60,092,000, $72,966,000 and $34,560,000, respectively, were not accruing interest. Loans greater than 120 days delinquent generally do not accrue interest.

      The geographic and industry compositions of the private finance portfolio at value at September 30, 2001, December 31, 2000 and 1999 were as follows:

	2001	2000	1999

Geographic Region

Mid-Atlantic	41%	43%	23%

West	18	17	11

Midwest	17	18	26

Southeast	14	12	27

Northeast	8	8	9

International	2	2	4

Total	100%	100%	100%

Industry

Consumer Products	28%	26%	19%

Business Services	21	24	32

Financial Services	15	16	—

Industrial Products	10	9	12

Broadcasting & Cable	5	5	11

Education	5	3	5

Retail	4	5	8

Telecommunications	4	6	5

Other	8	6	8

Total	100%	100%	100%

  Commercial Real Estate Finance

      At September 30, 2001, December 31, 2000 and 1999, the commercial real estate finance portfolio consisted of the following:

	2001			2000			1999

	Cost	Value	Yield	Cost	Value	Yield	Cost	Value	Yield
($ in thousands)

Loans	$82,789	$86,198	8.0%	$102,957	$106,413	9.1%	$153,767	$154,109	9.4%

CMBS	546,788	546,488	14.4%	392,907	393,040	14.2%	360,950	359,450	13.5%

REO	3,562	2,434		7,502	6,081		7,305	6,470

Total	$633,139	$635,120		$503,366	$505,534		$522,022	$520,029

  Loans

      The commercial mortgage loan portfolio contains loans that were originated by the Company or were purchased from third-party sellers.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      At September 30, 2001, December 31, 2000 and 1999, approximately 77% and 23%, 69% and 31%, and 81% and 19% of the Company’s commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. As of September 30, 2001, December 31, 2000 and 1999, loans with a value of $12,929,000, $14,433,000 and $8,334,000, respectively, were not accruing interest. Loans greater than 120 days delinquent generally do not accrue interest.

      In December 2000, the Company purchased commercial mortgage loans with a face amount of $6.5 million for $5.5 million from Business Mortgage Investors, Inc., a company managed by ACC.

      The geographic composition and the property types securing the commercial mortgage loan portfolio at value at September 30, 2001, December 31, 2000 and 1999 were as follows:

	2001	2000	1999

Geographic Region

Southeast	42%	39%	31%

Mid-Atlantic	22	22	32

West	16	20	25

Midwest	15	14	9

Northeast	5	5	3

Total	100%	100%	100%

Property Type

Office	32%	30%	24%

Hospitality	30	28	42

Retail	19	19	11

Recreation	4	9	8

Other	15	14	15

Total	100%	100%	100%

  CMBS

      At September 30, 2001, December 31, 2000 and 1999, the CMBS portfolio consisted of the following:

	2001		2000		1999

	Cost	Value	Cost	Value	Cost	Value
(in thousands)
Purchased CMBS	$472,113	$472,113	$310,887	$311,320	$277,694	$277,694

Residual CMBS	72,850	72,850	78,723	78,723	76,374	76,374

Residual interest spread	1,825	1,525	3,297	2,997	6,882	5,382

Total	$546,788	$546,488	$392,907	$393,040	$360,950	$359,450

      Purchased CMBS The Company has Purchased CMBS bonds with a face amount of $982,411,000 and a cost of $472,113,000, with the difference representing original issue discount. As of September 30, 2001, December 31, 2000 and 1999, the estimated yield to maturity on the Purchased CMBS was approximately 15.2%, 15.4% and 14.6%, respectively. The Company’s yield on its Purchased CMBS is based upon a number of assumptions that are subject to certain business and economic uncertainties and contingencies. Examples include the timing and magnitude of credit

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

losses on the mortgage loans underlying the Purchased CMBS that are a result of the general condition of the real estate market (including competition for tenants and their related credit quality) and changes in market rental rates. At September 30, 2001, December 31, 2000 and 1999, the yield on the Purchased CMBS portfolio was computed assuming a 1% loss estimate for its entire underlying collateral mortgage pool. As these uncertainties and contingencies are difficult to predict and are subject to future events which may alter these assumptions, no assurance can be given that the anticipated yields to maturity will be achieved.

      The non-investment grade and unrated tranches of the Purchased CMBS bonds are junior in priority for payment of principal to the more senior tranches of the related commercial securitization. Cash flow from the underlying mortgages generally is allocated first to the senior tranches, with the most senior tranches having a priority right to the cash flow. Then, any remaining cash flow is allocated, generally, among the other tranches in order of their relative seniority. To the extent there are defaults and unrecoverable losses on the underlying mortgages resulting in reduced cash flows, the subordinate tranche will bear this loss first.

      The underlying rating classes of the Purchased CMBS at September 30, 2001, December 31, 2000 and 1999 were as follows:

	2001		2000		1999

		Percentage		Percentage		Percentage
	Value	of Total	Value	of Total	Value	of Total

($ in thousands)

BB+	$—	—%	$—	—%	$—	—%

BB	38,705	8.2	8,472	2.7	41,091	14.8

BB-	56,519	12.0	37,061	11.9	46,692	16.8

B+	86,889	18.4	59,827	19.3	41,765	15.0

B	119,920	25.4	89,999	28.9	64,830	23.4

B-	67,538	14.3	56,665	18.2	40,995	14.8

CCC	8,863	1.9	7,857	2.5	6,506	2.3

Unrated	93,679	19.8	51,439	16.5	35,815	12.9

Total	$472,113	100.0%	$311,320	100.0%	$277,694	100.0%

      Residual CMBS and Residual Interest Spread. The Residual CMBS primarily consists of a retained interest from a post-Merger asset securitization whereby bonds were sold in three classes rated “AAA,” “AA” and “A.”

      The Company sold $295 million of loans, and received cash proceeds, net of costs, of approximately $223 million. The Company retained a trust certificate for its residual interest in the loan pool sold, and will receive interest income from this Residual CMBS as well as the Residual Interest Spread from the interest earned on the loans sold less the interest paid on the bonds over the life of the bonds.

      As a result of this securitization, the Company recorded a gain of $14.8 million, which represents the difference between the cost basis of the assets sold and the fair value of the assets received, net of the costs of the securitization and the cost of settlement of interest rate swaps. As of September 30, 2001, December 31, 2000 and 1999, the mortgage loan pool had an approximate weighted average stated interest rate of 9.3%. The three bond classes sold had an aggregate weighted average interest rate of 6.6% as of September 30, 2001, and 6.5% as of December 31, 2000 and 1999.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      The Company uses a discounted cash flow methodology for determining the value of its retained Residual CMBS and Residual Interest Spread (“Residual”). In determining the cash flow of the Residual, the Company assumes a prepayment speed of 15% after the applicable prepayment lockout period and credit losses of 1% of the total principal balance of the underlying collateral throughout the life of the collateral. The value of the resulting Residual cash flows is then determined by applying a discount rate of 9% which, in the Company’s view, is commensurate with the market’s perception of risk of comparable assets.

      The geographic composition and the property types of the underlying mortgage loan pools securing the CMBS calculated using the underwritten principal balance at September 30, 2001, December 31, 2000 and 1999 were as follows:

	2001	2000	1999

Geographic Region

West	31%	31%	32%

Mid-Atlantic	24	23	23

Midwest	21	22	21

Southeast	18	19	20

Northeast	6	5	4

Total	100%	100%	100%

Property Type

Retail	33%	32%	33%

Housing	27	30	29

Office	25	21	20

Hospitality	7	8	9

Other	8	9	9

Total	100%	100%	100%

     Small Business Finance

      The Company, through its wholly owned subsidiary, Allied SBLC, participated in the SBA’s Section 7(a) Guaranteed Loan Program (“7(a) loans”). As discussed in Note 1, Allied SBLC was no longer a consolidated subsidiary of the Company as of December 31, 2000. As a result, the Company’s small business portfolio had no balance at and after December 31, 2000.

      At December 31, 1999, the small business finance portfolio consisted of the following:

	1999

	Cost	Value
(in thousands)
7(a) loans	$43,246	$43,000

Residual interest in loans sold	4,036	4,036

Residual interest spread	14,046	14,046

REO	380	346

Total	$61,708	$61,428

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      Pursuant to Section 7(a) of the Small Business Act of 1958, the 7(a) loans were guaranteed by the SBA for 80% of any qualified loan up to $100,000 regardless of maturity, and 75% of any such loan over $100,000 regardless of maturity, to a maximum guarantee of $750,000 for any one borrower.

      The Company charged interest on the 7(a) loans at a variable rate, typically 1.75% to 2.75% above the prime rate, as published in The Wall Street Journal or other financial newspaper, adjusted monthly.

      As permitted by SBA regulations, the Company sold to investors, without recourse, 100% of the guaranteed portion of its 7(a) loans while retaining the right to service 100% of such loans. Additionally, the Company sold up to a 90% interest in the unguaranteed portion of its 7(a) loans through a structured finance agreement with a commercial paper conduit.

      In 1999, the Company sold $36,387,000 of the unguaranteed portion of 7(a) loans into the facility. The Company received $35,500,000 in proceeds and retained a subordinated interest valued at $4,036,000. The Company recognized a premium from the loan sale of $4,106,000, which includes the value of the retained residual interest spread.

Note 4. Debt

      At September 30, 2001, December 31, 2000 and 1999, the Company had the following debt:

	2001		2000		1999

	Facility	Amount	Facility	Amount	Facility	Amount
	Amount	Drawn	Amount	Drawn	Amount	Drawn
(in thousands)
Notes payable and debentures:

Unsecured long-term notes	$544,000	$544,000	$544,000	$544,000	$419,000	$419,000

SBA debentures	101,800	87,000	87,350	78,350	74,650	62,650

Auction rate reset note	80,784	80,784	76,598	76,598	—	—

OPIC loan	5,700	5,700	5,700	5,700	5,700	5,700

Total notes payable and debentures	732,284	717,484	713,648	704,648	499,350	487,350

Revolving credit facilities:

Revolving line of credit	467,500	207,000	417,500	82,000	340,000	82,000

Master loan and security agreement	—	—	—	—	100,000	23,500

Total revolving credit facilities	467,500	207,000	417,500	82,000	440,000	105,500

Total	$1,199,784	$924,484	$1,131,148	$786,648	$939,350	$592,850

  Notes Payable and Debentures

      Unsecured Long-Term Notes. In June 1998, May 1999, November 1999 and October 2000, the Company issued unsecured long-term notes to private institutional investors. The notes require semi-annual interest payments until maturity and have terms of five or seven years. The weighted average interest rate on the notes was 7.8%, 7.8% and 7.6% at September 30, 2001, December 31, 2000 and

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 4. Debt, continued

1999, respectively. The notes may be prepaid in whole or in part together with an interest premium, as stipulated in the note agreement.

      On October 30, 2001, the Company issued $150 million of five-year unsecured long-term debt, financed primarily by insurance companies. The five-year notes were priced at 7.16% and have substantially the same terms as the Company’s existing unsecured long-term notes.

      SBA Debentures. At September 30, 2001, December 31, 2000 and 1999, the Company had debentures payable to the SBA with terms of ten years and at fixed interest rates ranging from 5.9% to 8.2%. The weighted average interest rate was 7.1%, 7.6% and 7.8% at September 30, 2001, December 31, 2000 and 1999, respectively. The debentures require semi-annual interest-only payments with all principal due upon maturity. The SBA debentures are subject to prepayment penalties if paid prior to maturity.

      Auction Rate Reset Note. The Company has an $80,784,000 Auction Rate Reset Senior Note Series A that matures on December 2, 2002 and bears interest at the three-month London Interbank Offer Rate (“LIBOR”) plus 1.75%, which adjusts quarterly. Interest is due quarterly and the Company, at its option, may pay or defer and capitalize such interest payments. The amount outstanding on the note will increase as interest due is deferred and capitalized.

      As a means to repay the note, the Company has entered into an agreement to issue $80,784,000 of debt, equity or other securities in one or more public or private transactions, or prepay the Auction Rate Reset Note, on or before August 31, 2002. If the note is prepaid, the Company will pay a fee equal to 0.5% of the aggregate amount of the note outstanding.

      Scheduled future maturities of notes payable and debentures at September 30, 2001 are as follows:

Year	Amount Maturing

(in thousands)

2001	$—

2002	80,784

2003	140,000

2004	221,000

2005	179,000

Thereafter	96,700

Total	$717,484

  Revolving Credit Facilities

      Revolving Line of Credit. The Company has an unsecured revolving line of credit for $467,500,000. The facility may be expanded up to $600,000,000. At the Company’s option, the facility bears interest at a rate equal to (i) the one-month LIBOR plus 1.25% or (ii) the higher of (a) the Bank of America, N.A. prime rate or (b) the Federal Funds rate plus 0.50%. The interest rate adjusts at the beginning of each new interest period, usually every thirty days. The interest rates were 4.5%, 7.9% and 7.7% at September 30, 2001, December 31, 2000 and December 31, 1999, respectively, and the facility requires an annual commitment fee equal to 0.25% of the committed

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 4. Debt, continued

amount. The line expires in August 2003, and may be extended under substantially similar terms for one additional year at the Company’s sole option. The line of credit requires monthly interest payments and all principal is due upon its expiration.

      Master Loan and Security Agreement.  The Company had a facility to borrow up to $100,000,000, using certain commercial mortgage loans as collateral. The agreement charged interest at the one-month LIBOR plus 1.0%, adjusted daily, or 6.8% at December 31, 1999. The agreement matured on October 27, 2000 and was not renewed.

      The average debt outstanding on the revolving credit facilities was $108,143,000, $154,853,000 and $123,860,000 for the nine months ended September 30, 2001 and for the years ended December 31, 2000 and 1999, respectively. The maximum amount borrowed under these facilities and the weighted average interest rate for the nine months ended September 30, 2001 and for the years ended December 31, 2000 and 1999, were $213,500,000, $257,000,000 and $199,392,000, and 5.9%, 7.6% and 6.5%, respectively.

Note 5. Income Taxes

      For the year ended December 31, 1998, the Company incurred income tax expense of $787,000, which resulted from the realization of a taxable net built-in gain associated with property owned by Advisers prior to the Merger. Therefore, the Company’s effective tax rate was 1.0% for the year ended December 31, 1998.

Note 6. Preferred Stock

      Allied Investment has outstanding a total of 60,000 shares of $100 par value, 3% cumulative preferred stock and 10,000 shares of $100 par value, 4% redeemable cumulative preferred stock issued to the SBA pursuant to Section 303(c) of the Small Business Investment Act of 1958, as amended. The 3% cumulative preferred stock does not have a required redemption date. Allied Investment has the option to redeem in whole or in part the preferred stock by paying the SBA the par value of such securities and any dividends accumulated and unpaid to the date of redemption. The 4% redeemable cumulative preferred stock has a required redemption date in June 2005.

Note 7. Shareholders’ Equity

      Sales of common stock for the nine months ended September 30, 2001, and the years ended December 31, 2000 and 1999 were as follows:

	2001	2000	1999
(in thousands)
Number of common shares	11,010	14,812	8,659

Gross proceeds	$249,639	$263,460	$172,539

Less costs including underwriting fees	(12,602)	(12,548)	(8,270)

Net proceeds	$237,037	$250,912	$164,269

      In addition, the Company issued 4,123,407 shares of common stock to acquire BLC Financial Services, Inc. in a stock-for-stock exchange on December 31, 2000 for proceeds of $86,076,000.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 7. Shareholders’ Equity, continued

      The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to the average of the closing sale prices reported for the Company’s common stock for the five consecutive days immediately prior to the dividend payment date.

      Dividend reinvestment plan activity for the nine months ended September 30, 2001 and for the years ended December 31, 2000, 1999 and 1998 was as follows:

	2001	2000	1999	1998

(in thousands, except per share amounts)

Shares issued	214	254	233	241

Average price per share	$22.80	$18.79	$19.43	$20.35

Note 8. Earnings Per Common Share

      Earnings per common share for the nine months ended September 30, 2001 and 2000 and for the years ended December 31, 2000, 1999 and 1998 were as follows:

	For the Nine Months
	Ended September 30,

	2001	2000	2000	1999	1998
(in thousands except per share amounts)
Net increase in net assets resulting from operations	$157,837	$100,820	$143,101	$98,570	$78,078

Less preferred stock dividends	(165)	(165)	(230)	(230)	(230)

Income available to common shareholders	$157,672	$100,655	$142,871	$98,340	$77,848

Basic shares outstanding	89,282	70,604	73,165	59,877	51,941

Dilutive options outstanding to officers	1,582	173	307	167	33

Diluted shares outstanding	90,864	70,777	73,472	60,044	51,974

Basic earnings per common share	$1.77	$1.43	$1.95	$1.64	$1.50

Diluted earnings per common share	$1.74	$1.42	$1.94	$1.64	$1.50

Note 9.	Employee Stock Ownership Plan, 401(k) Plan and Deferred Compensation Plan

      The Company had an employee stock ownership plan (“ESOP”) through 1999. Pursuant to the ESOP, the Company was obligated to contribute 5% of each eligible participant’s total cash compensation for the year to a plan account on the participant’s behalf, which vested over a two-year period. ESOP contributions were used to purchase shares of the Company’s common stock.

      As of December 31, 1999 and 1998, the ESOP held 303,210 shares and 282,500 shares, respectively, of the Company’s common stock, all of which had been allocated to participants’ accounts. The plan was funded annually and the total ESOP contribution expense for the years ended December 31, 1999 and 1998 was $641,000 and $489,000, respectively, net of forfeitures of $4,100 and $4,000, respectively. In 1999, the Company established a 401(k) Plan (see below) and elected to terminate the ESOP Plan. During 2000, the ESOP assets were transferred into the 401(k) Plan.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 9.	Employee Stock Ownership Plan, 401(k) Plan and Deferred Compensation Plan, continued

      The Company’s 401(k) Plan is open to all of its employees. The employees may elect voluntary wage deferrals ranging from 0% to 20% of eligible compensation for the year. In 2000, the Company began making contributions to the 401(k) Plan equal to 5% of each eligible participant’s cash compensation as defined by the Plan for the year. Total 401(k) contribution expense for the year ended December 31, 2000 was $590,000.

      The Company also has a deferred compensation plan. Eligible participants in the deferred compensation plan may elect to defer some of their compensation and have such compensation credited to a participant account. All amounts credited to a participant’s account shall be credited solely for purposes of accounting and computation and remain assets of the Company and subject to the claims of the Company’s general creditors. Amounts credited to participants under the deferred compensation plan are at all times 100% vested and non-forfeitable. A participant’s account shall become distributable upon his or her separation from service, retirement, disability, death or at a future determined date. All deferred compensation plan accounts will be distributed in the event of a change of control of the Company or in the event of the Company’s insolvency. Amounts deferred by participants under the deferred compensation plan are funded to a trust which is administered by a Company-appointed trustee.

Note 10. Stock Option Plan

  The Option Plan

      The purpose of the stock option plan (“Option Plan”) is to provide officers and non-officer directors of the Company with additional incentives.

      On May 9, 2000, the Company’s stockholders amended the Option Plan to increase the number of shares that may be granted from 6,250,000 to 12,350,000.

      Options are exercisable at a price equal to the fair market value of the shares on the day the option is granted. Each option states the period or periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted.

      All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of the Company for any cause other than death or total and permanent disability. In the event of a change of control of the Company, all outstanding options will become fully vested and exercisable as of the change of control.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 10. Stock Option Plan, continued

      Information with respect to options granted, exercised and forfeited under the Option Plan for the nine months ended September 30, 2001 and for the years ended December 31, 2000, 1999 and 1998 is as follows:

		Weighted
		Average
		Option
		Price
	Shares	Per Share
(in thousands, except per share amounts)
Options outstanding at January 1, 1998	—	$—

Granted	5,190	20.16

Exercised	(10)	21.38

Forfeited	(66)	21.38

Options outstanding at December 31, 1998	5,114	$20.14

Granted	1,288	19.75

Exercised	(318)	19.07

Forfeited	(195)	20.00

Options outstanding at December 31, 1999	5,889	$20.12

Granted	4,162	17.02

Exercised	(195)	17.68

Forfeited	(950)	19.81

Options outstanding at December 31, 2000	8,906	$18.76

Granted	2,800	21.82

Exercised	(405)	19.02

Forfeited	(508)	17.61

Options outstanding at September 30, 2001	10,793	$19.60

  Notes Receivable from the Sale of Common Stock

      The Company provides loans to officers for the exercise of options. The loans have varying terms not exceeding ten years, bear interest at the applicable federal interest rate in effect at the date of issue and have been recorded as a reduction to shareholders’ equity. As of September 30, 2001 and December 31, 2000, 1999 and 1998, the Company had outstanding loans to officers of $26,250,000, $25,083,000, $29,461,000, and $23,735,000, respectively. Officers with outstanding loans repaid principal of $3,293,000, $6,363,000, $195,000, and $5,591,000, for the nine months ended September 30, 2001 and for the years ended December 31, 2000, 1999 and 1998, respectively. The Company recognized interest income from these loans of $1,144,000, $1,712,000, $1,539,000 and $1,600,000, respectively, during these same periods.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 10. Stock Option Plan, continued

      The following table summarizes information about stock options outstanding at September 30, 2001:

		Weighted
		Average	Weighted		Weighted
	Total	Remaining	Average	Total	Average
Range of	Number	Contractual Life	Exercise	Number	Exercise
Exercise Prices	Outstanding	(years)	Price	Exercisable	Price

(in thousands, except per share amounts and years)

$16.81	3,436	8.65	$16.81	1,113	$16.81

$17.50-$19.94	1,669	7.91	$18.33	451	$18.16

$21.38	2,445	6.27	$21.38	1,652	$21.38

$21.59	2,251	9.97	$21.59	—	$—

$21.88-$24.06	992	8.77	$22.46	318	$22.20

$16.81-$24.06	10,793	8.28	$19.60	3,534	$19.60

      The following table summarizes information about stock options outstanding at December 31, 2000:

		Weighted
		Average	Weighted		Weighted
	Total	Remaining	Average	Total	Average
Range of	Number	Contractual Life	Exercise	Number	Exercise
Exercise Prices	Outstanding	(years)	Price	Exercisable	Price

(in thousands, except per share amounts and years)

$15.19	100	7.73	$15.19	25	$15.19

$16.81	3,733	9.40	$16.81	—	$—

$17.50-$19.88	1,824	8.59	$18.18	558	$17.95

$19.94	105	8.84	$19.34	35	$19.94

$21.38-$22.13	3,144	7.25	$21.47	1,609	$21.47

$15.19-$22.13	8,906	8.45	$18.76	2,227	$20.49

      The Company accounts for its stock options as required by the Accounting Principles Board Opinion No. 25 “Accounting for Stock Issued to Employees,” and accordingly no compensation cost has been recognized as the exercise price equals the market price on the date of grant. Had compensation cost for the plan been determined consistent with SFAS No. 123 “Accounting for Stock Based Compensation,” which records options at fair value on the date of issuance and amortizes that amount over the vesting period of the option, the Company’s net increase in net assets

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 10. Stock Option Plan, continued

resulting from operations and basic and diluted earnings per common share would have been reduced to the following pro forma amounts:

	2000	1999	1998
(in thousands, except per share amounts)
Net increase in net assets resulting from operations:

As reported	$143,101	$98,570	$78,078

Pro forma	$137,716	$94,510	$72,684

Basic earnings per common share:

As reported	$1.95	$1.64	$1.50

Pro forma	$1.88	$1.58	$1.39

Diluted earnings per common share:

As reported	$1.94	$1.64	$1.50

Pro forma	$1.87	$1.57	$1.39

      Pro forma expenses are based on the underlying value of the options granted by the Company. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model, with the following weighted average assumptions for grants: risk-free interest rate of 6.5%, 5.9% and 5.0% for 2000, 1999 and 1998, respectively; expected life of approximately five years for all options granted; expected volatility of 34%, 37% and 35% for 2000, 1999 and 1998, respectively; and dividend yield of 8.7%, 9.0% and 8.0% for 2000, 1999 and 1998, respectively.

Note 11. Cut-off Award and Formula Award

      The Predecessor Companies’ existing stock option plans were canceled and the Company established a cut-off dollar amount for all existing, but unvested options as of the date of the Merger (the “Cut-off Award”). The Cut-off Award was computed for each unvested option as of the Merger date. The Cut-off Award was equal to the difference between the market price on August 14, 1997 (the Merger announcement date) of the shares of stock underlying the option less the exercise price of the option. The Cut-off Award was payable for each unvested option upon the future vesting date of that option. The Cut-off Award was designed to cap the appreciated value in unvested options at the Merger announcement date, in order to set the foundation to balance option awards upon the Merger. The Cut-off Award approximated $2.9 million in the aggregate and has been expensed as the Cut-off Award vests. For the nine months ended September 30, 2001 and for the years ended December 31, 2000, 1999 and 1998, $91,000, $535,000, $532,000, and $807,000, respectively, of the Cut-off Award vested.

      The Formula Award was established to compensate employees from the point when their unvested options would cease to appreciate in value (the Merger announcement date), up until the time at which they would be able to receive option awards in ACC post-merger. In the aggregate, the Formula Award equaled 6% of the difference between an amount equal to the combined aggregated market capitalizations of the Predecessor Companies as of the close of the market on the day before the Merger date (December 30, 1997), less an amount equal to the combined aggregate market capitalizations of Allied Lending and the Predecessor Companies as of the close of the market on the Merger announcement date. Advisers’ compensation committee allocated the Formula Award to individual officers on December 30, 1997. The amount of the Formula Award as computed at December 30, 1997 was $18,994,000. This amount was contributed to the Company’s deferred compensation trust under the deferred compensation plan (see Note 9) and was used to purchase

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 11. Cut-off Award and Formula Award, continued

shares of the Company’s stock (included in common stock held in deferred compensation trust). The Formula Award vested equally in three installments on December 31, 1998, 1999 and 2000. The Formula Award has been expensed in each year in which it vested. For the years ended December 31, 2000, 1999 and 1998, $5,648,000, $6,221,000 and $6,241,000, respectively, was expensed as a result of the Formula Award. At December 31, 2000 and 1999, the liability related to the Formula Award was $5,648,000 and $6,221,000, respectively, and has been included in common stock held in deferred compensation trust. Vested Formula Awards have been distributed to recipients by the Company, however, sale of the Company’s stock by the recipients is restricted. Unvested Formula Awards were forfeited upon a recipient’s separation from service and the related Company stock was retired. During 2000, 1999 and 1998, $563,000, $61,000 and $270,000, respectively, of the Formula Award was forfeited.

      The Cut-off Award and the Formula Award are included in employee expenses in the Company’s consolidated statement of operations.

Note 12. Dividends and Distributions

      The Company’s Board of Directors declared and the Company paid a $1.50 per common share dividend or $135,702,000 for the nine months ended September 30, 2001.

      For the years ended December 31, 2000, 1999 and 1998, the Company declared the following distributions:

	2000		1999		1998

	Total	Total Per	Total	Total Per	Total	Total Per
	Amount	Share	Amount	Share	Amount	Share

(in thousands, except per share amounts)

First quarter	$30,715	$0.45	$23,286	$0.40	$18,025	$0.35

Second quarter	33,150	0.45	23,746	0.40	17,966	0.35

Third quarter	34,751	0.46	24,768	0.40	17,976	0.35

Fourth quarter	37,179	0.46	26,141	0.40	19,444	0.35

Annual extra distribution	—	—	—	—	1,676	0.03

Total distributions to common shareholders	$135,795	$1.82	$97,941	$1.60	$75,087	$1.43

      For income tax purposes, distributions for 2000, 1999 and 1998 were composed of the following:

	2000		1999		1998

		Total		Total		Total
	Total	Per	Total	Per	Total	Per
	Amount	Share	Amount	Share	Amount	Share

(in thousands, except per share amounts)

Ordinary income	$116,321	$1.56	$76,948	$1.26	$49,397	$0.94

Long-term capital gains	19,474	0.26	20,993	0.34	25,690	0.49

Total distributions to common shareholders	$135,795	$1.82	$97,941	$1.60	$75,087	$1.43

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 12. Dividends and Distributions, continued

      The following table summarizes the differences between financial statement net income and taxable income for the years ended December 31, 2000, 1999 and 1998:

	2000	1999	1998

(in thousands)

Financial statement net income	$143,101	$98,570	$78,078

Adjustments:

Net unrealized gains	(14,861)	(2,138)	(1,079)

Amortization of discount	233	129	2,207

Post-Merger gain on securitization of commercial mortgage loans	—	—	(14,812)

Interest income from securitized commercial mortgage loans	3,149	4,640	4,910

Gains from disposition of portfolio assets	5,202	(4,547)	1,177

Expenses not deductible for tax:

Formula award	1,374	2,158	6,242

Other	1,197	1,053	1,393

Other	(1,012)	(1,492)	(3,816)

Income tax expense	—	—	787

Taxable income	$138,383	$98,373	$75,087

      The Company must distribute at least 90% of its ordinary taxable income to qualify for pass through tax treatment and maintain its RIC status.

Note 13. Concentrations of Credit Risk

      The Company places its cash with financial institutions and, at times, cash held in checking accounts in financial institutions may be in excess of the Federal Deposit Insurance Corporation insured limit. At September 30, 2001, December 31, 2000 and 1999, cash and cash equivalents consisted of the following:

		December 31,
	September 30,
	2001	2000	1999

(in thousands)

Cash and cash equivalents	$11,363	$11,337	$24,419

Less escrows held	(8,223)	(8,888)	(6,264)

Total cash and cash equivalents	$3,140	$2,449	$18,155

Note 14. Supplemental Disclosure of Cash Flow Information

      For the nine months ended September 30, 2001 and for the years ended December 31, 2000, 1999 and 1998, the Company paid $38,867,000, $54,112,000, $21,092,000, and $21,708,000, respectively, for interest and income taxes. For the nine months ended September 30, 2001 and for the years ended December 31, 2000, 1999, and 1998, the Company’s non-cash investing activities totaled $4,459,000, $88,062,000, $19,320,000, and $1,265,000, respectively. For the nine months ended September 30, 2001 and for the years ended December 31, 2000, 1999, and 1998, the Company’s

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 14. Supplemental Disclosure of Cash Flow Information, continued

non-cash financing activities totaled $9,338,000, $92,835,000, $10,241,000, and $6,237,000, respectively, and includes common stock issuance resulting from stock option exercises and dividend reinvestment shares issued. The Company’s non-cash investing and financing activities for the year ended December 31, 2000 includes the issuance of $86.1 million of the Company’s common stock to acquire BLC Financial Services, Inc. as discussed in Note 1.

Note 15. Selected Quarterly Data (Unaudited)

	2000

	Qtr 1	Qtr 2	Qtr 3	Qtr 4

(in thousands, except per share amounts)

Total interest and related portfolio income	$43,897	$49,965	$55,992	$61,735

Net operating income before net realized and unrealized gains	$22,573	$24,700	$30,719	$34,725

Net increase in net assets resulting from operations	$29,581	$34,790	$36,449	$42,281

Diluted net operating income per common share	$0.34	$0.35	$0.40	$0.43

Basic earnings per common share	$0.45	$0.50	$0.48	$0.52

Diluted earnings per common share	$0.45	$0.50	$0.48	$0.52

	1999

	Qtr 1	Qtr 2	Qtr 3	Qtr 4

Total interest and related portfolio income	$27,678	$33,186	$37,998	$42,278

Net operating income before net realized and unrealized gains	$13,830	$16,619	$19,273	$21,319

Net increase in net assets resulting from operations	$18,580	$22,121	$26,944	$30,925

Diluted net operating income per common share	$0.24	$0.28	$0.31	$0.34

Basic earnings per common share	$0.33	$0.38	$0.44	$0.49

Diluted earnings per common share	$0.33	$0.38	$0.44	$0.49

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET

	December 31, 2000

	Allied	Allied			Consolidated
	Capital	Investment	Others	Eliminations	Total

(in thousands)

ASSETS

Portfolio at value:

Private finance	$1,134,409	$148,058	$—	$—	$1,282,467

Commercial real estate finance	408,113	4,605	92,816	—	505,534

Small business finance	—	—	—	—	—

Investments in subsidiaries	142,169	—	—	(142,169)	—

Total portfolio at value	1,684,691	152,663	92,816	(142,169)	1,788,001

Cash and cash equivalents	41	802	1,606	—	2,449

Intercompany notes and receivables	29,444	225	798	(30,467)	—

Other assets	57,891	5,285	191	—	63,367

Total assets	$1,772,067	$158,975	$95,411	$(172,636)	$1,853,817

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:

Notes payable and debentures	$626,298	$78,350	$—	$—	$704,648

Revolving credit facilities	82,000	—	—	—	82,000

Accounts payable and other liabilities	28,502	1,800	175	—	30,477

Dividends and distributions payable	—	2,795	3,700	(6,495)	—

Intercompany notes and payables	5,575	1,651	16,746	(23,972)	—

Total liabilities	742,375	84,596	20,621	(30,467)	817,125

Commitments and Contingencies

Preferred stock	—	7,000	—	—	7,000

Shareholders’ Equity:

Common stock	9	—	1	(1)	9

Additional paid-in capital	1,043,653	43,873	72,254	(116,127)	1,043,653

Notes receivable from sale of common stock	(25,083)	—	—	—	(25,083)

Net unrealized appreciation (depreciation) on portfolio	19,378	7,233	(1,720)	(5,513)	19,378

Undistributed (distributions in excess of) earnings	(8,265)	16,273	4,255	(20,528)	(8,265)

Total shareholders’ equity	1,029,692	67,379	74,790	(142,169)	1,029,692

Total liabilities and shareholders’ equity	$1,772,067	$158,975	$95,411	$(172,636)	$1,853,817

The accompanying notes are an integral part of these consolidating financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATING STATEMENT OF OPERATIONS

	For the Year Ended December 31, 2000

	Allied	Allied	Allied			Consolidated
	Capital	Investment	SBLC	Others	Eliminations	Total

(in thousands)
Interest and Related Portfolio Income

Interest and dividends	$155,790	$15,248	$4,958	$6,311	$—	$182,307

Intercompany interest	5,533	—	—	—	(5,533)	—

Premiums from loan dispositions	6,583	117	9,438	—	—	16,138

Income from investments in wholly owned subsidiaries	26,147	—	—	—	(26,147)	—

Investment advisory fees and other income	10,166	103	1,915	960	—	13,144

Total interest and related portfolio income	204,219	15,468	16,311	7,271	(31,680)	211,589

Expenses

Interest	51,043	6,369	—	—	—	57,412

Intercompany interest	—	170	4,861	502	(5,533)	—

Employee	19,375	—	—	467	—	19,842

Administrative	14,001	72	1,035	327	—	15,435

Total operating expenses	84,419	6,611	5,896	1,296	(5,533)	92,689

Formula and cut-off awards	6,183	—	—	—	—	6,183

Net operating income before net realized and unrealized gains	113,617	8,857	10,415	5,975	(26,147)	112,717
Net Realized and Unrealized Gains

Net realized gains (losses)	14,623	1,585	(558)	(127)	—	15,523

Net unrealized gains (losses)	14,861	5,178	(940)	615	(4,853)	14,861

Total net realized and unrealized gains (losses)	29,484	6,763	(1,498)	488	(4,853)	30,384

Net increase in net assets resulting from operations	$143,101	$15,620	$8,917	$6,463	$(31,000)	$143,101

The accompanying notes are an integral part of these consolidating financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATING STATEMENT OF CASH FLOWS

	For the Year Ended December 31, 2000

	Allied	Allied	Allied			Consolidated
	Capital	Investment	SBLC	Others	Eliminations	Total

(in thousands)
Cash Flows from Operating Activities

Net increase in net assets resulting from operations	$143,101	$15,620	$8,917	$6,463	$(31,000)	$143,101
Adjustments

Net unrealized (gains) losses	(14,861)	(5,178)	940	(615)	4,853	(14,861)

Depreciation and amortization	925	—	—	—	—	925

Amortization of loan discounts and fees	(8,995)	(737)	(369)	—	—	(10,101)

Changes in other assets and liabilities	442	(1,487)	2,097	984	—	2,036

Net cash provided by operating activities	120,612	8,218	11,585	6,832	(26,147)	121,100

Cash Flows from Investing Activities

Portfolio investments	(723,825)	(32,384)	(133,042)	—	—	(889,251)

Repayments of investment principal	125,840	21,156	7,116	—	—	154,112

Proceeds from loan sales	179,293	—	100,951	—	—	280,244

Net change in intercompany investments	(10,791)	(17,223)	10,207	(8,340)	26,147	—

Other investing activities	(2,488)	2,194	927	784	—	1,417

Net cash used in investing activities	(431,971)	(26,257)	(13,841)	(7,556)	26,147	(453,478)

Cash Flows from Financing Activities

Sale of common stock	250,912	—	—	—	—	250,912

Collections of notes receivable from sale of common stock	6,363	—	—	—	—	6,363

Common dividends and distributions paid	(131,022)	—	—	—	—	(131,022)

Preferred stock dividends paid	—	(220)	—	(10)	—	(230)

Net borrowings under notes payable and debentures	201,598	15,700	—	—	—	217,298

Net repayments under revolving lines of credit	(23,500)	—	—	—	—	(23,500)

Other financing activities	(3,149)	—	—	—	—	(3,149)

Net cash provided by (used in) financing activities	301,202	15,480	—	(10)	—	316,672

Net decrease in cash and cash equivalents	$(10,157)	$(2,559)	$(2,256)	$(734)	$—	$(15,706)

Cash and cash equivalents at beginning of year	$10,198	$3,361	$2,256	$2,340	$—	$18,155

Cash and cash equivalents at end of year	$41	$802	$—	$1,606	$—	$2,449

The accompanying notes are an integral part of these consolidating financial statements.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Allied Capital Corporation and Subsidiaries:

      We have audited the accompanying consolidated balance sheets of Allied Capital Corporation and subsidiaries as of December 31, 2000 and 1999, including the consolidated statement of investments as of December 31, 2000, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period then ended. These consolidated financial statements and supplementary consolidating financial information referred to below are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and supplementary consolidating financial information referred to below based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. These procedures included physical counts of investments. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      As discussed in Note 2, the consolidated financial statements include investments valued at $1,788,001,000 as of December 31, 2000 and $1,228,497,000 as of December 31, 1999 (96 percent and 95 percent, respectively, of total assets) whose values have been estimated by the board of directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the board of directors in arriving at its estimate of value of such investments and have inspected the underlying documentation, and in the circumstances we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, the board of directors’ estimate of values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Allied Capital Corporation and subsidiaries as of December 31, 2000 and 1999, and the consolidated results of their operations, changes in net assets and cash flows for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.

      Our audit was made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary consolidating balance sheet and related consolidating statements of operations and cash flows are presented for purposes of additional analysis and are not a required part of the basic financial statements. This information has been subjected to the auditing procedures applied in our audit of the basic consolidated financial statements and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Vienna, Virginia
February 13, 2001

Allied Capital Corporation

Statement of Additional Information

December 19, 2001

        This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the prospectus dated December 19, 2001 relating to this offering and the accompanying prospectus supplement, if any. You can obtain a copy of the prospectus by calling Allied Capital Corporation at 1-888-253-0512 and asking for Investor Relations. Terms not defined herein have the same meaning as given to them in the prospectus.

Table of Contents

	Page in the	Location
	Statement	of Related
	of Additional	Disclosure in
	Information	the Prospectus

General Information and History	B-2	1;14;41

Investment Objective and Policies	B-2	1;14;41

Management	B-2	60

Compensation of Executive Officers and Directors	B-2	64

Compensation of Directors	B-3	65

Stock Option Awards	B-3	65

Formula Award and Cut-Off Award	B-5	66

Committees of the Board of Directors	B-5	N/A

Control Persons and Principal Holders of Securities	B-6	N/A

Investment Advisory Services	B-7	47;60

Safekeeping, Transfer and Dividend Paying Agent and Registrar	B-7	81

Brokerage Allocation and Other Practices	B-7	N/A

GENERAL INFORMATION AND HISTORY

      This SAI contains information with respect to Allied Capital Corporation (the “Company”). The Company changed its name from “Allied Capital Lending Corporation” to “Allied Capital Corporation,” effective upon the merger, which was consummated on December 31, 1997. The Company is a registered investment adviser. The Company was initially organized as a corporation in the District of Columbia in 1976 and was reincorporated in the state of Maryland in 1990.

INVESTMENT OBJECTIVE AND POLICIES

      The investment objective of the Company is to achieve current income and capital gains. The Company seeks to achieve its investment objective by providing investment capital to private companies and undervalued public companies in a variety of different industries and diverse geographic locations throughout the United States. We focus on investments in two areas: private finance and commercial real estate finance, primarily the purchase of commercial mortgage-backed securities (“CMBS”). Our investment portfolio consists primarily of long-term unsecured loans with equity features, commercial mortgage-backed securities, and commercial mortgage loans. At September 30, 2001, our investment portfolio totaled $2.2 billion. A discussion of the selected financial data, supplementary financial information and management’s discussion and analysis of financial condition and results of operations is included in the prospectus. In addition to its core lending business, the Company also provides advisory services to private investment funds.

MANAGEMENT

Compensation of Executive Officers and Directors

      Under Commission rules applicable to BDCs, we are required to set forth certain information regarding the compensation of certain executive officers and directors. The following table sets forth compensation paid by the Company in all capacities during the year ended December 31, 2000 to the directors and the three highest paid executive officers of the Company, collectively, the “Compensated Persons”.

Compensation Table

	Aggregate	Securities		Directors
	Compensation	Underlying	Pension or	Fees Paid
	from the	Options/	Retirement	by the
Name and Position	Company(1)	SARs(4)	Benefits	Company(5)

William L. Walton, Chairman and CEO(2)	$2,582,916	755,500	—	$0

Joan M. Sweeney, Managing Director(2)	1,438,699	285,000	—	0

John M. Scheurer, Managing Director(2)	1,002,463	125,000	—	0

Brooks H. Browne, Director	14,000	5,000	—	14,000

John D. Firestone, Director	19,500	5,000	—	19,500

Anthony T. Garcia, Director	12,000	5,000	—	12,000

Lawrence I. Hebert, Director	7,000	5,000	—	7,000

John I. Leahy, Director	23,000	5,000	—	23,000

Robert E. Long, Director	22,000	5,000	—	22,000

Warren K. Montouri, Director	16,000	5,000	—	16,000

Guy T. Steuart II, Director	14,000	5,000	—	14,000

T. Murray Toomey, Director	8,000	5,000	—	8,000

	Aggregate	Securities		Directors
	Compensation	Underlying	Pension or	Fees Paid
	from the	Options/	Retirement	by the
Name and Position	Company(1)	SARs(4)	Benefits	Company(5)

Laura W. van Roijen, Director	8,000	5,000	—	8,000

George C. Williams, Jr., Director and Chairman Emeritus(3)	735,352	—	—	17,000

(1)	There were no perquisites paid by the Company in excess of the lesser of $50,000 or 10% of the Compensated Person’s total salary and bonus for the year.
(2)	The following table provides detail as to aggregate compensation paid during 2000 as to the three highest paid executive officers of the Company:

			Vested
			Formula	Cut-Off	Other
	Salary	Bonus	Award	Award	Benefits

Mr. Walton	$430,979	$650,000	$1,278,740	$170,156	$53,041

Ms. Sweeney	271,612	350,000	749,246	36,603	31,239

Mr. Scheurer	262,727	335,000	347,590	29,248	27,898

Included for each executive officer in “Other Benefits” is a contribution to the 401(k) Plan, life insurance premiums and a contribution to the Deferred Compensation Plan. See also “—Employment Agreements” and “—Formula Award and Cut-Off Award”.

(3)	In addition to director’s fees, Mr. Williams received $144,000 in consulting fees, $52,373 in Cut-Off Award and $521,979 in vested Formula Award.
(4)	See “Stock Option Awards” for terms of options granted in 2000. The Company does not maintain a restricted stock plan or a long-term incentive plan.
(5)	Consists only of directors’ fees paid by the Company during 2000. Such fees are also included in the column titled “Aggregate Compensation from the Company.”

Compensation of Directors

      During 2000, each director received $1,000 for each Board of Directors or committee meeting attended, except with respect to the members of the Executive Committee, who each received an annual retainer of $10,000 in lieu of fees paid for each Executive Committee meeting attended.

      In May 2001, the Board of Directors voted to modify the directors’ fees to be paid, effective immediately. Each director who does not serve on the Executive Committee will receive a $10,000 annual retainer in lieu of per meeting fees; directors who serve on the Executive Committee will receive a $25,000 annual retainer in lieu of per meeting fees. Members of each committee other than the Executive Committee will receive $1,000 for each committee meeting attended during the year. In addition, the chairmen of the Audit and Compensation Committees each will receive a $3,000 annual retainer for their additional services in these capacities. The Chairman and CEO of the Company does not receive director’s fees.

      Non-officer directors are eligible for stock option awards under the Company’s Stock Option Plan pursuant to an exemptive order from the Commission. The terms of the order, which was granted in September 1999, provided for a one-time grant of 10,000 options to each non-officer director on the date that the order was issued, or on the date that any new director is elected to the Board. Thereafter, each non-officer director will receive 5,000 options each year on the date of the annual meeting of stockholders at the fair market value on the date of grant. See “Stock Option Plan.”

Stock Option Awards

      The following table sets forth the details relating to option grants in 2000 to Compensated Persons under the Company’s Stock Option Plan, and the potential realizable value of each grant, as prescribed to be calculated by the Commission. See “Stock Option Plan” in the Prospectus.

Options Grants During 2000

					Potential Realizable
					Value at Assumed
	Number of				Annual Rates
	Securities	Percent of			Of Stock Appreciation
	Underlying	Total Options	Exercise		Over 10-Year Term(3)
	Options	Granted	Price Per	Expiration
Name	Granted(1)	In 2000(2)	Share	Date	5%	10%

William L. Walton	755,500	18.15%	$16.81	05/26/10	$7,988,359	$20,244,070

Joan M. Sweeney	285,000	6.85%	16.81	05/26/10	3,013,477	7,636,744

John M. Scheurer	125,000	3.00%	16.81	05/26/10	1,321,701	3,349,449

Brooks H. Browne	5,000	0.12%	17.50	05/09/10	55,028	139,452

John D. Firestone	5,000	0.12%	17.50	05/09/10	55,028	139,452

Anthony T. Garcia	5,000	0.12%	17.50	05/09/10	55,028	139,452

Lawrence I. Hebert	5,000	0.12%	17.50	05/09/10	55,028	139,452

John I. Leahy	5,000	0.12%	17.50	05/09/10	55,028	139,452

Robert E. Long	5,000	0.12%	17.50	05/09/10	55,028	139,452

Warren K. Montouri	5,000	0.12%	17.50	05/09/10	55,028	139,452

Guy T. Steuart II	5,000	0.12%	17.50	05/09/10	55,028	139,452

T. Murray Toomey	5,000	0.12%	17.50	05/09/10	55,028	139,452

Laura W. van Roijen	5,000	0.12%	17.50	05/09/10	55,028	139,452

(1)	Options granted to officers in 2000 generally vest in three equal installments beginning on the first anniversary date of the grant, with full vesting occurring on the third anniversary of the grant date or change of control of the Company. Options granted to non-officer directors vest immediately.

(2)	In 2000, the Company granted options to purchase a total of 4,162,112 shares.

(3)	Potential realizable value is calculated on 2000 options granted, and is net of the option exercise price but before any tax liabilities that may be incurred. These amounts represent certain assumed rates of appreciation, as mandated by the Commission. Actual gains, if any, or stock option exercises are dependent on the future performance of the shares, overall market conditions, and the continued employment by the Company of the option holder. The potential realizable value will not necessarily be realized.

     The following table sets forth the details of option exercises by Compensated Persons during 2000 and the values of those unexercised options at December 31, 2000.

Option Exercises and Year-End Option Values

			Number of Securities		Value of Unexercised In-the-
			Underlying Unexercised		Money Options
	Shares		Options As of 12/31/00		As of 12/31/00(2)
	Acquired on	Value
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

William L. Walton	0	0	393,448	1,196,961	$195,582	$3,412,491

Joan M. Sweeney	0	0	212,310	522,476	161,162	1,397,480

John M. Scheurer	0	0	204,669	348,270	140,641	706,522

George C. Williams, Jr.	0	0	146,396	4,999	15,003	14,997

Brooks H. Browne	0	0	15,000	0	16,875	0

John D. Firestone	0	0	15,000	0	16,875	0

Anthony D. Garcia	0	0	15,000	0	16,875	0

Lawrence I. Hebert	0	0	15,000	0	16,875	0

John I. Leahy	0	0	15,000	0	16,875	0

Robert E. Long	0	0	15,000	0	16,875	0

Warren K. Montouri	0	0	15,000	0	16,875	0

Guy T. Steuart II	0	0	15,000	0	16,875	0

T. Murray Toomey	0	0	15,000	0	16,875	0

Laura W. van Roijen	0	0	15,000	0	16,875	0

(1)	Value realized is calculated as the closing market price on the date of exercise, net of option exercise price, but before any tax liabilities or transaction costs. This is the deemed market value, which may actually be realized only if the shares are sold at that price.
(2)	Value of unexercised options is calculated as the closing market price on December 31, 2000 ($20.88), net of the option exercise price, but before any tax liabilities or transaction costs. “In-the-Money Options” are options with an exercise price that is less than the market price as of December 31, 2000.

Formula Award and Cut-Off Award

      Formula Award. The Formula Award was designed as an incentive compensation program that would replace stock options of the predecessor companies that were cancelled as a result of the Company’s 1997 merger, and would balance share ownership among key officers. The Company accrued the Formula Award over the three-year period on the anniversary of the merger date (December 31) in 1998, 1999 and 2000. The Formula Award expense for 2000 totaled $5.7 million. The terms of the Formula Award required that the award be contributed to the Company’s deferred compensation plan, and used to purchase shares of the Company in the open market. See “Deferred Compensation Plan.”

      Cut-Off Award. The Cut-Off Award was designed to cap the appreciated value in unvested options at the merger announcement date in order to set the foundation to balance option awards upon the merger on December 31, 1997. The Cut-Off Award is payable for each canceled option as the canceled options would have vested and vests automatically in the event of a change of control. The Cut-Off Award is payable if the award recipient is employed by the Company on the future vesting date. The Cut-Off Award expense for 2000 totaled $0.5 million.

Committees of the Board of Directors

      The Board of Directors of the Company has established an Executive Committee, an Audit Committee, a Compensation Committee and a Nominating Committee.

      The Executive Committee has and may exercise those rights, powers and authority that the Board of Directors from time to time grants to it, except where action by the full Board is required by statute, an order of the Securities and Exchange Commission (the “Commission”) or the Company’s charter or bylaws. The Executive Committee also reviews and approves all investments of $10 million or more. The Executive Committee met 34 times during 2000. The Executive Committee currently consists of Messrs. Walton, Leahy, Long, Hebert, Steuart, and Williams.

      The Audit Committee operates pursuant to a charter approved by the Board of Directors, a copy of which is incorporated by reference to this registration statement. The charter sets forth the responsibilities of the Audit Committee. Generally, the Audit Committee recommends the selection of independent public accountants for the Company, reviews with such independent public accountants the planning, scope and results of their audit of the Company’s financial statements and the fees for services performed, reviews with the independent public accountants the adequacy of internal control systems, reviews the Company’s annual financial statements and receives the Company’s audit reports and financial statements. The Audit Committee met six times during 2000. The Audit Committee currently consists of Messrs. Browne and Leahy and Ms. van Roijen, all of whom are considered independent under the rules promulgated by the New York Stock Exchange.

      The Compensation Committee determines the compensation for the Company’s executive officers and the amount of salary and bonus to be included in the compensation package for each of the Company’s officers and employees. In addition, the Compensation Committee approves stock option grants for the Company’s officers under the Company’s Stock Option Plan. The Compensation Committee met five times during 2000. The Compensation Committee currently consists of Messrs. Browne, Long, Firestone, and Garcia.

      The Nominating Committee recommends candidates for election as directors to the Board of Directors. The Nominating Committee met once during 2000. The Nominating Committee currently consists of Messrs. Walton, Toomey, Browne and Williams.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of November 6, 2001, there were no persons that owned 25% or more of the Company’s outstanding voting securities, and no person would be deemed to control the Company, as such term is defined in the 1940 Act.

      The following table sets forth, as of November 6, 2001, each current director, the Chief Executive Officer, the Company’s executive officers, and the executive officers and directors as a group. The address for each director and executive officer is 1919 Pennsylvania Avenue, NW, Washington, DC 20006. Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power. The Company is not aware of any shareholder that beneficially owns more than 5% of the Company’s outstanding shares of common stock.

	Number of
	Shares
Name of	Owned		Percentage
Beneficial Owner	Beneficially		of Class(1)

Directors:

William L. Walton	1,456,563	(2,4,9)	1.5%

Brooks H. Browne	63,561	(3)	*

John D. Firestone	49,713	(3,11)	*

Anthony T. Garcia	78,112	(3)	*

Lawrence I. Hebert	36,800	(3)	*

John I. Leahy	36,818	(3)	*

Robert E. Long	30,796	(3)	*

Warren K. Montouri	246,182	(3)	*

Guy T. Steuart II	338,180	(3,5)	*

T. Murray Toomey, Esq.	52,666	(3,6)	*

Laura W. van Roijen	53,311	(3,12)	*

George C. Williams, Jr.	434,350	(2)	*

Executive Officers:

Scott S. Binder	296,628	(2,10)	*

Samuel B. Guren	222,200	(2)	*

Philip A. McNeill	445,801	(2)	*

Penni F. Roll	151,981	(2)	*

John M. Scheurer	613,067	(2)	*

Joan M. Sweeney	667,654	(2)	*

Thomas H. Westbrook	344,168	(2,8)	*

G. Cabell Williams III	896,968	(2,4)	*

All directors and executive officers as a group (20 in number)	6,211,349	(7)	6.1%

    * Less than 1%

(1)	Based on a total of 98,803,522 shares of the Company’s common stock issued and outstanding on November 6, 2001 and shares of the Company’s common stock issuable upon the exercise of immediately exercisable stock options held by each individual executive officer and non-officer director.

(2)	Share ownership for the following directors and executive officers includes:

		Options Exercisable	Allocated
	Owned	Within 60 Days of	to 401(k)
	Directly	November 6, 2001	Plan Account

William L. Walton	414,057	792,109	1,513

Scott S. Binder	68,815	226,417	1,396

Samuel B. Guren	2,500	219,700	0

Philip A. McNeill	191,706	243,529	10,566

Penni F. Roll	53,269	94,221	4,491

John M. Scheurer	277,936	309,125	26,006

Joan M. Sweeney	272,075	384,175	11,404

Thomas H. Westbrook	190,041	154,127	0

George C. Williams, Jr.	286,287	148,063	0

G. Cabell Williams, III	438,284	208,317	89,713

(3)	Beneficial ownership includes exercisable options to purchase 20,000 shares, except Mr. Toomey who has 15,000 shares and Mr. Montouri who has 15,000 shares.
(4)	Includes 250,367 shares held by the 401(k) Plan, of which Messrs. Walton and Williams III are co-trustees. Messrs. Walton and Williams III disclaim beneficial ownership of such shares.
(5)	Includes 276,691 shares held by a corporation for which Mr. Steuart II serves as an executive officer.
(6)	Includes 37,666 shares held by a trust for the benefit of Mr. Toomey and his wife.
(7)	Includes a total of 2,969,783 shares underlying stock options exercisable within 60 days of November 6, 2001, which are assumed to be outstanding for the purpose of calculating the group’s percentage ownership, and 250,367 shares held by the 401(k) Plan.
(8)	Includes 15,865 shares held in an IRA.
(9)	Includes 10,618 shares held in an IRA.

(10)	Includes 273 shares held in an IRA.
(11)	Includes 704 shares held in an IRA and 1,548 shares held in a Keogh account.
(12)	Includes 4,069 shares held in an IRA.

INVESTMENT ADVISORY SERVICES

      The Company is internally managed and therefore has not entered into any advisory agreement with, nor pays advisory fees to, an outside investment adviser. The Company is a registered investment adviser under the Advisers Act and provides advisory services to one other entity. The Company’s officers provide investment and portfolio management services for the Company, as well as the investments of the other managed entities. See “Management” in the prospectus for additional information about the Company’s executive officers. Our investment decisions in each business area are made by investment committees, composed of the Company’s most senior investment professionals. In addition, in certain instances where risk/return characteristics warrant and for every transaction larger than $10 million, the Executive Committee of the Board of Directors must also approve the transaction. See “Management” in the prospectus.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

      The investments of the Company and its subsidiaries are held in safekeeping by Riggs Bank N.A. (“Riggs”) at 808 17th Street, N.W., Washington, D.C. 20006, as well as by LaSalle National Bank, located at 25 Northwest Point Boulevard, Suite 800, Elk Grove Village, Illinois 60007. American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 acts as the Company’s transfer, dividend paying and reinvestment plan agent and registrar.

BROKERAGE ALLOCATION AND OTHER PRACTICES

      Since the Company generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses brokers in the normal course of business.